                                                                  [STRONG LOGO]
            THE STRONG CASH
            MANAGEMENT FUNDS
----------------------------------------------------------------------
            ANNUAL REPORT o FEBRUARY 28, 1999


            THE STRONG ADVANTAGE FUND

            THE STRONG MUNICIPAL ADVANTAGE FUND

            THE STRONG HERITAGE MONEY FUND

            THE STRONG INVESTORS MONEY FUND

            THE STRONG MONEY MARKET FUND

            THE STRONG MUNICIPAL MONEY MARKET FUND

                       [PICTURE OF STRONG FUNDS BUILDING]

                            LETTER FROM THE CHAIRMAN

Dear Strong Investor,

     As I review this past year, I can't help but conclude that we are living in one of the most remarkable eras in modern history. In many ways, it is a Golden Age of prosperity, with constantly improving living standards, virtually full employment, and enormous cultural vitality.

     Our golden era is primarily driven by the spirit of capitalism, which has resulted in real economic growth of better than 3%, negligible inflation, and the lowest unemployment rates in a quarter of a century. Things have rarely looked so good. My advice: Enjoy it, but remember that good times have a way of disappearing. Almost overnight.

     Not everything in the world is coming up roses. As the fighting in Kosovo demonstrates, conflict still looms large in the world. Kosovo illustrates just how delicate the balance is between individual nations and their economies. And it serves as a constant reminder that everything in life--economies included--is cyclical.

     While the U.S. market has been strong, not every security has shared in the good times. What we are experiencing today--to borrow a Wall Street phrase--is a two-tiered market. That is, a market with big differences between the "have" and "have not" stocks. Close to 70% of stocks out there are still down 20% or more from their tops, while a precious small percentage are near their historical highs.

     In plain English, today's market has one piece that may be over-valued, and another piece that appears to be undervalued.

     A family's investment portfolio has to distinguish between a careful strategy and just "playing the market." A serious investor needs to realize that some stock valuations are at extreme highs and that diversification is more important than ever. In addition to blue chip and other large-cap stocks, fixed income products (like long-term bonds) are very attractive and provide an excellent vehicle for diversifying a portfolio.

     (And, although currently out of favor with investors, small- and mid-cap stocks will rise again. If you buy the idea that markets are cyclical, these stocks could be an excellent place to invest over the next few years).

     Likewise, value investing--the art of buying undervalued companies--is also out of favor. Value stocks have already been through a pretty severe correction, and by investing in them now, you can help protect yourself when large-cap and technology stocks retreat.

     At Strong, we're in business to help you achieve your financial goals. Our Strong Advisor program works with shareholders to build a long term investment program through balance.

     The markets are made up of millions of pieces of input--facts, opinions, trends, tips, dreams, emotions, speculation, and an abundance of good old-fashioned hunches. There is also a good deal of wisdom built into the markets. Some of this wisdom gets distorted over the short-term. Long-term, however, the essential truth of the investment process emerges. Our job is to help you maneuver through the clutter and emotion in the marketplace and find that truth.

     Give us a call. We're here to help.

                                               /s/ Dick

                                THE STRONG CASH
                                MANAGEMENT FUNDS
                            -----------------------
                        ANNUAL REPORT o FEBRUARY 28, 1999


                               TABLE OF CONTENTS

     INVESTMENT REVIEWS
          The Strong Advantage Fund ...................................2
          The Strong Municipal Advantage Fund .........................4
          The Strong Heritage Money Fund ..............................6
          The Strong Investors Money Fund .............................8
          The Strong Money Market Fund ...............................10
          The Strong Municipal Money Market Fund .....................12

NEW! BOND GLOSSARY ...................................................14

     FINANCIAL INFORMATION
          Schedules of Investments in Securities .....................15
          Statements of Assets and Liabilities .......................49
          Statements of Operations ...................................50
          Statements of Changes in Net Assets ........................51
          Notes to Financial Statements ..............................53

     FINANCIAL HIGHLIGHTS ............................................56

     REPORT OF INDEPENDENT ACCOUNTANTS ...............................60

                                     ===========
                           THE STRONG ADVANTAGE FUND
-------------------------------------===========--------------------------------

FUND
 HIGHLIGHTS

o    The Strong Advantage Fund returned 4.64% for the year ended 2-28-99.

o Since the Fund invests primarily in corporate debt and mortgage-backed securities, share price was adversely affected by investors' flight to quality to U.S. government bonds during the August-November period.

o To minimize the impact on share price, our exposure to corporate bonds was reduced early in 1999. We also positioned the portfolio to benefit from an overall decline in interest rates.

---------------------------------------
            AVERAGE ANNUAL
            TOTAL RETURNS

            As of 2-28-99

         1-year         4.64%

         3-year         5.95%

         5-year         5.82%

Since Inception         7.18%
  (on 11-25-88)

---------------------------------------

               PORTFOLIO
               STATISTICS

             As of 2-26-99


   30-day annualized yield(1)  5.85%

Average effective maturity(2)  .9 years

    Average quality rating(3)  A


PERSPECTIVES
FROM THE MANAGERS

/s/ Jeffrey A. Koch         /s/ Thomas Sontag
Jeffrey A. Koch             Thomas Sontag
Portfolio Co-manager        Portfolio Co-manager

--------------------------------------------------------------------------------

The past year has been a time of extreme uncertainty in the credit markets. In response to global economic events the Federal Reserve dramatically lowered short-term interest rates from 5.50% to 4.75% from late September through November. We believe this period of easing is largely over, as both the bond and equity markets have returned to more normal behavior. It is most likely that short-term interest rates will hold steady as the Federal Reserve balances recent domestic economic strength with foreign economic weakness. This type of interest rate environment, coupled with the wide yield spreads that currently exist in the marketplace, present us with some remarkable investment opportunities.

A volatile interest rate environment generally has historically had a negative impact on the prices of mortgage-backed bonds. To take advantage of their attractive yields, the Fund purchased some mortgages at depressed prices. The bonds purchased by the Fund typically have very short average lives. For example, the Fund purchased Residential Asset Securitization Trust 1998-A5 class A1 on January 29, 1999. This is a AAA-rated bond, backed by residential mortgage loans similar to your home mortgage. As with any mortgage security, assumptions need to be made with respect to the refinancing rate of the underlying mortgage loans. Using very conservative assumptions, we believe this bond should yield approximately 6.00% with an average life of about 1.25 years. This appears to be quite an opportunity in a short, AAA bond at a time when the 1-year Treasury bond yields 4.50%.

                                            ------------------------------------

                                                      THE LAST QUARTER

                                                        OF THE YEAR

                                                  MARKED THE BEGINNINGS OF

                                                        A RETURN TO

                                                      NORMALCY IN THE

                                                       CREDIT MARKETS.

                                            ------------------------------------

--------------------------------------------------------------------------------

From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns and without these waivers the rankings may have been lower.

1 Yield is annualized for the 30 days ended 2-26-99, is historical, and will vary.
2 The Fund's average effective maturity includes the effect of futures and when-issued securities.
3 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

In addition, we are always looking for corporate bonds that offer attractive yields with minimal price volatility. Our staff carefully researches the credit profile of each issue we purchase, looking for companies with an improving credit trend. An example of a successful corporate bond investment is the Mohegan Tribal Gaming Authority 13.5% First Mortgage Notes due 11-15-02. At the company's discretion, as of 11-15-99, this issue could be redeemed earlier than 11-15-02. After reviewing the company's improving credit profile, we concluded that the bonds were likely to be retired at the earliest possible date, given the high 13.5% coupon. At various times over the past year, we purchased these bonds at yields in excess of 7.0%, and they were ultimately retired early in February of 1999 with the issuer having to pay a premium.

We believe that the relatively high yields on the types of securities that the Fund owns, combined with the relatively low yields available in money market funds, make this an opportune time to be invested in the Strong Advantage Fund.

We're also pleased to announce that Thomas Sontag has assumed the co-management responsibilities of Lyle J. Fitterer, who left the Fund earlier in the year.

Thank you for your continued confidence in our investment strategy.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 11-25-88 to 2-28-99
[GRAPH]
                                                   Lipper Ultra
              THE STRONG           1-Year        Short Obligation
            ADVANTAGE FUND     Treasury Bill*        Average*
   10-88        10,000             10,000            10,000
   12-88        10,103             10,039            10,079
   12-90        11,784             12,036            11,872
   12-92        14,135             13,720            13,317
   12-94        15,793             14,621            14,304
   12-96        18,112             16,698            16,134
   12-98        20,205             18,763            17,989
    2-99        20,383             18,856            18,097

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Salomon Brothers 1-Year Treasury Benchmark-on-the-Run Index ("1-Year Treasury Bill") and the Lipper Ultra Short Obligation Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performance was prorated for the month of November 1988.

--------------------------------------------------------------------------------

* The Salomon Brothers 1-Year Treasury Benchmark-on-the-Run Index ("1-Year Treasury Bill") is an unmanaged index generally representative of the average yield on One-Year Treasury Bills. The Lipper Ultra Short Obligation Average represents funds that invest at least 65% of their assets in investment-grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days. Source of the Salomon index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.


YOUR FUND'S
 APPROACH

     THE STRONG ADVANTAGE FUND INVESTS PRIMARILY IN ULTRA SHORT-TERM, INVESTMENT-GRADE DEBT OBLIGATIONS. THE FUND HAS THE ABILITY TO INVEST A MAXIMUM OF 25% OF ITS ASSETS IN BB BONDS. THE FUND SEEKS TO MAXIMIZE CURRENT INCOME WHILE MAINTAINING A VERY LOW DEGREE OF SHARE-PRICE FLUCTUATION. IN ORDER TO MINIMIZE PRICE VARIABILITY, THE PORTFOLIO WILL NORMALLY HAVE AN AVERAGE EFFECTIVE MATURITY EQUAL TO ONE YEAR OR LESS.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o Interest rates on 1-year Treasury notes were unusually volatile during the year ended 2-28-99, ranging from a high of 5.48% to a low of 3.85%--and finishing the year at 4.85%.

o As is typical in a volatile or uncertain environment, investors shunned corporate debt and mortgage-backed securities, causing their prices to decline.

o The last quarter of the year marked the beginnings of a return to normalcy in the credit markets as investors bought up underpriced corporate bonds and mortgage-backed securities, which shielded them from the price declines that Treasuries then suffered.

                                =====================
                      THE STRONG MUNICIPAL ADVANTAGE FUND
--------------------------------=====================---------------------------

FUND
 HIGHLIGHTS

o For the year ended February 28, 1999, the Fund posted a return of 4.46%. Its 30-day annualized yield stood at 3.59%. For investors in the 36% tax bracket, this translates into a taxable equivalent yield of 5.61%.

o The Fund's average portfolio maturity, at 336 days, is very near the maximum permitted. This continues a long trend for the Fund. Its average quality rating remains solidly at A.

o Issues subject to the Alternative Minimum Tax continue to play a role in the portfolio, as we believe their potential benefits outweigh the tax consequences they pose for some investors.

---------------------------------------

             AVERAGE ANNUAL
             TOTAL RETURNS

             As of 2-28-99

          1-year         4.46%

          3-year         4.86%

 Since Inception         4.94%
   (on 11-30-95)

---------------------------------------

               PORTFOLIO
               STATISTICS

             As of 2-26-99

   30-day annualized yield(1)  3.59%

Average effective maturity(2)  .9 years

    Average quality rating(3)  A


PERSPECTIVES
FROM THE MANAGER

/s/ Steven D. Harrop
Steven D. Harrop
Portfolio Manager

--------------------------------------------------------------------------------

Markets overall have been volatile, with market pressures pushing yields first higher, then lower. When rates go much lower than their current levels, investors quickly lose interest--which in turn spurs yields to move higher as prices move lower. The lack of inflation, a federal deficit under control, and other external factors should help hold interest rates down. We don't believe the Federal Reserve will take action to push interest rates in either direction in the foreseeable future.

In this environment, we're continuing to work with the investment strategies that have helped this fund to outperform in recent years. We've continued to emphasize credit quality in the portfolio, though we also selectively use non-investment-grade securities (currently 3% of assets) to enhance yield potential. We manage risk through rigorous securities research.

About one-fourth of the Fund's assets are invested in bonds that are not rated by an outside bond-rating agency, but have been judged by our in-house analysts to be of investment grade. We'd like to discuss our use of nonrated issues and our in-house analytical talent, because we believe they are important factors adding value to your investment.

We don't believe that bonds rated by a third party always offer more security than unrated issues of similar quality. First, it costs money to

                                            ------------------------------------

                                                      WE'VE CONTINUED

                                                       TO EMPHASIZE

                                                     CREDIT QUALITY IN

                                                     THE PORTFOLIO, AND

                                                       WE MANAGE RISK

                                                      THROUGH RIGOROUS

                                                     SECURITIES RESEARCH.

                                            ------------------------------------

--------------------------------------------------------------------------------

From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns and without these waivers the rankings may have been lower.

1 Yield is annualized for the 30 days ended 2-26-99, is historical, and will vary. The Fund's Advisor has temporarily waived its management fee of 0.01% and absorbed expenses of 0.04%. Otherwise, current yield would have been 3.54% and returns would have been lower.
2 The Fund's average effective maturity includes the effect of when-issued securities.

have a bond rated by an agency. This cuts into the yield a bond pays, particularly for smaller issues. Also, because many investors look only at rated issues, these bonds tend to trade more frequently. That means their prices change more readily in response to market conditions, offering less opportunity to add value through careful research.

Certainly, rated bonds offer many advantages. There is a benefit to having an independent party offer a determination of quality, and these issues are also more liquid. Rated issues do make up the core of our portfolio. Nonetheless, we will continue to make judicious use of the opportunities unrated issues offer, backed by our solid, up-to-date in-house research. In the past 12 months, the Fund's NAV has fluctuated by only $0.02--suggesting the market has agreed with our analysts' assessments of the quality of our holdings.

We don't anticipate making significant changes to our investment approach over the next several months, but as always we will monitor conditions carefully and, should a change appear warranted, take appropriate steps.

Thank you for your investment in the Strong Municipal Advantage Fund. We're pleased you've chosen us to help you pursue your important financial goals.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 11-30-95 to 2-28-99
[GRAPH]
              THE STRONG         Lehman Brothers         Lipper Short
               MUNICIPAL         Municipal 1 Year       Municipal Debt
             ADVANTAGE FUND        Bond Index*           Funds Index*
     11-95      10,000               10,000                 10,000
     12-95      10,086               10,038                 10,041
      6-96      10,272               10,226                 10,155
     12-96      10,577               10,474                 10,416
      6-97      10,831               10,701                 10,637
     12-97      11,117               10,960                 10,918
      6-98      11,360               11,200                 11,139
     12-98      11,626               11,479                 11,418
      2-99      11,695               11,585                 11,493

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal 1 Year Bond Index and the Lipper Short Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

3 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.
* The Lehman Brothers Municipal 1 Year Bond Index is an unmanaged index generally representative of one-year, tax-exempt bonds. The Lipper Short Municipal Debt Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

YOUR FUND'S
 APPROACH

     THE STRONG MUNICIPAL ADVANTAGE FUND SEEKS FEDERALLY TAX-EXEMPT INCOME WITH A VERY LOW DEGREE OF SHARE-PRICE FLUCTUATION. THE FUND INVESTS PRIMARILY IN ULTRA-SHORT-TERM, INVESTMENT-GRADE MUNICIPAL OBLIGATIONS, NORMALLY MAINTAINING AN AVERAGE EFFECTIVE MATURITY OF ONE YEAR OR LESS. WE STRIVE TO MAXIMIZE THE FEDERALLY TAX-EXEMPT INCOME THIS FUND PAYS WITHIN THE BOUNDS OF ITS MATURITY, QUALITY, AND DIVERSIFICATION GOALS. UNLIKE MONEY MARKET FUNDS, THE FUND DOES ALLOW FOR A SMALL DEGREE OF SHARE-PRICE FLUCTUATION IN ORDER TO PURSUE HIGHER YIELDS AND RETURNS.
     OUR INVESTMENT APPROACH FOCUSES ON SELECTION OF INDIVIDUAL SECURITIES, DRIVEN BY BOND-BY-BOND RESEARCH. MACROECONOMIC ANALYSIS ALSO PLAYS AN IMPORTANT ROLE IN SHAPING THE PORTFOLIO.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o The Lehman Brothers Municipal 1 Year Bond Index returned 4.79% for the year ended February 28, 1999, while the Lipper Short Municipal Debt Funds Index returned 4.44% for the same period.*

o Interest rates generally declined over the period, with demand for shorter-term municipal issues running high and supply tight. This is reflected in the Fund's yield, though we were able to reduce the impact of declining yields through careful issue selection.

o    Declining yields led many issuers to pay off their obligations  early--also
     known  as   prerefunding.   This   increased  the  number  of   prerefunded
     issues--which have an effective credit quality of AAA--in the portfolio.

                                   ================
                         THE STRONG HERITAGE MONEY FUND
-----------------------------------================-----------------------------

FUND
 HIGHLIGHTS

o As the Fund approaches the close of its fourth year, we are proud to have accumulated a record of consistently superior performance.

o We held a longer-than-neutral average maturity in the portfolio in anticipation of the drop in interest rates.

o The Fund continued to emphasize asset-backed commercial paper while avoiding securities related to Japanese banks, due to downgrade concerns.

---------------------------------------

               AVERAGE ANNUAL
               TOTAL RETURNS

               As of 2-28-99

           1-year         5.31%

           3-year         5.53%

  Since Inception         5.63%
     (on 6-29-95)

---------------------------------------

                  YIELD
                SUMMARY(1)

              As of 2-26-99

  7-day current yield        4.65%

7-day effective yield        4.76%

     Average maturity        77 days


PERSPECTIVES
FROM THE MANAGER

/s/ Jay N. Mueller
Jay N. Mueller
Portfolio Manager

--------------------------------------------------------------------------------

Interest rates fell significantly over the last year, with most of the drop coming in the third quarter of 1998. The decline was driven by a global "flight to quality," as investors sought the safety of U.S. Treasuries. Based on 30-year Treasuries, long-term interest rates dropped from about 6% a year ago to around 5.60% at the end of February 1999. Yields on money market instruments also fell, with three-month commercial paper yields dropping about 0.70% over the last year. This drop was roughly in line with the three quarters of a percent cut in the Fed Funds rate which was engineered by the monetary authorities. Money market fund yields reflected these interest rate declines.

The Federal Open Market Committee made its first cut on September 29, 1998, lowering the official Fed Funds target to 5.25% from 5.50%. A second 0.25% cut came in mid-October, and a third in November. Monetary policy has been stable since that third step down, and given the strength of the U.S. economy, the likelihood of a further rate cut in the near term is low.

Maintaining a longer-than-neutral average maturity increases a portfolio's sensitivity to changes in interest rates. We did that over the last several

                                            ------------------------------------

                                                      YIELDS ON MONEY

                                                    MARKET INSTRUMENTS

                                                     FELL, ROUGHLY IN

                                                       LINE WITH THE

                                                     THREE QUARTERS OF

                                                    A PERCENT CUT IN THE

                                                       FED FUNDS RATE.

                                            ------------------------------------

--------------------------------------------------------------------------------

From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns and without these waivers the rankings may have been lower.

1 Yields are annualized for the 7-day period ended 2-26-99. Effective yields reflect the compounding of income. Yields and rankings are historical and do not represent future results. Yields will fluctuate. The Fund's Advisor temporarily waived 0.14% in management fees and absorbed 0.06% in expenses for the Fund. Otherwise, the Fund's current yield would have been 4.45%, and its effective yield would have been 4.55%.

months, thereby benefiting from the drop in rates. The Fund invested in debt in the slightly longer maturity, three- to six-month sector of the yield curve to "lock up" a higher yield for a longer period. Though additional Fed rate cuts may be well into the future, we believe the chance of a reversal in monetary policy toward higher interest rate targets is remote, given the very low level of inflation in the U.S. economy. Accordingly, we are continuing to target a longer-than-neutral average maturity.

We continued to emphasize asset-backed commercial paper to pick up higher yields while maintaining high quality standards. We avoided Japanese-bank related securities, sacrificing yield to avoid potential credit downgrades. The Fund also de-emphasized financial- and brokerage-related issues that could be downgraded if global financial turmoil continues to reduce liquidity. We anticipate that the financial crisis of 1998 will recede, and we will consider returning to these sectors in selected issues.

We appreciate your confidence and will continue to strive to meet your investment needs.


                          3-MONTH TREASURY BILL YIELDS
                                 As of 2-28-99

                           2-98                 5.31%
                           3-98                 5.12%
                           4-98                 4.97%
                           5-98                 5.01%
                           6-98                 5.08%
                           7-98                 5.07%
                           8-98                 4.82%
                           9-98                 4.36%
                          10-98                 4.32%
                          11-98                 4.48%
                          12-98                 4.45%
                           1-99                 4.45%
                           2-99                 4.67%

--------------------------------------------------------------------------------

2 An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


YOUR FUND'S
 APPROACH

     WE MANAGE THE STRONG HERITAGE MONEY MARKET FUND TO PROVIDE A COMPETITIVE YIELD WHILE MAINTAINING A SHARE PRICE OF ONE DOLLAR.(2) THE FUND'S LOWER THAN TYPICAL EXPENSE RATIO MEANS INVESTORS USUALLY ENJOY A SUPERIOR YIELD.
     WE DO A CAREFUL TOP-DOWN EVALUATION OF ECONOMIC CONDITIONS BEFORE CHOOSING INDIVIDUAL SECURITIES, CONSIDERING THE PACE OF ECONOMIC GROWTH, INFLATIONARY TRENDS, THE PATH OF FISCAL AND MONETARY POLICY, AND GLOBAL ECONOMIC CONDITIONS. WE THEN USE RIGOROUS ANALYSIS TO CHOOSE INDIVIDUAL SECURITIES SUITED TO THE CURRENT ECONOMIC ENVIRONMENT. THIS PROCESS IS IMPLEMENTED CONTINUOUSLY, KEEPING THE FUND POSITIONED FOR EXISTING MARKET CONDITIONS AT ALL TIMES.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o Interest rates fell sharply over the last 12 months as the Asian economic crisis led to lower inflation and easier monetary policy in the United States.

o The Federal Reserve responded to the threat of a potential "credit crunch" in the U.S. economy by cutting short-term rates three times between September and November 1998.

o At the end of the fiscal year, financial markets had returned to a more optimistic outlook on the world economy, with equity markets recovering from their autumn lows.

                                  =================
                        THE STRONG INVESTORS MONEY FUND
----------------------------------=================-----------------------------

FUND
 HIGHLIGHTS

o We held a longer-than-neutral average maturity in the Strong Investors Money Fund portfolio in anticipation of the drop in the Fed Funds rate.

o The Fund continued to emphasize asset-backed commercial paper to pursue higher yields while maintaining high quality.

o    We avoided securities related to Japanese banks due to down-grade concerns.

---------------------------------------

             AVERAGE ANNUAL
             TOTAL RETURNS

             As of 2-28-99

            1-year         5.65%

   Since Inception         5.63%
      (on 1-31-98)

---------------------------------------

                YIELD
              SUMMARY(1)

             As of 2-26-99

   7-day current yield    5.01%

 7-day effective yield    5.14%

      Average maturity    84 days


PERSPECTIVES
FROM THE MANAGER

/s/ Jay N. Mueller
Jay N. Mueller
Portfolio Manager

--------------------------------------------------------------------------------

Interest rates fell significantly over the last year, with most of the drop coming in the third quarter of 1998. The decline was driven by a global "flight to quality," as investors sought the safety of U.S. Treasuries. Based on 30-year Treasuries, long-term interest rates dropped from about 6% a year ago to around 5.60% at the end of February 1999. Yields on money market instruments also fell, with three-month commercial paper yields dropping about 0.70% over the last year. This drop was roughly in line with the three quarters of a percent cut in the Fed Funds rate which was engineered by the monetary authorities. Money market fund yields reflected these interest rate declines.

The Federal Open Market Committee made its first cut on September 29, 1998, lowering the official Fed Funds target to 5.25% from 5.50%. A second 0.25% cut came in mid-October, and a third in November. Monetary policy has been stable since that third step down, and given the strength of the U.S. economy, the likelihood of a further rate cut in the near term is low.

Maintaining a longer-than-neutral average maturity increases a portfolio's sensitivity to changes in interest rates. We did that over the last several months, thereby benefiting from the drop in rates. The Fund invested in debt

                                            ------------------------------------

                                                         THE FUND

                                                       DE-EMPHASIZED

                                                      FINANCIAL- AND

                                                     BROKERAGE-RELATED

                                                    ISSUES THAT COULD BE

                                                       DOWNGRADED IF

                                                     GLOBAL FINANCIAL

                                                     TURMOIL CONTINUES

                                                    TO REDUCE LIQUIDITY.

                                            ------------------------------------

--------------------------------------------------------------------------------

From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns and without these waivers the rankings may have been lower.

1 Yields are annualized for the 7-day period ended 2-26-99. Effective yields reflect the compounding of income. Yields and rankings are historical and do not represent future results. Yields will fluctuate. The Fund's Advisor temporarily waived 0.50% in management fees and absorbed 0.35% in expenses for the Fund. Otherwise, the Fund's current yield would have been 4.16%, and its effective yield would have been 4.25%.

in the slightly longer maturity, three- to six-month sector of the yield curve to "lock up" a higher yield for a longer period. Though additional Fed rate cuts may be well into the future, we believe the chance of a reversal in monetary policy toward higher interest rate targets is remote, given the very low level of inflation in the U.S. economy. Accordingly, we are continuing to target a longer-than-neutral average maturity.

We continued to emphasize asset-backed commercial paper to pick up higher yields while maintaining high quality standards. We avoided Japanese-bank related securities, sacrificing yield to avoid potential credit downgrades. The Fund also de-emphasized financial- and brokerage-related issues that could be downgraded if global financial turmoil continues to reduce liquidity. We anticipate that the financial crisis of 1998 will recede, and we will consider returning to these sectors in selected issues.

We appreciate your confidence and will continue to strive to meet your investment needs.


                          3-MONTH TREASURY BILL YIELDS
                                 As of 2-28-99

                           2-98                 5.31%
                           3-98                 5.12%
                           4-98                 4.97%
                           5-98                 5.01%
                           6-98                 5.08%
                           7-98                 5.07%
                           8-98                 4.82%
                           9-98                 4.36%
                          10-98                 4.32%
                          11-98                 4.48%
                          12-98                 4.45%
                           1-99                 4.45%
                           2-99                 4.67%

--------------------------------------------------------------------------------

2 An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


YOUR  FUND'S
 APPROACH

     THE STRONG INVESTORS MONEY FUND IS MANAGED TO PROVIDE COMPETITIVE YIELD WHILE MAINTAINING A SHARE PRICE OF ONE DOLLAR.(2) WE DO A CAREFUL TOP-DOWN EVALUATION OF ECONOMIC CONDITIONS BEFORE CHOOSING INDIVIDUAL SECURITIES. THE PACE OF ECONOMIC GROWTH, THE TREND IN INFLATION, THE PATH OF FISCAL AND MONETARY POLICY, AS WELL AS GLOBAL ECONOMIC CONDITIONS ARE ALL CONSIDERED. WE THEN USE RIGOROUS ANALYSIS TO CHOOSE INDIVIDUAL SECURITIES SUITED TO THE CURRENT ECONOMIC ENVIRONMENT. THIS PROCESS IS IMPLEMENTED CONTINUOUSLY, KEEPING THE FUND POSITIONED FOR EXISTING MARKET CONDITIONS AT ALL TIMES.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o Interest rates fell sharply over the last 12 months as the Asian economic crisis led to lower inflation and easier monetary policy in the United States.

o The Federal Reserve responded to the threat of a potential "credit crunch" in the U.S. economy by cutting short-term rates three times between September and November 1998.

o At the end of the fiscal year, financial markets had returned to a more optimistic outlook on the world economy, with equity markets recovering from their autumn lows.

                                    ==============
                          THE STRONG MONEY MARKET FUND
------------------------------------==============------------------------------

FUND
 HIGHLIGHTS

o We held a longer-than-neutral average maturity in the portfolio in order to take advantage of the anticipated drop in interest rates.

o The Fund continued to emphasize asset-backed commercial paper to pursue higher yields while maintaining high quality.

o    We avoided securities related to Japanese banks due to down-grade concerns.

---------------------------------------

             AVERAGE ANNUAL
             TOTAL RETURNS

             As of 2-28-99

          1-year        5.09%

          5-year        5.27%

         10-year        5.53%

 Since Inception        5.89%
   (on 10-22-85)

---------------------------------------

                 YIELD
               SUMMARY(1)

              As of 2-26-99

   7-day current yield     4.38%

 7-day effective yield     4.47%

      Average maturity     77 days

---------------------------------------

PERSPECTIVES
FROM THE MANAGER

/s/ Jay N. Mueller
Jay N. Mueller
Portfolio Manager

--------------------------------------------------------------------------------

While short term rates have fallen since the Fund's last report on October 31, 1998, longer-term rates have risen as the "flight to quality" trade which had driven down Treasury yields was unwound. Very strong U.S. economic growth and resilience in the stock market have led bond investors to conclude that the threat to the global financial system sparked last summer by the Russian debt crisis has dissipated.

After dropping its Fed Funds target rate twice in the September--October period, the Federal Open Market Committee elected to make a third rate cut in mid-November 1998, lowering the official Fed Funds target to 4.75%. Monetary policy has been stable since that third step down, and given the strength of the U.S. economy the likelihood of a further rate cut in the near term is low. Indeed, the possibility of a rate increase is now being discussed as U.S. growth exceeds expectations, further stretching already tight labor markets. We believe that the odds are against a hike in rates any time soon, as inflation remains quiet and strains in the global financial fabric remain worrisome.

Maintaining a longer-than-neutral average maturity increases a portfolio's sensitivity to changes in interest rates. We did that over the last several

                                            ------------------------------------

                                                        GIVEN OUR

                                                  EXPECTATION OF STABLE

                                                   SHORT TERM RATES, WE

                                                     ARE COMFORTABLE

                                                   CONTINUING TO TARGET

                                                   A LONGER-THAN-NEUTRAL

                                                     AVERAGE MATURITY.

                                            ------------------------------------


--------------------------------------------------------------------------------

From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns and without these waivers the rankings may have been lower.

1 Yields are annualized for the 7-day period ended 2-26-99. Effective yields reflect the compounding of income. Yields and rankings are historical and do not represent future results. Yields will fluctuate. The Fund's Advisor temporarily absorbed 0.32% in expenses for the Fund. Otherwise, the Fund's current yield would have been 4.06%, and its effective yield would have been 4.14%.

months, thereby benefiting from the drop in short term rates. Given our expectation of stable short term rates, we are comfortable continuing to target a longer-than-neutral average maturity.

In the last four months we continued to emphasize asset-backed commercial paper to pick up higher yields while maintaining high quality standards. We avoided Japanese-bank related securities, sacrificing yield to avoid potential credit downgrades. The Fund also de-emphasized financial- and brokerage-related issues that could be downgraded if global financial turmoil continues to reduce liquidity. We anticipate that the financial crisis of 1998 will recede, and we will consider returning to these sectors in selected issues.

We appreciate your confidence and will continue to strive to meet your investment needs.


                          3-MONTH TREASURY BILL YIELDS
                                  As of 2-28-99

                           2-98                 5.31%
                           3-98                 5.12%
                           4-98                 4.97%
                           5-98                 5.01%
                           6-98                 5.08%
                           7-98                 5.07%
                           8-98                 4.82%
                           9-98                 4.36%
                          10-98                 4.32%
                          11-98                 4.48%
                          12-98                 4.45%
                           1-99                 4.45%
                           2-99                 4.67%

--------------------------------------------------------------------------------

2 An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


YOUR FUND'S
 APPROACH

THE STRONG MONEY MARKET FUND IS MANAGED TO PROVIDE COMPETITIVE YIELD WHILE MAINTAINING A SHARE PRICE OF ONE DOLLAR.(2) WE DO A CAREFUL TOP-DOWN EVALUATION OF ECONOMIC CONDITIONS BEFORE CHOOSING INDIVIDUAL SECURITIES. THE PACE OF ECONOMIC GROWTH, THE TREND IN INFLATION, THE PATH OF FISCAL AND MONETARY POLICY, AS WELL AS GLOBAL ECONOMIC CONDITIONS ARE ALL CONSIDERED. WE THEN USE RIGOROUS ANALYSIS TO CHOOSE INDIVIDUAL SECURITIES SUITED TO THE CURRENT ECONOMIC
ENVIRONMENT. THIS PROCESS IS IMPLEMENTED CONTINUOUSLY, KEEPING THE FUND POSITIONED FOR EXISTING MARKET CONDITIONS AT ALL TIMES.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o Short-term rates fell sharply over the last 12 months as the Asian economic crisis led to lower inflation and easier monetary policy in the United States.

o The Federal Reserve responded to the threat of a potential "credit crunch" in the U.S. economy by cutting short term rates three times between September and November 1998.

o At the end of the fiscal year, financial markets had returned to a more optimistic outlook on the world economy, with equity markets recovering from their autumn lows.

                               ========================
                     THE STRONG MUNICIPAL MONEY MARKET FUND
-------------------------------========================-------------------------

FUND
 HIGHLIGHTS

o As of February 26, 1999, the Fund's 7-day current yield was 2.95%. Its 7-day effective yield--which reflects compounding--was 2.99%. For investors in the 36% tax bracket, that figure translates into a taxable equivalent yield of 4.67%.

o The Fund's average maturity as of February 26 was 38 days, significantly shorter than its level six months ago.

o The Fund is very liquid, with 80% of assets now in issues which can be redeemed in seven days or less.

---------------------------------------

             AVERAGE ANNUAL
             TOTAL RETURNS

             As of 2-28-99

          1-year       3.44%

          3-year       3.52%

          5-year       3.56%

         10-year       4.04%

 Since Inception       4.21%
   (on 10-23-86)

---------------------------------------

                  YIELD
                SUMMARY(1)

              As of 2-26-99

    7-day current yield       2.95%

  7-day effective yield       2.99%

       Average maturity       38 days

---------------------------------------

PERSPECTIVES
FROM THE MANAGER

/s/ Steven D. Harrop
Steven D. Harrop
Portfolio Manager

--------------------------------------------------------------------------------

The one change of note in our management of this Fund has been the shortening of its average maturity in the second half of the fiscal year. The Fund's average maturity stood at 46 days at the beginning of the 12-month period and 48 days at its midpoint, but now rests at just 38 days.

Our approach to market conditions accounts for this change. In late summer and early autumn, rates on issues with maturities of six months to one year went into freefall. Many market watchers thought this trend would continue for some time--a sentiment that drove yields on these issues still lower. Rates on six-month to one-year issues finally went so low, in fact, that we believed it no longer made sense to have them in the portfolio. The decline in the Fund's maturity is a result of our holding back on these relatively longer-term issues in favor of daily and weekly issues.

This strategy contributed to the Fund's outperformance in late 1998, as rates on the shorter paper were better than the rates on those longer-term issues. Approximately 80% of the Fund's assets are invested in daily and weekly issues, making the Fund very liquid. We're now willing to take advantage of


                                            ------------------------------------

                                                     WE'RE CONTINUING

                                                      TO WORK WITH

                                                     THE INVESTMENT

                                                     STRATEGIES THAT

                                                     HAVE HELPED THIS

                                                    FUND TO OUTPERFORM

                                                      IN RECENT YEARS.

                                            ------------------------------------

--------------------------------------------------------------------------------

From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns and without these waivers the rankings may have been lower.

1 Yields are annualized for the 7 days ended 2-26-99. Effective yields reflect the compounding of income. Yields and rankings are historical and do not represent future results. Yields will fluctuate.

opportunities to buy slightly longer maturity securities again, but only when they offer attractive relative yields.

For the foreseeable future, we anticipate a continuation of the usual seasonal fluctuations in municipal money market rates, but no marked change in their direction over the long term. We don't believe the Federal Reserve will take action to influence rates anytime soon.

In this environment, we're continuing to work with the investment strategies that have helped this fund to outperform in recent years. In addition to watching macroeconomic factors, we manage risk through rigorous securities research. We also continue to invest in private-activity bonds whose income may be subject to the Alternative Minimum Tax, or AMT, in order to give shareholders access to the full spectrum of municipal issues.

We don't anticipate making significant changes to our investment approach over the next several months, but as always we will monitor conditions carefully and, should a change appear warranted, take appropriate steps.

Thank you for your investment in the Strong Municipal Money Market Fund. We look forward to helping you pursue your important financial goals.


                           EQUIVALENT TAXABLE YIELDS
                                 As of 2-26-99
                                                           YOUR TAX-EXEMPT
                                                          EFFECTIVE YIELD OF
                                          MARGINAL        2.99% IS EQUIVALENT
JOINT RETURN          SINGLE RETURN       TAX RATE       TO A TAXABLE YIELD OF:
--------------------------------------------------------------------------------
$43,051-104,050      $25,751-62,450         28.0%               4.15%
--------------------------------------------------------------------------------
$104,051-158,550     $62,451-130,250        31.0%               4.33%
--------------------------------------------------------------------------------
$158,551-283,150     $130,251-283,150       36.0%               4.67%
--------------------------------------------------------------------------------
Over $283,150        Over $283,150          39.6%               4.95%
--------------------------------------------------------------------------------

The chart reflects 1999 marginal federal tax rates before limitations and phase-outs. Individuals with adjusted gross income in excess of $126,600 should consult their tax advisor to determine their actual 1999 marginal tax rate. The Fund's income may be subject to state and local taxes and, depending on your tax status, the Alternative Minimum Tax.


--------------------------------------------------------------------------------

2 An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


YOUR FUND'S
 APPROACH

     THE STRONG MUNICIPAL MONEY MARKET FUND SEEKS FEDERALLY TAX-EXEMPT CURRENT INCOME, A STABLE SHARE PRICE OF ONE DOLLAR, AND DAILY LIQUIDITY.(2) THE FUND INVESTS IN HIGH-QUALITY, SHORT-TERM MUNICIPAL SECURITIES THAT PRESENT MINIMAL CREDIT RISK. WE STRIVE TO MAXIMIZE THE FEDERALLY TAX-EXEMPT INCOME THIS FUND PAYS WITHIN THE BOUNDS OF ITS MATURITY, QUALITY, AND DIVERSIFICATION GOALS.
     OUR INVESTMENT APPROACH FOCUSES ON SELECTION OF INDIVIDUAL SECURITIES, DRIVEN BY BOND-BY-BOND RESEARCH. MACROECONOMIC ANALYSIS ALSO PLAYS AN IMPORTANT ROLE IN SHAPING THE PORTFOLIO.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o Interest rates, and the yields paid by municipal money market securities, generally fell over the course of the year. Yields on six-month to one-year maturity issues fell particularly sharply in the autumn.

o    Demand for shorter-term municipal issues ran high, and supplies were tight.

o Seasonal factors occasionally drove money market rates up, but only temporarily.

--------------------------------------------------------------------------------

BOND
 GLOSSARY

BOND QUALITY RATINGS--There are services that analyze the financial condition of a bond's issuer and then assign it a rating. The best-known rating agencies are Standard and Poors and Moody's. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody's.) The scale descends to AA, A, then BBB and so on, down to D. Bonds with a rating of BBB or higher are considered investment-grade. Bonds rated CC and below are considered "junk bonds." Typically, the lower a bond's rating, the higher yield it must pay in order to compensate the bond-holder for the added risk.

MATURITY--Like a loan, a bond must be paid off on a certain date. A bond's maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years from now. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see definition that follows.)

DURATION--Duration is similar to maturity, but also accounts for the semi-annual interest payments made by most bonds. Duration is a useful tool for determining a bond or a bond fund's sensitivity to interest rate changes. The higher the duration, the more a bond's price will fluctuate when interest rates change.

TREASURY SPREAD--The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity, but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities and other non-government issues relative to Treasuries. Higher spreads occur in uncertain times when investors buy Treasuries for their safety and sell other types of bonds.

YIELD--Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time, often 30 days, annualizing it and stating it as a percentage of the money invested.

YIELD CURVE--The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or "invert." The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

SCHEDULES OF INVESTMENTS IN SECURITIES                        FEBRUARY 28, 1999
--------------------------------------------------------------------------------
================================================================================
                             STRONG ADVANTAGE FUND
================================================================================
                                                     Shares or
                                                     Principal       Value
                                                      Amount        (Note 2)
--------------------------------------------------------------------------------
Corporate Bonds 41.3%
Advance Bank Australia Floating Rate
  Subordinated Notes, 5.9684%, Due 3/14/06        $ 15,000,000    $ 14,925,000
Allied Waste North America, Inc. Senior Notes,
  7.375%, Due 1/01/04                               16,000,000      16,240,000
Blackstone Hotel Acquisitions Company Debt
  Unit (Medium Term Structured Enhanced
  Return Trusts 1998), Series R-38, 6.1944%, Due
  6/30/03 (Acquired 7/30/98; Cost $26,000,000) (b)  26,000,000      25,837,500
CF Cable TV, Inc. Senior Secured Second Priority
  Notes, 11.625%, Due 2/15/05                        5,000,000       5,525,000
CMS Energy Corporation Notes, Series B, 7.375%,
  Due 11/15/00                                      10,050,000      10,130,551
Caesars World, Inc.  Senior Subordinated
  Debentures, 8.875%, Due 8/15/02                    1,700,000       1,700,000
Call-Net Enterprises, Inc. Senior Discount Notes,
  Zero %, Due 12/01/04 (Rate Reset Effective
  12/01/99)                                          6,965,000       6,930,175
Cendant Corporation Notes, 7.50%, Due 12/01/00      25,000,000      25,348,425
Central Fidelity Capital Trust I Floating Rate
  Notes, Series A, 6.0302%, Due 4/15/27              7,500,000       7,601,498
Chase Manhattan Corporation Floating Rate
  Notes, 5.375%, Due 12/30/09                       30,920,000      30,262,950
Citicorp Floating Rate Notes:
  Series W, 5.1875%, Due 11/27/35                   10,000,000       9,000,000
  Series X, 5.10%, Due 11/27/35                     10,000,000       8,900,000
DLJ Leveraged Loan Fund LLC/DLJ Leveraged
  Loan Corporation Senior Secured Floating
  Rate Notes, Series 1A, Class A2, 6.0506%, Due
  3/15/05 (Acquired 8/07/98; Cost $7,000,000) (b)    7,000,000       6,818,000
Deeptech International Senior Notes, 12.00%,
  Due 12/15/00                                       8,100,000       8,748,000
Delta Air Lines, Inc. Pass-Thru Trust Certificates,
  Series 1993-A2, 10.50%, Due 4/30/16               11,601,000      14,640,404
Dime Bancorp, Inc. Notes, 6.375%, Due 1/30/01       15,000,000      14,911,575
Dual Drilling Company Senior Subordinated Notes,
  9.875%, Due 1/15/04                               18,290,000      19,295,950
EOP Operating LP Floating Rate Term Loan,
  5.80%, Due 8/15/00                                25,000,000      24,750,000
Empress Entertainment Inc. Senior Subordinated
  Notes, 8.125%, Due 7/01/06                        25,200,000      25,389,000
First Maryland Capital I Variable Rate
  Subordinated Capital Income Securities,
  6.0302%, Due 1/15/27                              19,500,000      19,736,964
GS Escrow Corporation Floating Rate Senior
  Notes, 5.9697%, Due 8/01/03                      113,000,000     110,629,373
HRPT Properties Trust Floating Rate Notes,
  5.6575%,  Due 7/09/07  (Remarketing  Date
  7/09/99)                                          37,830,000      37,599,994
HSB Capital I Floating Rate Securities, Series A,
  5.9402%,  Due 7/15/27                              9,000,000       8,613,657
Halyard CBO I,  Ltd./Halyard CBO Corporation
  Senior Secured Floating Rate  Notes, Series 1A,
  Class A, 5.8941%, Due 3/24/10
  (Acquired 3/12/98-7/14/98; Cost $38,641,237) (b)  38,700,000      37,751,850
Healthsouth  Corporation Senior Subordinated
  Notes, 9.50%, Due 4/01/01                         20,685,000      21,279,694
Huntington Capital I Variable Rate Capital Income
  Securities,  5.6697%,  Due  2/01/27               18,500,000      18,136,549
ITT Corporation  Notes,  6.25%,  Due 11/15/00       25,000,000      24,270,100
Imperial Capital Trust I Guaranteed Capital
  Securities,  9.98%, Due 12/31/26                   3,300,000       3,311,170
Lyondell  Petrochemical Company Guaranteed
  Term Loan, Tranche D, 6.9391%, Due 6/30/00        12,307,692      11,784,615
Mashantucket Western Pequot  Tribe  Special
  Revenue  Bonds/Interest  Rate Swap,  6.91%,
  Due 9/01/12 (Acquired  9/16/97;
  Cost  $30,000,000) (b)                            30,000,000      28,973,700
Mercantile Capital Trust I Floating Rate Pass-Thru
  Securities,  5.8197%,  Due  2/01/27               10,000,000       9,908,050
Merrill Lynch  Collateralized Bond Obligations:
  Series 1996-C-1, 5.5603%, Due 7/07/06 (Acquired
  3/12/98; Cost $8,013,600) (b)                      8,000,000       7,800,000
  Series 1996-C-2, 5.4209%, Due 11/07/06 (Acquired
  3/12/98; Cost $7,000,000) (b)                      7,000,000       6,825,000
Mohegan  Tribal Gaming  Authority  Senior Notes,
  8.125%, Due 1/01/06 (Acquired 2/24/99; Cost
  $8,950,000) (b) (f)                                8,950,000       9,028,312
NBD Bancorp, Inc. Subordinated Floating Rate
  Notes,  5.5625%,  Due 12/18/05                    24,530,000      24,599,714
NTC Capital Trust II Floating Rate Capital
  Securities,  5.6202%,  Due 4/15/27                13,805,000      13,629,842
NWA Trust  Structured Enhanced Return Trusts
  1998, 7.9856%, Due 4/15/11 (Acquired 3/16/98
  - 4/06/98; Cost $25,400,000) (b)                  25,000,000      22,250,000
National  Commerce Capital Trust Floating Rate
  Pass-Thru Securities, 6.0561%, Due 4/01/27        15,000,000      14,674,755
National  Westminster Bank Floating Rate Notes,
  5.80%,  Due 9/29/49                               34,500,000      32,430,000
Niagara Mohawk Power Corporation Senior Notes:
  Series B, 7.00%, Due 10/01/00                      6,000,000       6,047,610
  Series C, 7.125%, Due 7/01/01                     20,000,000      20,260,900
Nordbanken AB Subordinated  Floating Rate
  Medium Term Yankee Bonds, 5.7184%,
  Due 3/29/49                                       18,000,000      17,275,320
Okobank Subordinated Step-Up Perpetual Floating
  Rate Notes, 6.5103%, Due 10/29/49                    550,000         550,000
Pepsi Bottling Holdings, Inc. Notes, 5.375%,
  Due 2/17/04 (Acquired 2/03/99;
  Cost $24,903,000) (b)                             25,000,000      24,422,525
Restructured Asset Variable Rate Certificates
  Enhanced Returns, Series 1998-C-9-5, 6.4506%,
  Due 6/15/00 (Acquired 9/14/98;
  Cost $20,000,000) (b)                             20,000,000      19,786,000
Restructured Asset Securities Enhanced Returns
  Floating Rate Notes, Series 1998-C-10-1, 6.2561%,
  Due 6/18/01 (Acquired 9/25/98;
  Cost $13,500,000) (b)                             13,500,000      13,585,739
Salomon  Brothers,  Inc. Medium Term Floating
  Rate Notes/Interest Rate Swap, 4.00%,
  Due 9/30/03                                        4,400,000       4,359,168
Santa Fe Energy Resources, Inc. Senior
  Subordinated  Debentures, 11.00%, Due 5/15/04     37,195,000      38,775,788
Skandinaviska  Enskilda Banken Subordinated
  Floating Rate Medium Term Yankee Bonds,
  6.25%, Due 3/29/49                                 4,000,000       3,934,600
Skandinaviska Enskilda Banken Variable Rate
  Subordinated Yankee Notes, 6.50%,
  Due 12/29/49 (Acquired 5/28/98 - 8/19/98;
  Cost $19,900,825) (b)                             20,000,000      18,961,260
Southdown, Inc. Senior Subordinated Notes,
  Series B, 10.00%, Due 3/01/06                     12,937,000      14,618,810
Spintab AB Floating Rate Subordinated Yankee
  Notes,  5.8827%, Due 12/29/49 (Acquired 11/21/97;
  Cost $50,000,000) (b)                             50,000,000      50,312,100
Star Capital Trust I Floating Rate Securities,
  5.9856%, Due 6/15/27                               5,000,000       4,969,795
Stop & Shop Companies, Inc. Senior Subordinated
  Notes, 9.75%, Due 2/01/02                          5,000,000       5,460,825
SunTrust Capital III Floating Rate Notes, 5.8706%,
  Due 3/15/28                                       23,000,000      22,482,500
Swedbank Floating Rate Debt Unit (Medium Term
  Structured Enhanced Return Trusts 1996):
  Series R-34, 5.944%, Due 11/10/02
  (Acquired 5/23/96; Cost $25,000,000)(b)           25,000,000      24,075,000
  Series R-35, 5.85%, Due 11/10/02
  (Acquired 10/16/96; Cost $20,000,000)(b)          20,000,000      19,260,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)            FEBRUARY 28, 1999
--------------------------------------------------------------------------------
================================================================================
                        STRONG ADVANTAGE FUND (continued)
================================================================================
                                                     Shares or
                                                     Principal       Value
                                                      Amount        (Note 2)
--------------------------------------------------------------------------------
TKR Cable I, Inc. Senior Debentures, 10.50%,
  Due 10/30/07                                     $20,450,000  $   22,091,971
Tele-Communications, Inc. Senior Notes, 9.65%,
  Due 10/01/03                                      13,590,000      14,716,380
Texas-New  Mexico Power Company Secured
  Debentures, 10.75%, Due 9/15/03                    8,000,000       8,475,328
Union Bank of Norway Variable Rate Bonds,
  7.35%, Due 12/31/49 (Acquired 7/06/98;
  Cost $29,715,720) (b)                             29,000,000      29,132,240
Union Bank of Norway Subordinated Floating
  Rate Medium Term Yankee Notes, 5.3208%,
  Due 4/24/08                                       20,000,000      19,300,000
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $1,157,080,967)                      1,143,041,226
--------------------------------------------------------------------------------

Non-Agency Mortgage & Asset-Backed
Securities 34.7%
AFC Mortgage Loan Trust Variable Rate
  Asset-Backed Certificates, Series 1994-1,
  Class 2A-1, 7.6385%, Due 6/25/25                   1,048,553       1,035,326
Airplanes Trust 1998 Floating Rate Refinancing
  Pass-Thru Certificates, Series 1R, Class B, 5.6875%,
  Due 3/15/19                                       37,277,436      36,438,694
BCF LLC Mortgage Pass-Thru Certificates, Series
  1997-R2, Class 3-A1, 7.00%, Due 12/25/35
  Acquired 6/16/98; Cost $5,266,030) (b)             5,230,073       5,230,073
C-BASS ABS LLC Variable Rate Asset-Backed
  Securities, Series 1998-2, Class A1, 6.1599%,
  Due 7/25/38 (Acquired 6/22/98;
  Cost $16,433,422) (b)                             16,530,982      16,350,818
CORE Limited/Interest Rate Swap, Series 1998-1X,
  Class B2, 4.338%, Due 1/16/06 (Acquired 7/27/98;
  Cost $14,044,000) (b)                             14,044,000      13,615,511
CWMBS, Inc. Mortgage Pass-Thru Certificates,
  Series 1998-A5, Class A-1, 6.75%, Due 5/25/28     17,841,274      17,915,226
CWMBS, Inc. Pass-Thru Certificates, Series 1998-A6,
  Class I-A-7, 6.75%, Due 7/25/28                   20,189,631      20,271,096
Cargill Lease Receivables Trust Senior Lease
  Backed Certificates, Series 1996-A, Class A-2,
  6.43%, Due 12/20/05                                5,011,497       5,060,058
Chase Mortgage Finance Corporation Mortgage
  Pass-Thru Certificates, Series 1990-G, Class A-Z1,
  9.50%,  Due 12/25/21                                 880,051         896,965
Chase Mortgage Finance Corporation Variable Rate
  Mortgage Pass-Thru Certificates, Series 1992-3:
  Class B7, 7.7806%, Due 10/28/23                    1,013,684       1,012,416
  Class B8, 7.7806%, Due 10/28/23                    2,030,049       2,027,511
Citicorp Mortgage Securities, Inc. Adjustable Rate
  Real Estate Mortgage Investment Conduit
  Pass-Thru Certificates, Series 1992-7, Class 10,
  6.8650%, Due 3/25/22                               3,529,839       3,514,149
Citicorp Mortgage Securities, Inc. Real Estate
  Mortgage Investment Conduit Pass-Thru
  Certificates, Series 1992-10:
  Class B, 8.00%, Due 6/25/22 (Acquired 1/22/99;
  Cost $10,517,302) (b)                             10,357,091      10,444,142
  Class M, 8.00%, Due 6/25/22                        1,688,180       1,694,807
Commercial Mortgage Acceptance Corporation
  Variable Rate Pass-Thru Certificates, Series
  1996-C1, Class A, 6.7151%, Due 12/25/20
  (Acquired 9/04/98; Cost $31,331,661)(b)           31,341,455      31,263,101
ContiSecurities Residual Corporation
  ContiMortgage Net Interest Margin Notes, Series
  1997-A, 7.23%, Due 7/16/28 (Acquired 9/18/97;
  Cost $4,069,194) (b)                               4,069,194       4,065,369
DLJ Mortgage Acceptance Corporation Variable
  Rate Mortgage Pass-Thru Certificates:
  Series 1990-2, Class A, 7.0535%, Due 1/25/22       5,352,465       5,431,130
  Series 1991-3, Class A1, 6.8007%, Due 2/20/21        710,820         716,425
EQCC Home Equity Loan Trust Variable Rate
  Asset-Backed Notes, Series 1993-4, Class A,
  5.725%, Due 12/15/08                              10,138,371      10,084,892
Empire Funding Home Loan Owner Trust Home
  Loan Asset-Backed Notes, Series 1997-4, Class
  A-3, 7.11%, Due 7/25/14                            2,000,000       2,000,310
Equipment Pass-Thru Investment Certificates
  Trust Floating Rate Senior Certificates,
  Series 1996-1:
  Class A, 6.8125%, Due 9/25/09 (Acquired 6/14/96;
  Cost $4,750,000) (b)                               4,750,000       4,751,425
  Class B, 7.1563%, Due 9/25/09 (Acquired 7/01/96;
  Cost $5,225,000) (b)                               5,225,000       5,225,000
  Class C, 10.8125%, Due 9/25/09 (Acquired 6/28/96;
  Cost  $4,167,845) (b)                              4,106,251       4,116,927
The Equitable Life Assurance Society of the
  United States Collateralized Floating Rate Notes,
  Series D-2, 5.9856%, Due 5/15/03
  (Acquired 5/23/96-10/30/97; Cost $12,021,016) (b) 12,000,000      11,730,000
The Equitable Life Assurance Society of the
  United States Floating Rate Notes, Series 174,
  Class A2, 5.2956%, Due 5/15/03
  (Acquired 1/29/99; Cost $13,924,531) (b)          14,000,000      13,903,820
Franchise Finance Corporation of America
  Floating Rate Notes, Series 1997-1:
  Class D2, 6.04%, Due 6/18/13 (Acquired 6/04/97;
  Cost $5,726,000) (b)                               5,726,000       5,308,174
  Class E2, 6.29%, Due 1/18/14 (Acquired 6/04/97;
  Cost $2,290,000) (b)                               2,290,000       2,143,646
Financial Asset Securitization, Inc., Series
  1997-NAMC2, Class FXA-8, 10.00%, Due 7/25/27       5,940,147       6,085,748
FirstPlus Home Loan Owner Trust
  Asset-Backed Notes:
  Series 1996-2, Class A-6, 7.85%, Due 8/20/13       3,428,983       3,469,737
  Series 1997-3, Class A-4, 6.80%, Due 3/10/12      15,000,000      15,109,425
  Series 1998-2, Class A-2, 6.23%, Due 6/10/10       5,000,000       5,007,675
  Series 1998-3, Class A-2, 6.16%, Due 9/10/09       6,771,000       6,778,143
FirstPlus Global Issuance Company/FirstPlus
  Global Issuance Corporation Asset-Backed Notes,
  Series 1998-3, Class  AIO, 5.00%, Due 7/10/00
  (Acquired 12/17/98; Cost $3,765,228) (b)          52,159,000       3,243,768
Fund America Investors Corporation Variable Rate
  Senior Pass-Thru Certificates, Series 1993-A,
  Class A-1, 7.042%, Due 6/25/23                    11,966,142      12,339,243
GS Mortgage Securities Corporation II Commercial
  Mortgage Floating Rate Pass-Thru Certificates,
  Series 1998-GS1, Class D, 5.7356%, Due 12/13/12
  (Acquired 5/22/98-7/10/98; Cost $23,992,969) (b)  24,000,000      23,610,000
G3 Mortgage Reinsurance, Ltd. Floating Rate
  Mortgage Default Recourse Notes, Series 1,
  Class A, 5.9397%, Due 5/25/08
  (Acquired 5/08/98 - 5/19/98;  Cost $5,513,750) (b) 5,500,000       5,120,170
Glendale Federal Bank Variable Rate Senior
  Pass-Thru Mortgage Securities, Series 1990-1,
  Class A, 6.7303%, Due 10/25/29                     2,376,222       2,385,133
Glendale Federal Bank Variable Rate Mortgage
  Pass-Thru Certificates, Series 1990-3, Class A-1,
  6.3046%, Due 3/25/30                               1,997,821       1,997,731
Great Western Bank, A Federal Savings Bank of
  Beverly Hills, Adjustable Rate Mortgage
  Pass-Thru Certificates, Series 1988-3, Class A,
  6.12%, Due 12/25/17                                3,470,860       3,460,153

--------------------------------------------------------------------------------
================================================================================
                        STRONG ADVANTAGE FUND (continued)
================================================================================
                                                     Shares or
                                                     Principal       Value
                                                      Amount        (Note 2)
--------------------------------------------------------------------------------
Green Tree Financial Corporation Manufactured
  Senior Subordinated Pass-Thru Certificates,
  Series 1995-1, Class A5, 8.40%, Due 6/15/25       $15,000,000    $15,315,525
Greenwich Capital Acceptance, Inc. Variable Rate
  Mortgage Pass-Thru Certificates, Series 1991-1,
  Class A, 6.8151%, Due 2/25/21
  (Acquired 4/18/96-6/23/97; Cost $15,698,683) (b)   15,359,701     15,513,298
Greenwich Capital Trust I, Class A, 6.7651%,
  Due 2/15/21 (Acquired 3/04/97; Cost $8,955,753) (b) 8,606,561      8,821,725
Home Savings of America  Adjustable  Rate
  Mortgage Pass-Thru Certificates, Series 14,
  Class A, 5.7026%, Due  5/25/27                      1,999,378      1,984,383
ICIFC Secured Assets Corporation Mortgage
  Pass-Thru Certificates, Series 1997-1,
  Class A-7, 7.75%, Due 3/25/28                      21,950,000     22,236,904
Kmart CMBS Financing, Inc. Floating Rate
  Commercial Mortgage Pass-Thru Certificates,
  Series 1997-1, Class D, 6.0388%, Due 3/01/07
  (Acquired 2/21/97-10/16/98; Cost $32,480,625) (b)  33,000,000     31,983,435
Malan Mortgage Securities Trust Floating Rate
  Commercial Mortgage Pass-Thru Certificates,
  Series 1995-1, Class A2A, 5.7381%, Due 8/15/05
  (Acquired 2/21/97; Cost $4,010,000) (b)             4,000,000      4,005,000
Master Financial Asset Securitization Trust
  Variable Rate Interest Only Asset-Backed Notes,
  Series 1997-1, Class IO, 9.00%, Due 5/20/00        26,095,000      3,033,544
Merrill Lynch Credit Corporation Mortgage Loan
  Asset-Backed Pass-Thru Floating Rate Notes,
  Series 1996-D, Class B, 6.1856%, Due 5/15/25        7,938,000      6,671,651
Merrill Lynch Mortgage Investors, Inc. Senior
  Subordinated Variable Rate Pass-Thru
  Certificates, Series 1994-A, Class M, 6.0625%,
  Due 2/15/19                                        11,000,000     11,149,231
Merrill Lynch Mortgage Investors, Inc. Variable
  Rate Mortgage Pass-Thru Certificates, Series
  1994-M1, Class A, 8.3386%, Due 6/25/22                715,532        715,192
Merrill Lynch Mortgage Investors, Inc. Variable
  Rate Commercial Mortgage Pass-Thru
  Certificates:
  Series 97-SD, Class D, 5.70%, Due 4/01/10          15,500,000     14,613,555
  Series 97-SD, Class E, 6.00%, Due 4/01/10           2,500,000      2,375,000
  Series 1998-H1, Class C, 5.4388%, Due 4/01/11
  (Acquired 7/23/98; Cost $2,000,000) (b)             2,000,000      1,986,260
  Series 1998-H1, Class D, 5.6388%, Due 4/01/11
  (Acquired 7/23/98; Cost $5,813,000) (b)             5,813,000      5,754,870
  Series 1998-H1, Class E, 5.9388%, Due 4/01/11
  (Acquired 7/23/98; Cost $3,437,686) (b)             3,437,686      3,377,527
Merrill Lynch Home Equity Acceptance,  Inc.
  Subordinated Variable Rate Mortgage-Backed
  Certificates, Series 1994-A, Class A-1, 6.00%,
  Due 8/17/23                                         7,750,473      7,683,896
Merrill Lynch Credit Corporation Senior
  Subordinated Variable Rate Mortgage Pass-Thru
  Certificates, Series 1995-A, Class A-5, 7.1737%,
  Due 6/15/20                                         7,933,740      8,013,531
Merrill Lynch Credit Corporation Subordinated
  Mortgage-Backed Certificates, Series 95-S1,
  Class A-1, 6.625%, Due 2/17/24
  (Acquired 12/22/97; Cost $4,770,312) (b)            5,000,000      4,700,000
Merrill Lynch Credit Corporation Floating Rate
  Pass-Thru Asset-Backed Mortgage Loans,
  Series 1996-C, Class B, 6.5625%, Due 9/15/21
  (Acquired 5/09/97 - 8/14/98; Cost $4,224,814) (b)   4,850,165      4,162,072
The Money Store, Inc. Securitized Net Interest
  Margin Trust 1997-1 Notes, 7.36%, Due 6/20/25
  (Acquired 12/23/97; Cost $4,014,931) (b)            4,014,931      3,955,951
Morgan Stanley Capital 1, Inc. Variable Rate
  Commercial Mortgage Pass-Thru Certificates,
  Series 1995-HF1, Class D, 6.5356%, Due 2/15/05      3,500,000      3,448,585
Morgan Stanley Mortgage Trust Variable Rate
  Collateralized Mortgage Obligation, Series 35,
  Class 35-2, Interest Only, 8167.25%, Due 4/20/21       20,612        318,046
Nomura Depositor Trust Floating Rate Commercial
  Mortgage Pass-Thru Certificates, Series 1998-ST1:
  Class A4, 5.8356%, Due 1/15/03 (Acquired
  1/30/98 - 2/10/98; Cost $32,021,875) (b)           32,000,000     29,440,000
  Class A5, 6.1856%, Due 1/15/03 (Acquired
  1/30/98; Cost $6,300,000) (b)                       6,300,000      5,638,500
OUC Commercial Mortgage Securities, Inc.
  Subordinated Adjustable Rate Mortgage
  Securities, Series 1998-1, Class C, 7.2649%, Due
  1/27/28 (Acquired 2/12/98; Cost $8,413,224) (b)     8,387,015      8,366,047
Perpetual Savings Bank Variable Rate Mortgage
  Pass-Thru Certificates, Series 1991-1, Class B1,
  7.311%, Due 6/25/19 (Acquired 9/17/96;
  Cost $629,109) (b)                                    622,591        626,096
Provident CBO I, Ltd./Provident CBO I, Inc. Senior
  Secured Floating Rate Bonds, Series 1A, Class A1,
  5.8981%, Due 12/09/10 (Acquired 11/12/98;
  Cost $7,000,000) (b)                                7,000,000      7,000,000
Prudential Home Mortgage Securities Company
  Variable Rate Mortgage Pass-Thru Certificates,
  Series 1988-1, Class A, 7.1414%, Due 4/25/18          884,667        892,739
Prudential Home Mortgage Securities Company
  Mortgage Pass-Thru Certificates, Series 1992-18,
  Class M, 8.50%, Due 7/25/22                        10,863,345     11,159,040
RTC Adjustable Rate Mortgage Loan Pass-Thru
  Certificates, Series 1991-1, Class A-1, 6.3967%,
  Due 4/26/21                                         8,566,320      8,574,373
RTC Variable Rate Mortgage Pass-Thru Certificates,
  Series 1995-1, Class M-11, 5.80%, Due 10/25/28      3,786,819      3,793,693
RTC Variable Rate Mortgage Pass-Thru
  Securities, Inc.:
  Series 1992-C1, Class B, 7.625%, Due 8/25/23        1,000,398        998,207
  Series 1992-4, Class B-2, 7.0104%, Due 7/25/28     14,376,615     14,377,372
  Series 1992-17, Class A2, 7.3555%, Due 4/25/20      3,171,597      3,162,320
  Series 1992-15, Class B-7, 6.2675%, Due 7/25/27     1,000,000      1,001,345
  Series 1993-1P, Class A-2, 7.30%, Due 8/25/19
  (Acquired 2/05/98; Cost $4,450,546) (b)             4,444,989      4,438,722
  Series 1995-1, Class B-5, 6.9045%, Due 10/25/28    13,199,571     13,217,306
  Series 1995-1, Class B-11, 6.60%, Due 10/25/28      1,519,341      1,524,097
RTC Mortgage Pass-Thru Securities, Inc.
  Commercial Certificates:
  Series 1992-C7, Class C, 9.25%, Due 6/25/23           793,361        789,982
  Series 1994-C2, Class E, 8.00%, Due 4/25/25        11,931,192     11,933,757
  Series 1995-C2, Class B, 6.80%, Due 5/25/27        22,349,711     22,419,666
RTC Variable Rate Mortgage Pass-Thru Securities,
  Inc. Multi-Family Certificates, Series 1992-M1,
  Class B-1, 6.90%, Due 1/25/20                       8,185,823      8,188,156
Repeat Offering Securitization Entity Funding
  Number 1, Ltd. Floating Rate Asset-Backed
  Notes, Class A5A, 5.6538%, Due 11/29/01
  (Acquired 6/01/98; Cost $27,000,000) (b)           27,000,000     26,759,430
Repeat Offering Securitization Entity Funding
  Number 2, Ltd. Floating Rate Asset-Backed
  Certificates:
  Class A5A, 5.5683%, Due 10/28/04
  (Acquired 7/14/98; Cost $9,972,266) (b)            10,000,000      9,840,600
  Class A6, 6.9183%, Due 10/28/04
  (Acquired 5/01/98; Cost $14,821,289) (b)           15,000,000     14,648,400
Residential Funding Mortgage Securities I, Inc.
  Mortgage Pass-Thru Certificates, Series
  1993-MZ1, Class A-2, 7.47%, Due 3/02/23            17,702,928     17,716,470

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)            FEBRUARY 28, 1999
--------------------------------------------------------------------------------
================================================================================
                        STRONG ADVANTAGE FUND (continued)
================================================================================
                                                     Shares or
                                                     Principal       Value
                                                      Amount        (Note 2)
--------------------------------------------------------------------------------

Resecuritization Mortgage Trust Certificates,
  Series 1998-B, Class A, 5.1894%, Due 4/26/21
  (Acquired 11/12/98; Cost $12,976,344) (b)         $13,066,174   $ 12,992,742
Residential Accredit Loans, Inc. Mortgage
  Pass-Thru Certificates, Series 1997-QS2,
  Class A-7, 7.75%, Due 3/25/27                      10,400,783     10,582,529
Residential Funding Mortgage Securities II, Inc.
  Variable Rate Interest Only Home Equity Loan
  Pass-Thru Certificates, Series 1996-HS2, Class A,
  1.70%, Due 9/25/12                                 25,446,404        405,616
Resolution Trust Corporation Floating Rate Bond,
  Series 1992-C8, Class A2, 7.0375%, Due 12/25/23     8,667,584      8,686,523
Resolution Trust Corporation Mortgage Pass-Thru
  Securities, Inc. Mortgage Pass-Thru Certificates,
  Series 92-18P, Class B-5, 7.50%, Due 1/25/21
  (Acquired 9/10/97; Cost $681,413) (b)                 678,868        679,927
Ryland Mortgage Securities Corporation Variable
  Rate Mortgage Participation Securities:
  Series 1990-C1, Class A, 6.1089%, Due 10/25/20     38,943,977     38,797,937
  Series 1992-3, Class A-2, 7.0104%, Due 6/25/20      8,532,750      8,519,048
Ryland Mortgage Securities Corporation Senior
  Mortgage Partnership Variable Rate Securities,
  Series 1989-1, Class 1A, Perpetual Savings Bank,
  7.3228%,  Due 2/25/19                                  78,019         77,771
Ryland Mortgage Securities Corporation IV
  Variable Rate Collateralized Mortgage Bonds,
  Series 2, Class 3-A, 11.9163%, Due 6/25/23            537,586        549,596
Sasco Floating Rate Commercial Mortgage Trust
  Multiclass Pass-Thru Certificates, Series 1998-C3A:
  Class A-1B, 5.6869%, Due 6/25/15
  (Acquired 10/23/98; Cost $15,000,000) (b)          15,000,000     15,014,100
  Class A2, 5.5169%, Due 6/25/15
  (Acquired 10/23/98; Cost $13,721,810) (b)          13,788,399     13,771,164
Salomon Brothers Mortgage Securities VII, Inc.:
  Series 1992-4, Class A2, 7.7219%, Due 9/25/22       1,392,186      1,393,028
  Series 1996-LB2, Class A-5, 7.25%, Due 10/25/26     6,000,000      6,029,430
  Series 1997-HUD1, Class A-2, 7.37%, Due 12/25/30    7,871,000      7,941,603
Salomon Brothers Mortgage Securities VII, Inc.
  Asset-Backed Certificates, Series 1997-LB6,
  Class A-2, 6.79%, Due 12/25/27                     23,642,000     23,740,705
Saxon Mortgage Securities Corporation Mortgage
  Partnership Securities, Series 1993-8, Class 1A-1,
  7.375%, Due 9/25/23                                 2,839,894      2,853,369
Sears Mortgage Securities Corporation Variable
  Rate Pass-Thru Certificates:
  Series 1991-1, Class A-1, 6.011%, Due 7/25/21      21,840,004     21,557,100
  Series 1992-21, Class A-2, 7.1323%, Due 12/26/22      830,990        834,027
  Series 1992-23, Class A-4, 7.0218%, Due 10/25/22      849,922        835,189
Structured Asset Securities Corporation Mortgage
  Pass-Thru Certificates, Series 1996-CFL,
  Class A-2A, 7.75%, Due 2/25/28                     12,469,395     12,484,981
Structured Asset Securities Corporation Variable
  Rate Multiclass Pass-Thru Certificates:
  Series 1994-C1, Class A-3, 5.6197%, Due 8/25/26     1,284,745      1,287,000
  Series 1995-C4, Class A-2, 5.4897%, Due 6/25/26     1,641,554      1,643,515
Structured Mortgage Trust Commercial
  Mortgage-Backed Securities, 7.323%, Due 1/30/06
  (Acquired 5/12/98; Cost $14,832,592) (b)           15,000,000     13,739,100
Textron Financial Corporation Receivables Trust
  Asset-Backed Notes, Series 1998-A, Class A1,
  5.82%, Due 1/15/02 (Acquired 9/23/98;
  Cost $12,304,472) (b)                              12,305,442     12,294,982
WHP Commercial Mortgage Variable Rate
  Pass-Thru Certificates, Series 1995-C1, Class D,
  8.60%, Due 7/20/25 (Acquired 9/03/98;
  Cost $4,602,501) (b)                                4,599,626      4,593,876
Western Federal Savings & Loan Association Marina
  Del Rey California Variable Rate Mortgage
  Pass-Thru Certificates, Series 1991-4, Class A,
  6.999%, Due 7/25/21                                 4,146,365      4,094,535
--------------------------------------------------------------------------------
Total Non-Agency Mortgage & Asset-Backed Securities
 (Cost $967,568,666)                                               958,578,829
--------------------------------------------------------------------------------

United States Government & Agency Issues 11.3%
FHLMC Participation Cerificates:
  7.38%, Due 7/01/21                                  1,502,074      1,551,568
  7.50%, Due 8/01/04                                 20,656,477     21,157,163
  8.50%, Due 7/01/21                                 15,525,247     16,381,929
  9.00%, Due 1/01/05 thru 9/01/20                    21,002,968     22,329,678
  10.00%, Due 3/15/20                                15,765,161     16,841,338
  10.50%, Due 11/01/20                                  982,555      1,066,318
  10.75%, Due 10/01/00                                   11,897         12,258
  11.00%, Due 10/01/00 thru 9/01/20                   2,257,413      2,455,359
  11.75%, Due 5/01/11 thru 6/01/11                      971,088      1,057,841
  12.00%, Due 9/01/11 thru 2/01/15                      375,733        413,383
  12.25%, Due 7/01/15                                   553,555        607,030
  12.50%, Due 2/01/15                                   107,505        119,132
FNMA Guaranteed Real Estate Mortgage Investment
  Conduit Pass-Thru Certificates:
  7.36%, Due 12/01/17                                 3,265,219      3,326,441
  8.00%, Due 4/01/17 thru 3/25/21                    39,625,763     41,058,050
  8.75%, Due 9/25/20 thru 12/25/20                   21,557,949     22,501,874
  9.00%, Due 10/01/04 thru 6/01/24                   92,884,366     98,644,498
  9.50%, Due 12/01/09 thru 3/01/21                   12,880,629     13,737,267
  9.75%, Due 3/25/20                                  6,659,255      7,124,894
  10.00%, Due 12/01/09 thru 1/01/10                   8,735,847      9,490,962
  10.50%, Due 8/01/19                                 7,765,644      8,600,450
  13.50%, Due 9/01/14                                    16,897         19,108
GNMA Guaranteed Pass-Thru Certificates:
  9.50%, Due 12/15/17                                 4,005,645      4,336,446
  10.00%, Due 10/20/17                                6,868,096      7,630,042
  11.00%, Due 8/15/19                                11,234,945     12,428,658
  13.50%, Due 8/15/14 thru 11/15/14                     105,579        122,863
  15.00%, Due 5/15/12 thru 9/15/12                       29,609         35,195
--------------------------------------------------------------------------------
Total United States Government & Agency Issues (Cost $310,831,898) 313,049,745
--------------------------------------------------------------------------------

Preferred Stocks 1.6%
Parmalat Capital Finance 7.5327% Series B               200,000      4,640,000
Pinto Totta International Finance, Ltd. 7.77%
  (Acquired 7/24/97; Cost $5,000,000) (b)                 5,000      4,431,250
TCI Communications Financing I 8.72%                  1,130,000     29,874,375
TCI Communications Financing II Trust 10.00%            200,000      5,487,600
--------------------------------------------------------------------------------
Total Preferred Stocks (Cost $45,379,822)                           44,433,225
--------------------------------------------------------------------------------

Short-Term Investments (a) 11.0%
INTEREST BEARING, DUE UPON DEMAND 0.0%
General Mills, Inc., 4.54%                          $    70,000         70,000
Pitney Bowes Credit Corporation, 4.54%                   20,000         20,000
Sara Lee Corporation, 4.54%                              95,400         95,400
Wisconsin Electric Power Company, 4.53%                     100            100
                                                                   -----------
                                                                       185,500
CORPORATE BONDS 9.1%
Amerco Asset-Backed Bonds, 6.65%, Due 10/15/99
  (Acquired 1/14/98; Cost $5,008,900) (b)             5,000,000      4,960,100
Bay View Capital Corporation Senior Debentures,
  8.42%, Due 6/01/99 (Acquired 10/15/97 - 6/24/98;
  Cost $17,212,500) (b)                              17,000,000     17,069,258
Lyondell Petrochemical Company Guaranteed Term
  Loan, Tranche C, 6.9394%,  Due 6/30/99              7,692,308      7,634,615

--------------------------------------------------------------------------------
================================================================================
                       STRONG ADVANTAGE FUND (continued)
================================================================================
                                                      Shares or
                                                      Principal       Value
                                                       Amount        (Note 2)
--------------------------------------------------------------------------------

Merchandise Mart LLC Commercial
  Mortgage-Backed Securities, 6.1388%, Due
  9/30/99 (Acquired 5/26/98; Cost $24,950,000) (b) $ 25,000,000  $   24,875,000
Newscorp  Overseas, Ltd. Floating Rate Debt
  Unit with Swap Agreement (Structured Enhanced
  Return Trusts 1995, Series R-27), 6.1806%, Due
  6/30/99 (Acquired 6/12/95; Cost $27,120,000) (b)   28,250,000      23,447,500
Niagara Mohawk Power Corporation Senior Notes,
Series A, 6.50%, Due 7/01/99                        100,000,000     100,192,900
Time Warner, Inc. Pass-Thru Asset Securities,
  4.90%, Due 7/29/99 (Acquired 11/21/97; Cost
  $73,062,750) (b)                                   75,000,000      74,726,025
                                                                 --------------
                                                                    252,905,398
NON-AGENCY MORTGAGE & ASSET-BACKED SECURITIES 0.1%
Advanta Mortgage Loan Trust Interest Only
  Asset-Backed Certificates, Series 1998-2,
  Class A-IO, 5.00%, Due 8/25/99                     93,750,000       2,666,250
ContiMortgage Home Equity Loan Trust Interest
  Only Pass-Thru Certificates, Series 1997-5,
  Class A11, 6.50%, Due 6/15/99                      44,547,564       1,253,123
                                                                 --------------
                                                                      3,919,373
REPURCHASE AGREEMENTS 1.7%
ABN-AMRO Tri-Party (Dated 2/26/99), 4.75%,
  Due 3/01/99 (Proceeds $46,318,327); Collateralized
  by: Tennessee Valley Authority Strips and Notes,
  SLMA Notes, FNMA Notes and Principal
  Strips, FHLMC Bank Bonds, and Federal Farm
  Credit Bank Notes (h)                              46,300,000      46,300,000

UNITED STATES GOVERNMENT ISSUES 0.1%
United States Treasury Bills,
  Due 3/04/99 thru 5/27/99 (c)                        1,855,000       1,850,145
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $308,356,117)                    305,160,416
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $2,789,217,470) 99.9%       2,764,263,441
Other Assets and Liabilities, Net 0.1%                                2,075,322
--------------------------------------------------------------------------------
Net Assets 100.0%                                                $2,766,338,763
================================================================================


FUTURES
--------------------------------------------------------------------------------
                                                    Underlying     Unrealized
                                       Expiration   Face Amount   Appreciation
                                          Date       at Value    (Depreciation)
--------------------------------------------------------------------------------
Purchased:
  500  90-Day Eurodollars                 4/99     $118,518,750    ($472,500)
Sold:
  458  Two-Year U.S. Treasury Notes       6/99       95,815,031      330,784
  573  Five-Year U.S. Treasury Notes      6/99       63,585,094      704,882
   69  Ten-Year U.S. Treasury Notes       6/99        7,917,750       81,420


SWAPS
--------------------------------------------------------------------------------
Open interest rate swap contracts at Feb. 28, 1999 consisted of the following:
--------------------------------------------------------------------------------
                        Notional         Interest           Interest
     Issuer              Amount            Sold              Bought
--------------------------------------------------------------------------------
CORE Limited          $14,044,000       3 Month Euro       3 Month USD
  (Expires 1/16/06)                     LIBOR + 80BP       LIBOR + 78BP

Mashantucket Western   30,000,000       6.91%              3 Month USD
  Pequot Tribe                                             LIBOR + 28BP
  (Expires 9/01/12)

Salomon Brothers, Inc.  4,400,000       10 Year Constant   3 Month USD
  (Expires 9/30/03)                     Maturity Treasury  LIBOR + 30BP
                                        + 140BP
================================================================================
                         STRONG MUNICIPAL ADVANTAGE FUND
================================================================================
                                                       Shares or
                                                       Principal       Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------
Municipal Bonds 32.6%
ALABAMA 0.1%
Washington County, Alabama Board of Education
  Municipal Project Lease and Option Agreement
  COP, 5.10%, Due 1/31/03                            $ 1,205,877    $ 1,205,877

ARIZONA 0.0%
Pima County, Arizona IDA MFHR - Casa Loma
  Apartments and Old Farm Project, 9.00%,
  Due 1/01/01                                            175,000        173,906

ARKANSAS 0.2%
Little Rock, Arkansas Collateralized IDR - Lexicon,
  Inc. Project, 6.48%, Due 7/01/06                     4,185,000      4,196,132

CALIFORNIA 0.7%
California Hospital Revenue - Valley Health System
  Refunding and Improvement Project, 5.50%,
  Due 5/15/00                                            740,000        745,550
California PCFA Solid Waste Revenue - Keller
  Canyon Landfill Company Project, 6.875%,
  Due 11/01/27                                         4,100,000      4,463,875
Santa Ana, California Community Redevelopment
  Refunding, 7.50%, Due 9/01/16                        2,000,000      2,084,780
Southern California Public Power Authority Power
  Project Revenue 1999 Subordinate Refunding -
  Palo Verde Project, 5.00%, Due 7/01/00 (f)           3,300,000      3,382,500
Stanislaus, California Waste-To-Energy Financing
  Agency Solid Waste Facility Revenue Refunding -
  Ogden Martin System, Inc. Project, 7.625%,
  Due 1/01/10                                          4,090,000      4,276,668
                                                                    -----------
                                                                     14,953,373
COLORADO 2.1%
Arapahoe County, Colorado SFMR - IDK Partners I
  Trust Pass-Thru Certificates, 5.25%, Due 11/01/19    2,359,262      2,406,447
Central City, Gilpin County, Colorado Excise Tax
  Refunding, 5.40%, Due 12/01/00                       2,200,000      2,255,000
Denver, Colorado City and County Airport System
  Revenue, 7.75%, Due 11/15/21                        10,000,000     10,950,000
Denver, Colorado City and County MFHR
  Refunding - The Seasons Apartment Project,
  5.57%, Due 10/15/08                                 28,500,000     29,390,625
                                                                    -----------
                                                                     45,002,072
CONNECTICUT 0.3%
Connecticut HFA Housing Mortgage Finance
  Program:
  4.60%, Due 11/15/18                                  5,000,000      5,012,500
  7.30%, Due 11/15/03                                    135,000        140,400
Norwich, Connecticut Tax-Exempt Equipment
  Lease, 6.35%, Due 8/01/01                            1,185,848      1,219,941
                                                                    -----------
                                                                      6,372,841
DISTRICT OF COLUMBIA 0.5%
District of Columbia Revenue - Georgetown
  University Project, 7.25%, Due 4/01/20              10,000,000     10,224,000

FLORIDA 0.2%
Capital Projects Finance Authority Florida Solid
  Waste Disposal Revenue Loan, 7.50%,
  Due 11/01/18                                         5,000,000      5,000,000

GEORGIA 0.2%
George L. Smith II Georgia World Congress Center
  Authority Revenue Refunding - Domed Stadium
  Project, 5.75%, Due 7/01/01 (f)                      5,005,000      5,180,175

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)            FEBRUARY 28, 1999
--------------------------------------------------------------------------------
================================================================================
                   STRONG MUNICIPAL ADVANTAGE FUND (continued)
================================================================================
                                                      Shares or
                                                      Principal        Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------
HAWAII 0.4%
Hawaii Department of Budget and Finance Special
  Purpose Revenue - Citizens Utilities Company
  Project, 6.66%, Due 11/01/21                       $ 8,500,000    $ 9,211,875

IDAHO 0.2%
Boise, Idaho Housing Authority Revenue - Hobbler
  Place Project, 5.25%, Due 2/01/02                    4,520,000      4,559,550

ILLINOIS 3.3%
Alton, Illinois Hospital Facilities Revenue and
  Refunding - St. Anthony's Health Center Project:
  5.00%, Due 9/01/01                                     850,000        865,938
  5.15%, Due 9/01/00                                   1,355,000      1,377,019
Chicago, Illinois O'Hare International Airport
  Special Facilities Revenue - American
  Airlines, Inc. Project, 7.875%, Due 11/01/25        33,280,000     35,776,000
Chicago, Illinois O'Hare International Airport
  Special Facilities Revenue - United Air Lines, Inc.
  Project:
  8.40%, Due 5/01/18 (Pre-Refunding at $103 on
  5/01/99)                                             4,380,000      4,536,716
  8.50%, Due 5/01/18                                  10,600,000     11,275,750
Eureka, Illinois Educational Facilities Revenue -
  Eureka College Project, 5.25%, Due 1/01/01             660,000        660,000
Hodgkins, Illinois GO Tax Allocation, 9.50%,
  Due 12/01/09 (Pre-Refunding at $104 on 12/01/01)     2,500,000      2,878,125
Illinois DFA PCR Refunding - Commonwealth
  Edison Company Project, 7.25%, Due 6/01/11           7,225,000      7,766,875
Kane, McHenry, Cook and DeKalb Counties, Illinois
  Community Unit School District Number 300 GO
  Lease Secured COP - School Building Project,
  6.90%, Due 12/01/04                                  3,195,000      3,502,519
Romeoville, Will County, Illinois COP, 7.30%,
  Due 12/01/00                                         2,000,000      2,132,500
                                                                    -----------
                                                                     70,771,442
INDIANA 0.4%
East Chicago, Indiana School City COP:
  5.10%, Due 7/15/03                                   3,355,000      3,371,775
  5.50%, Due 7/15/02                                   2,375,000      2,458,125
Huntington, Indiana EDR Refunding - Quanex
  Corporation Project, 6.50%, Due 8/01/10              1,665,000      1,719,495
                                                                    -----------
                                                                      7,549,395
IOWA 0.1%
Cedar Rapids, Iowa First Mortgage Revenue -
  Cottage Grove Place Project, 5.30%, Due 7/01/05      1,910,000      1,910,000

KANSAS 0.4%
Kansas City, Kansas Board of Public Utilities
  Master Municipal Lease and Option Agreement,
  4.47%, Due 5/01/03                                   3,848,609      3,829,366
Kansas City, Kansas Residual Revenue Capital
  Appreciation, Zero %, Due 5/01/12                    1,805,000        661,081
Sedgwick and Shawnee Counties, Kansas SFMR
  Mortgage-Backed Securities Program, 4.70%,
  Due 12/01/08                                         3,500,000      3,517,500
                                                                    -----------
                                                                      8,007,947
KENTUCKY 1.7%
Kenton County, Kentucky Airport Board Special
  Facilities Revenue - Delta Air Lines, Inc. Project,
  7.125%, Due 2/01/21                                 24,980,000     27,009,625
Kentucky EDFA Hospital System Refunding and
  Improvement Revenue - Appalachian Regional
  Healthcare, Inc. Project:
  4.70%, Due 10/01/00                                  2,085,000      2,113,669
  4.85%, Due 10/01/01                                  2,195,000      2,241,644
  5.00%, Due 10/01/02                                  2,300,000      2,369,000
  5.10%, Due 10/01/03                                  2,165,000      2,240,775
                                                                    -----------
                                                                     35,974,713
LOUISIANA 3.9%
East Baton Rouge, Louisiana Mortgage Finance
  Authority SFMR Refunding - GNMA and FNMA
  Mortgage-Backed Securities Program, 4.60%,
  Due 10/01/16                                         4,000,000      4,025,000
Louisiana Health Education Authority Revenue -
  Lambeth House Project, 5.25%, Due 1/01/05           14,875,000     14,875,000
Louisiana Public Facilities Authority Hospital
  Revenue and Refunding - Pendleton Memorial
  Methodist Hospital Project:
  6.75%, Due 6/01/10 (Pre-Refunding at $102 on
  6/01/02)                                             3,060,000      3,375,731
  6.75%, Due 6/01/22                                   2,615,000      2,807,856
Louisiana Public Facilities Authority MFHR -
  Whitten Foundation Project, 7.00%, Due 12/01/00     11,665,000     11,767,069
New Orleans, Louisiana Regional Transit Authority
  Lease-Purchase Agreements:
  Lease M98147, 5.50%, Due 5/01/08                    33,322,570     33,572,490
  Lease M98159, 5.50%, Due 5/01/08                     3,134,450      3,157,958
Ouachita Parish, Louisiana IDB, Inc. Revenue
  Refunding - Physicians and Surgeons Medical
  Complex Project, 4.80%, Due 8/01/02                  3,750,000      3,820,313
St. Charles Parish, Louisiana PCR - Louisiana
  Power & Light Company Project, 8.25%,
  Due 6/01/14                                          7,500,000      7,792,500
                                                                    -----------
                                                                     85,193,917
MAINE 0.2%
Maine Finance Authority Solid Waste Disposal
  Revenue - Boise Cascade Corporation Project,
  7.90%, Due 6/01/15                                   5,000,000      5,281,250

MARYLAND 0.7%
Maryland CDA Department of Housing and
  Community Development SFMR, 7.375%,
  Due 4/01/26                                          9,000,000      9,203,850
Maryland Stadium Authority Sports Facilities
  Lease Revenue, 7.50%, Due 12/15/10                   5,000,000      5,235,700
                                                                    -----------
                                                                     14,439,550
MASSACHUSETTS 1.3%
Clipper Caravel Tax-Exempt Certificates Trust
  Revenue, 3.75%, Due 10/08/01                        23,000,000     22,971,250
Commonwealth of Massachusetts Department of
  Revenue Tax-Exempt Master Equipment Lease:
  5.085%, Due 10/01/00                                 1,011,453      1,021,568
  5.62%, Due 10/01/01                                  1,680,330      1,718,137
Massachusetts Health and EFA Competitive
  Lease Program - Whitehead Institute for
  Biomedical Research Project, 4.698%, Due 5/07/03     2,663,000      2,669,658
Massachusetts Industrial Finance Agency
  Industrial Revenue - John T. Spinelli Project,
  7.00%, Due 11/01/00                                    856,798        856,798
                                                                    -----------
                                                                     29,237,411
MICHIGAN 0.3%
Detroit, Michigan EDC Resource Recovery Revenue,
  7.00%, Due 5/01/01                                   3,420,000      3,586,725
Koch Financial Corporation Special Purpose Lease
  Tax-Exempt Private Municipal Trust Certificates,
  4.70%, Due 10/06/03                                  3,107,000      3,118,651
                                                                    -----------
                                                                      6,705,376
MINNESOTA 1.2%
Minneapolis, Minnesota Temporary Parking
  Ramp Revenue, 4.75%, Due 6/01/00                     5,885,000      5,897,535
Monticello, Minnesota Housing and Redevelopment
  Authority Revenue - Temporary Public Project,
  4.50%, Due 2/01/01                                   6,500,000      6,500,000
Plymouth, Minnesota Revenue Refunding - Carlson
  Center Project, 7.00%, Due 4/01/12                   3,665,000      3,727,452

--------------------------------------------------------------------------------
================================================================================
                   STRONG MUNICIPAL ADVANTAGE FUND (continued)
================================================================================
                                                       Shares or
                                                       Principal       Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------
Sartell, Minnesota PCR Refunding - Champion
  International Corporation Project, 6.95%,
  Due 10/01/12                                       $ 9,380,000    $10,165,575
                                                                    -----------
                                                                     26,290,562
MISSISSIPPI 0.8%
Claiborne County, Mississippi PCR Refunding -
  System Energy Resources, Inc. Project, 7.30%,
  Due 5/01/25                                         11,750,000     12,322,813
Jones County, Mississippi Hospital Revenue
  Refunding - South Central Regional Medical
  Center Project, 5.00%, Due 12/01/03                  4,130,000      4,269,388
                                                                    -----------
                                                                     16,592,201
MISSOURI 0.0%
Springfield, Missouri Land Clearance
  Redevelopment Authority Industrial Revenue -
  University Plaza Project, 5.90%, Due 10/01/01          860,000        881,500

NEBRASKA 1.3%
Energy America Gas Supply Revenue - Metropolitan
  Utilities District Project, 5.30%, Due 4/01/05      17,488,847     18,057,234
Energy America Gas Supply Revenue - Nebraska
  Public Gas Agency Project, 5.10%, Due 10/15/05       6,110,417      6,133,331
Omaha Tribe of Nebraska Public Improvements
  Authority GO, 7.50%, Due 12/01/02                    2,900,000      2,947,270
                                                                    -----------
                                                                     27,137,835
NEVADA 0.1%
Henderson, Nevada Local Improvement Districts
  Number T-4, 6.00%, Due 11/01/01                        455,000        468,650
Reno-Sparks, Nevada Convention and Visitors
  Authority Limited Obligation Refunding, 6.25%,
  Due 11/01/01                                         1,540,000      1,599,675
                                                                    -----------
                                                                      2,068,325
NEW YORK 1.2%
Dutchess County, New York Resource Recovery
  Agency Solid Waste System Revenue:
  4.45%, Due 1/01/01 (f)                               1,130,000      1,149,775
  4.55%, Due 1/01/02 (f)                               1,305,000      1,335,994
  4.65%, Due 1/01/03 (f)                               1,400,000      1,443,750
  4.70%, Due 1/01/04 (f)                               1,490,000      1,544,013
New York Medical Care Facilities Finance Agency
  Revenue Hospital and Nursing Home Mortgage,
  8.00%, Due 2/15/27                                   4,930,000      5,007,302
New York Mortgage Agency Homeowner Mortgage
  Revenue, 4.75%, Due 10/01/21                         7,245,000      7,254,056
New York State Energy Research and Development
  Authority Electric Facilities Revenue -
  Consolidated Edison Company of New York, Inc.
  Project, 7.50%, Due 1/01/26                          7,525,000      7,805,758
                                                                    -----------
                                                                     25,540,648
NORTH CAROLINA 0.1%
Northampton County, North Carolina Industrial
  Facilities and PCFA Solid Waste Disposal
  Revenue - Champion International Corporation
  Project, 8.05%, Due 11/01/04                         3,000,000      3,132,840

OHIO 1.3%
Ohio Department of Transportation COP -
  Rickenbacker Port Project, 6.125%, Due 4/15/15         415,000        432,297
Ohio HFA Residential Mortgage Revenue -
  Mortgage-Backed Securities Program, 4.65%,
  Due 9/01/20                                         17,380,000     17,401,725
Ohio Township, Allegheny County, Pennsylvania
  GO, 5.15%, Due 11/15/00                              1,785,000      1,834,088
Ohio Water Development Authority PCR
  Refunding - Ohio Edison Company Project,
  7.625%, Due 7/01/23                                  4,130,000      4,250,224
Youngstown, Ohio City School District Energy
  Conservation Measures, 6.80%, Due 3/15/05            4,035,000      4,352,756
                                                                    -----------
                                                                     28,271,090
OKLAHOMA 0.5%
Tulsa, Oklahoma Trustees Municipal Airport
  Trust - American Airlines, Inc. Project, 7.375%,
  Due 12/01/20                                        11,000,000     11,742,500

OREGON 0.4%
Clackamas County, Oregon Hospital Facility
  Authority Revenue and Refunding - Willamette
  View, Inc. Project, 5.40%, Due 11/01/02              1,260,000      1,289,925
Medford, Oregon Municipal Lease-Purchase
  Agreement, 5.00%, Due 5/01/03                        1,689,450      1,693,674
Multnomah County, Oregon Educational Facilities
  Refunding and Revenue - University of Portland
  Project, 4.75%, Due 4/01/01                          2,940,000      2,995,125
Washington County, Oregon Operations Yard
  Facilities Deferred Interest Obligations, Zero %,
  Due 6/01/03                                          4,000,000      3,355,000
                                                                    -----------
                                                                      9,333,724
PENNSYLVANIA 1.9%
Lehigh County, Pennsylvania General Purpose
  Authority Revenue - KidsPeace Obligated Group
  Project:
  5.50%, Due 11/01/01                                  2,125,000      2,138,281
  5.50%, Due 11/01/02                                  2,240,000      2,256,800
  5.50%, Due 11/01/03                                  2,360,000      2,377,700
  5.50%, Due 11/01/04                                  2,500,000      2,521,875
Montgomery County, Pennsylvania IDA First
  Mortgage Revenue Refunding - The Meadowood
  Corporation Project, 5.15%, Due 12/01/03             1,381,000      1,382,284
Pennsylvania Housing Finance Agency SFMR,
  7.75%, Due 10/01/09                                  4,000,000      4,119,880
Philadelphia, Pennsylvania Airport Revenue
  Refunding - Philadelphia Airport System Project,
  5.50%, Due 6/15/01                                   2,000,000      2,080,000
Philadelphia, Pennsylvania Hospitals and Higher
  Education Facilities Authority Revenue, 8.375%,
  Due 6/01/04 (Pre-Refunding at $102 on 6/01/00)       1,480,000      1,598,400
Philadelphia, Pennsylvania IDA Health Care
  Facilities Revenue - Pauls Run Project, 5.125%,
  Due 5/15/03                                          1,950,000      1,954,875
Philadelphia, Pennsylvania Municipal Authority
  Equipment Revenue, 5.297%, Due 10/01/04             15,902,178     16,538,265
Scranton, Lackawanna County, Pennsylvania Health
  and Welfare Authority Hospital Revenue - Moses
  Taylor Hospital Project, 5.25%, Due 7/01/02          4,750,000      4,880,625
                                                                    -----------
                                                                     41,848,985
PUERTO RICO 0.2%
Commonwealth of Puerto Rico Tax-Exempt Lease
  Certificates, 5.35%, Due 7/15/04                     4,603,202      4,804,592

SOUTH CAROLINA 0.5%
Charleston County, South Carolina First Mortgage
  Health Facilities Revenue - The Episcopal Church
  Home Project, 5.40%, Due 4/01/04                     8,100,000      8,160,750
Charleston County, South Carolina Industrial
  Revenue Refunding - Coburg Dairy, Inc. Project,
  6.875%, Due 10/01/06                                 1,400,000      1,416,716
Greystone, South Carolina Tax-Exempt Asset
  Trust Pass-Thru Certificates, 4.30%, Due 6/20/00       266,360        266,360
                                                                    -----------
                                                                      9,843,826
TENNESSEE 0.7%
Tennessee Housing Development Agency -
  Homeownership Program, Zero %, Due 7/01/12          27,390,000     14,619,413

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)            FEBRUARY 28, 1999
--------------------------------------------------------------------------------
================================================================================
                   STRONG MUNICIPAL ADVANTAGE FUND (continued)
================================================================================
                                                      Shares or
                                                      Principal        Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------
TEXAS 2.8%
Alliance Airport Authority, Inc. Texas Special
  Facilities Revenue - American Airlines, Inc.
  Project, 7.50%, Due 12/01/29                       $ 5,000,000   $  5,343,750
Brazos River Authority Collateralized PCR - Texas
  Utilities Electric Company Project, 8.125%,
  Due 2/01/20                                          6,845,000      7,221,133
Dallas-Fort Worth, Texas International Airport
  Facilities Improvement Corporation Revenue -
  American Airlines, Inc. Project, 7.50%,
  Due 11/01/25                                        16,125,000     17,233,594
Gulf Coast, Texas Waste Disposal Authority Multi-
  Modal Interchangeable Rate Revenue - Champion
  International Corporation Project, 7.45%,
  Due 5/01/26                                          8,400,000      9,103,500
Houston, Texas Airport System Subordinate Lien
  Revenue Refunding:
  5.25%, Due 7/01/00                                   2,230,000      2,282,962
  5.25%, Due 7/01/01                                   2,350,000      2,435,187
Lubbock, Texas HFC SFMR Refunding - GNMA
  Mortgage-Backed Securities Program, 7.00%,
  Due 12/01/20                                         5,485,000      5,999,219
Matagorda County, Texas Navigation District
  Number One Collateralized PCR - Central Power
  and Light Company Project, 7.50%, Due 12/15/14       3,335,000      3,518,425
North Central Texas Health Facilities Development
  Corporation Health Facility Development Revenue
  EXTRAS - C.C. Young Memorial Home Project,
  5.00%, Due 2/15/28                                   1,575,000      1,583,521
Texas Department of Housing and Community
  Affairs Residential Mortgage Revenue, 4.80%,
  Due 7/01/18 (f)                                      5,000,000      5,012,500
                                                                    -----------
                                                                     59,733,791
UTAH 0.6%
Eagle Mountain, Utah Gas and Electric Revenue
  BAN, 4.875%, Due 9/01/01                             2,830,000      2,846,867
Eagle Mountain, Utah Special Improvement
  District Number 98-3 Special Assessment, 5.50%,
  Due 12/15/08                                         5,090,000      5,089,644
Salt Lake City, Utah Redevelopment Agency Central
  Business District Neighborhood Redevelopment
  Tax Increment Revenue Refunding, 4.75%,
  Due 10/01/02                                         4,200,000      4,315,500
                                                                    -----------
                                                                     12,252,011
VIRGINIA 0.1%
Arlington County, Virginia COP, 4.458%,
  Due 6/01/01                                          3,130,824      3,142,564

WASHINGTON 0.5%
Grant County, Washington Public Utility District
  Number 2 Priest Rapids Hydroelectric Development
  Second Series Revenue Refunding:
  Series A, 5.00%, Due 1/01/04 (f)                     2,500,000      2,621,875
  Series B, 5.00%, Due 1/01/04 (f)                     1,385,000      1,442,131
Grant County, Washington Public Utility District
  Number 2 Wanapum Hydroelectric Development
  Second Series Revenue Refunding:
  Series A, 5.00%, Due 1/01/04 (f)                     1,270,000      1,331,912
  Series B, 5.00%, Due 1/01/04 (f)                     1,105,000      1,158,869
Skagit and Whatcom Counties, Washington Public
  Hospital District Number 304 Revenue and
  Refunding - Affiliated Health Services, 4.90%,
  Due 12/01/02                                         2,670,000      2,746,762
Skagit County, Washington Public Hospital District
  Number 1 Revenue and Refunding - Affiliated
  Health Services, 4.90%, Due 12/01/02                 2,015,000      2,072,931
                                                                    -----------
                                                                     11,374,480
WEST VIRGINIA 0.1%
Kanawha County, West Virginia County
  Commission IDR - Union Carbide Chemicals and
  Plastics Company, Inc. Project, 8.00%,
  Due 8/01/20                                          1,930,000      2,053,037

WISCONSIN 0.1%
Lake Como Sanitary District Number 1 BAN, 4.50%,
  Due 6/01/00                                          2,350,000      2,357,496

MULTIPLE STATES 1.0%
Municipal Tax-Exempt Trust Certificates, 4.00%,
  Due 3/06/01                                         22,400,000     22,568,000
--------------------------------------------------------------------------------
Total Municipal Bonds (Cost $698,420,454)                           706,740,222
--------------------------------------------------------------------------------

Variable Rate Put Bonds 7.5%
ALABAMA 1.5%
West Jefferson Amusement and Public Park
  Authority First Mortgage Revenue - Visionland
  Alabama Project, 6.00%, Due 2/01/20
  (Putable at $100 and Rate Reset
  Effective 2/01/02)                                  32,045,000     31,964,888

ARIZONA 1.0%
Pima County, Arizona IDA MFHR - Casa Loma
  Apartments Project, 5.50%, Due 1/01/34
  (Putable at $100 and Rate Reset
  Effective 1/01/01)                                  20,865,000     20,838,919

CALIFORNIA 1.2%
Santa Rosa, California Housing Authority MFHR -
  Dutton Partners Project, 4.85%, Due 9/01/07
  (Mandatory Put at $100 on 9/01/02)                   3,000,000      3,005,400
San Bernardino County, California MFHR
  Refunding - Casa Del Rio Apartments Project
  (Mandatory Put at $100 on 9/25/00):
  Phases I and IV, 5.50%, Due 8/25/29                 13,010,000     12,993,737
  Phases II and III, 5.50%, Due 8/25/29               10,180,000     10,167,275
                                                                    -----------
                                                                     26,166,412
COLORADO 0.2%
Colorado Health Facilities Authority Revenue
  EXTRAS - Baptist Home Association of the
  Rocky Mountains, Inc. Project, 5.75%, Due 8/15/27
  (Putable at $100 and Rate Reset Effective 8/15/02)   3,000,000      3,032,460

FLORIDA 0.0%
Florida Housing Finance Agency MFHR - Cypress
  Lake Apartment Project, 5.75%, Due 12/01/07
  (Mandatory Put at $100 on 12/01/02)                    200,000        207,500

GEORGIA 0.1%
Decatur County, Georgia Bainbridge IDA IDR -
  John B. Sanfilippo & Son, Inc. Project, 5.375%,
  Due 6/01/17 (Mandatory Put at $100 on 6/01/02)       2,935,000      2,942,514

ILLINOIS 1.4%
Chicago, Illinois MFHR - Chicago Beach Apartments
  Project, 5.50%, Due 2/01/17 (Putable at $100 and
  Rate Reset Effective 2/01/02)                        2,900,000      2,910,150
Eureka, Illinois Educational Facilities Revenue -
  Eureka College Project, 5.25%, Due 1/01/19
  (Putable at $100 and Rate Reset Effective 1/01/01)   3,330,000      3,330,000

--------------------------------------------------------------------------------
================================================================================
                   STRONG MUNICIPAL ADVANTAGE FUND (continued)
================================================================================
                                                      Shares or
                                                      Principal        Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------
Illinois Health Facilities Authority Revenue
  EXTRAS - Covenant Retirement Communities, Inc.
  Project, 5.25%, Due 12/01/22 (Putable at $100 and
  Rate Reset Effective 12/01/02)                     $ 3,500,000   $  3,631,250
Robbins, Illinois Resource Recovery Revenue
  Refunding - Robbins Resource Recovery Partners,
  4.90%, Due 10/15/17
  (Mandatory Put at $100 on 10/15/02)                 20,350,000     20,578,938
                                                                    -----------
                                                                     30,450,338
INDIANA 0.4%
Anderson, Indiana MFHR - Cross Lakes Apartments
  Project, 5.625%, Due 7/01/33
  (Mandatory Put at $100 on 7/01/00)                   8,500,000      8,521,250

MARYLAND 0.2%
Maryland Health and Higher EFA
  First Mortgage Revenue - Peninsula United
  Methodist Homes, Inc. Project, 5.25%, Due
  10/01/28 (Putable at $100 and Rate Reset Effective
  10/01/03)                                            3,600,000      3,604,500

NEW JERSEY 0.6%
New Jersey EDA Senior Mortgage Revenue
  Refunding EXTRAS - Arbor Glen of Bridgewater
  Project, 5.375%, Due 5/15/32 (Putable at $100
  and Rate Reset Effective 5/15/04)                   13,500,000     13,533,750

PENNSYLVANIA 0.2%
Montgomery County, Pennsylvania IDA First
  Mortgage Revenue Refunding EXTRAS - The
  Meadowood Corporation Project, 5.50%,
  Due 12/01/19 (Putable at $100 and Rate Reset
  Effective 12/01/02)                                  3,000,000      3,004,920
Philadelphia, Pennsylvania IDA Health Care
  Facilities Revenue EXTRAS - Paul's Run Project,
  5.125%, Due 5/15/28 (Putable at $100 and Rate
  Reset Effective 5/15/03)                             2,000,000      2,002,500
                                                                    -----------
                                                                      5,007,420
SOUTH CAROLINA 0.1%
Charleston County, South Carolina First Mortgage
  Health Facilities Revenue - The Episcopal Church
  Home Project, 5.30%, Due 4/01/27 (Putable at $100
  and Rate Reset Effective 10/01/02)                   3,000,000      3,041,250

TENNESSEE 0.1%
Shelby County, Tennessee Health, Educational and
  Housing Facility Board Health Care Facilities
  Revenue EXTRAS - Kirby Pines Retirement
  Community Project, 5.50%, Due 11/15/27
  (Putable at $100 and Rate Reset
  Effective 11/15/02)                                  2,450,000      2,474,500

TEXAS 0.3%
Abilene, Texas Health Facilities Development
  Corporation - Sears Methodist Retirement System
  Obligated Group Project EXTRAS, 5.25%,
  Due 11/15/28 (Putable at $100 and Rate Reset
  Effective 11/15/03)                                  6,070,000      6,062,412
Trinity River Authority Refunding - Texas
  Industries, Inc. Project, 5.813%, Due 9/01/07
  (Putable at $100 and Rate Reset Effective 11/01/01)    385,000        395,587
Trinity River Authority Refunding - Texas
  Industries, Inc. Project, Series A, 5.813%,
  Due 9/01/07 (Putable at $100 and Rate Reset
  Effective 11/01/01)                                    240,000        246,600
                                                                    -----------
                                                                      6,704,599
VIRGINIA 0.2%
Rockingham County, Virginia IDA Residential Care
  Facility First Mortgage Revenue - Virginia
  Mennonite Retirement Community Project, 5.10%,
  Due 4/01/32 (Putable at $100 and Rate Reset
  Effective 4/01/03)                                   4,250,000      4,258,372
--------------------------------------------------------------------------------
Total Variable Rate Put Bonds (Cost $162,148,826)                   162,748,672
--------------------------------------------------------------------------------

Short-Term Investments (a) 60.7%
MUNICIPAL BONDS 6.4%
ARKANSAS 0.2%
Fayetteville, Arkansas Public Facilities Board
  Refunding and Improvement Revenue - Butterfield
  Trail Village Project, 9.50%, Due 9/01/14
  (Pre-Refunding at $102 on 9/01/99)                   3,385,000      3,558,007

CALIFORNIA 0.3%
Vallejo, California BAN - Water Improvement
  Project, 4.75%, Due 7/15/99                          6,675,000      6,715,651

CONNECTICUT 0.2%
Connecticut Development Authority Airport
  Facilities Revenue - Roncari Associates, Inc.
  Project, 7.25%, Due 12/01/99                         1,884,715      1,894,553
Connecticut Resources Recovery Authority
  Revenue - American REF-FUEL Company of
  Southeastern Connecticut Project, 5.00%,
  Due 11/15/99                                         3,340,000      3,384,622
                                                                    -----------
                                                                      5,279,175
ILLINOIS 1.3%
Alton, Illinois Hospital Facilities Revenue and
  Refunding - St. Anthony's Health Center Project,
  4.95%, Due 9/01/99                                   1,400,000      1,408,484
Romeoville, Will County, Illinois COP, 7.30%,
  Due 12/01/99                                         2,250,000      2,320,560
Winnebago and Boone Counties, Illinois Rockford
  School District Number 205 Educational Purpose
  Tax Anticipation Warrants, 5.40%, Due 10/29/99      24,900,000     25,036,203
                                                                    -----------
                                                                     28,765,247
KENTUCKY 0.1%
Kentucky EDFA Hospital System Refunding and
  Improvement Revenue - Appalachian Regional
  Healthcare, Inc. Project, 4.50%, Due 10/01/99        2,005,000      2,017,471

MAINE 0.1%
Maine Educational Loan Marketing Corporation
  Student Loan Revenue Refunding, 6.65%,
  Due 11/01/99                                         2,515,000      2,558,711

MASSACHUSETTS 0.1%
Commonwealth of Massachusetts Department of
  Revenue Tax-Exempt Master Equipment Lease,
  5.40%, Due 9/30/99                                   1,609,916      1,624,840

MICHIGAN 0.0%
Pontiac, Michigan Hospital Financing Authority
  Hospital Revenue - NOMC Obligation Group
  Project, 5.60%, Due 8/01/99                            200,000        200,952

NEW JERSEY 1.3%
East Orange, New Jersey TAN, 4.90%, Due 4/27/99       12,000,000     12,032,640
Irvington Township, New Jersey BAN, 5.00%,
  Due 6/09/99                                          2,900,000      2,914,268
Irvington Township, New Jersey TAN, 4.625%,
  Due 10/21/99                                         7,500,000      7,577,700

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)            FEBRUARY 28, 1999
--------------------------------------------------------------------------------
================================================================================
                   STRONG MUNICIPAL ADVANTAGE FUND (continued)
================================================================================
                                                      Shares or
                                                      Principal        Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------

South Amboy, New Jersey Housing Authority
  Housing Revenue - Shore Gate Village Grand
  Project, 6.00%, Due 8/15/99                        $ 5,265,000   $  5,279,689
                                                                   ------------
                                                                     27,804,297
OHIO 1.4%
American Municipal Power Ohio, Inc. BAN -
  Distribution General Project, 4.25%,
  Due 1/21/00                                         29,550,000     29,758,623
Cleveland, Ohio City School District Energy
  Conservation Improvement GO:
  6.53%, Due 3/15/99                                     610,000        610,659
  6.53%, Due 9/15/99                                     630,000        641,164
                                                                   ------------
                                                                     31,010,446
OKLAHOMA 0.2%
Oklahoma Industries Authority Hospital BAN -
  Deaconess Healthcare Corporation Project,
  4.35%, Due 8/01/99                                   3,500,000      3,517,780

OREGON 0.2%
Portland, Oregon Housing Authority Tax Credit
  Notes - Yards at Union Station Project, 5.00%,
  Due 7/15/99                                          2,265,000      2,270,912
Portland, Oregon MFHR - Civic Stadium Housing
  Project, 4.60%, Due 8/01/99                          2,000,000      2,005,540
                                                                   ------------
                                                                      4,276,452
PENNSYLVANIA 0.2%
Titusville, Crawford County, Pennsylvania GO,
  5.00%, Due 4/15/99                                   3,500,000      3,507,280

TENNESSEE 0.1%
Sumner County, Tennessee Capital Outlay Notes,
  4.05%, Due 6/15/99                                   3,200,000      3,208,000

TEXAS 0.2%
Falcons Lair, Texas Utility and Reclamation District
  COP, 6.25%, Due 10/15/99                             4,000,000      4,011,640

WASHINGTON 0.2%
Lynnwood, Snohomish County, Washington Local
  Improvement District Number 93-1 BAN, 4.60%,
  Due 10/01/99                                         5,000,000      5,005,800

WISCONSIN 0.3%
Lake Como Sanitary District Number 1 Water
  Revenue BAN, 4.35%, Due 6/01/99                      7,065,000      7,080,472
                                                                   ------------
Total Municipal Bonds                                               140,142,221

VARIABLE RATE PUT BONDS 7.2%
ALABAMA 1.6%
Birmingham, Alabama Special Care Facilities
  Financing Authority Revenue - Baptist Medical
  Centers (Mandatory put at $100 on 11/01/99):
  Series A, 3.670%, Due 6/01/28                       15,730,000     15,730,000
  Series B, 3.470%, Due 9/01/20                       20,100,000     20,100,000
                                                                   ------------
                                                                     35,830,000
ARIZONA 1.1%
Pima County, Arizona IDA SFMR Refunding,
  4.390%, Due 3/01/28 (Mandatory Put at $100 on
  3/25/99)                                            15,000,000     15,000,000
Pima County, Arizona IDA SFMR Refunding Draw
  Down (Mandatory Put at $100 on 3/25/99):
  Class I, 4.391%, Due 7/01/28                         6,370,000      6,370,000
  Class II, 4.390%, Due 7/01/28                        3,330,000      3,330,000
                                                                   ------------
                                                                     24,700,000
CALIFORNIA 0.2%
Vallejo, California Housing Authority MFMR -
  Highlands Apartments Project, 5.00%,
  Due 6/01/07 (Mandatory Put at $100 on 6/01/99)       4,585,000      4,596,096

COLORADO 1.3%
Arvada, Colorado MFHR Refunding - Nightingale
  Association Project, 6.250%, Due 12/01/18
  (Mandatory Put at $100 on 3/24/99)                   4,080,000      4,084,504
Denver, Colorado City and County SFMR Refunding
  Draw Down, 4.39%, Due 12/01/29
  (Mandatory Put at $100 on 3/25/99)                  14,100,000     14,100,000
El Paso County, Colorado SFMR Refunding,
  4.390%, Due 11/01/29 (Mandatory Put at $100
  on 3/25/99)                                         10,000,000     10,000,000
                                                                   ------------
                                                                     28,184,504
FLORIDA 0.9%
Escambia County, Florida Escambia Housing
  Corporation Housing Revenue - Royal Arms
  Project, 7.00%, Due 7/01/17 (Mandatory Put at
  $100 on 7/01/99)                                     9,360,000      9,395,568
Escambia County, Florida Escambia Housing
  Corporation Housing Revenue - Wellington Arms
  Project, 7.375%, Due 9/01/16
  (Mandatory Put at $100 on 9/01/99)                  10,650,000     10,745,956
                                                                   ------------
                                                                     20,141,524
MAINE 0.3%
Maine Finance Authority MFHR - Back Bay Tower
  Project, 5.25%, Due 9/01/18
  (Mandatory Put at $100 on 9/01/99)                   5,870,000      5,905,279

NEVADA 0.9%
Nevada Housing Division MFHR Refunding - Park
  Vista Apartments Project, 5.00%, Due 10/01/10
  (Mandatory Put at $100 on 3/22/99)                  19,500,000     19,500,000

OHIO 0.1%
Lorain County, Ohio IDR - Gilford Instrument
  Laboratories, Inc. Project, 5.25%, Due 7/01/14
  (Putable at $100 and Rate Reset Effective 7/01/99)   1,000,000      1,006,390

PENNSYLVANIA 0.1%
Chester County, Pennsylvania Health and Education
  Facilities Authority Revenue  - Barclay Friends
  Project, 4.90%, Due 8/01/25
  (Mandatory Put at $100 on 8/01/99)                   2,500,000      2,514,850

SOUTH DAKOTA 0.4%
Sioux Falls, South Dakota EDR Refunding - City
  Centre Hotel Corporation Project, 7.00%,
  Due 11/01/16 (Putable at $100 and Rate Reset
  Effective 1/01/99)                                   7,850,070      7,850,070

VIRGINIA 0.1%
Chesapeake, Virginia Redevelopment and Housing
  Authority MFHR - Tidewater House LP Project,
  4.25%, Due 9/25/31
  (Mandatory Put at $100 on 8/31/99)                   3,131,000      3,147,782

WISCONSIN 0.2%
Germantown, Wisconsin IDR - Moldmakers Leasing
  and Investments LLP Project, 5.00%, Due 12/01/12
  (Putable at $100 and Rate Reset Effective 12/01/99)  4,000,000      4,048,560
                                                                   ------------
Total Variable Rate Put Bonds                                       157,425,055

--------------------------------------------------------------------------------
================================================================================
                   STRONG MUNICIPAL ADVANTAGE FUND (continued)
================================================================================
                                                      Shares or
                                                      Principal        Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------
MUNICIPAL COMMERCIAL PAPER 2.9%
ARIZONA 0.5%
Arizona Industrial Commission Special Fund Tax-
  Exempt COP Refunding, 4.25%, Due 3/04/99           $11,300,000    $11,300,000

ARKANSAS 0.2%
Hope, Arkansas Solid Waste Disposal Revenue -
  Temple-Inland Forest Products Project, 3.90%,
  Due 4/14/99                                          4,000,000      4,000,000

GEORGIA 0.2%
McDuffie County, Georgia Development Authority
  Waste Disposal Revenue - Temple-Inland Forest
  Products Project, 3.90%, Due 4/14/99                 5,000,000      5,000,000

ILLINOIS 0.8%
  Decatur, Illinois Water Revenue - New South Water
  Treatment Project, 3.95%, Due 3/16/99               17,100,000     17,100,000

KENTUCKY 0.5%
Maysville, Kentucky Solid Waste Disposal
  Facilities Revenue - Inland Container
  Corporation Project:
  3.90%, Due 4/14/99                                  10,135,000     10,135,000
  3.95%, Due 4/14/99                                   1,000,000      1,000,000
                                                                    -----------
                                                                     11,135,000
TEXAS 0.5%
Angelina and Neches River Authority Texas Solid
  Waste Disposal  Revenue - Temple Eastex, Inc.
  Project, 3.90%, Due 4/14/99                          6,000,000      6,000,000
Port Development Corporation Marine Terminal
  Refunding Revenue - Mitsui and Company (USA),
  Inc. Project, 4.25%, Due 3/04/99                     4,400,000      4,400,000
                                                                    -----------
                                                                     10,400,000
WISCONSIN 0.2%
Wisconsin Health and EFA Revenue - Alexian
  Village Milwaukee, Inc. Project, 3.95%,
  Due 3/16/99                                          4,000,000      4,000,000
                                                                    -----------
Total Municipal Commercial Paper                                     62,935,000

TAXABLE MUNICIPAL COMMERCIAL PAPER 0.8%
ALABAMA
Stevenson, Alabama IDB Environmental
  Improvement Revenue - The Mead Corporation
  Project, 5.35%, Due 3/01/99                         17,000,000     17,000,000

ANNUAL PUT BONDS 4.1% (d)
MISSISSIPPI 0.2%
Warren County, Mississippi Solid Waste Disposal
  Revenue - International Paper Company
  Project, 3.85%, Due 3/01/99 (e)                      3,700,000      3,700,000

OHIO 0.1%
Sharonville, Ohio IDR - Ralston Purina Company
  Project, 4.25%, Due 12/01/99 (e)                     1,000,000      1,000,000

PENNSYLVANIA 1.2%
Clinton County, Pennsylvania IDA Solid Waste
  Disposal Revenue - International Paper Company
  Project, 3.95%, Due 1/15/00 (e)                     25,000,000     25,151,000

SOUTH CAROLINA 0.5%
Georgetown County, South Carolina PCR -
  International Paper Company Project, 4.10%,
  Due 3/01/99 (e)                                     11,000,000     11,058,410

TENNESSEE 0.1%
Knox County, Tennessee IDB IDR - Spartan
  Food Systems, Inc. Project, 7.50%, Due 12/01/99      1,500,000      1,503,750
Maryville, Tennessee  IDB IDR - Spartan
  Food Systems, Inc. Project, 7.50%, Due 12/01/99      1,500,000      1,504,395
                                                                    -----------
                                                                      3,008,145
TEXAS 2.0%
Brazos River Authority Collateralized PCR
  Refunding - Texas Utilities Electric Company
  Project, 4.15%, Due 6/18/99 (e)                     44,000,000     44,141,680
                                                                    -----------
Total Annual Put Bonds                                               88,059,235

SEMI-ANNUAL VARIABLE RATE PUT BONDS 0.3% (d)
ALABAMA 0.2%
Mobile, Alabama IDB PCR Refunding -
  International Paper Company Project, 3.90%,
  Due 6/01/99                                          5,100,000      5,106,273

CALIFORNIA 0.1%
Huntington Park, California Redevelopment
  Agency IDR - Huntington Park Project, 4.50%,
  Due 8/01/99                                          1,175,000      1,175,000
                                                                    -----------
Total Semi-Annual Variable Rate Put Bonds                             6,281,273

QUARTERLY VARIABLE RATE PUT BONDS 2.4% (d)
OKLAHOMA 0.5%
Oklahoma Industries Authority Hospital
  Revenue - Deaconess Health Care Corporation
  Project, 4.50%, Due 4/01/99                         10,000,000     10,000,000

WASHINGTON 1.9%
Washington Housing Finance Commission SFMR
  Refunding:
  Series S-1A, 4.50%, Due 3/01/99                        420,000        420,000
  Series S-2A, 4.60%, Due 3/01/99                        675,000        675,000
  Series S-4, 4.50%, Due 3/01/99                       9,195,000      9,195,000
  Series S-6B, 4.40%, Due 3/01/99                      3,575,000      3,575,000
  Series S-9A, 4.50%, Due 3/01/99                     18,760,000     18,760,000
  Series S-11A, 4.50%, Due 3/01/99                     5,595,000      5,595,000
  Series S-B, 4.40%, Due 3/01/99                       3,750,000      3,750,000
                                                                    -----------
                                                                     41,970,000
                                                                    -----------
Total Quarterly Variable Rate Put Bonds                              51,970,000

MONTHLY VARIABLE RATE PUT BONDS 1.2% (d)
LOUISIANA 0.5%
Calcasieu Parish, Louisiana Memorial Hospital
  Service District Hospital Revenue - Lake Charles
  Memorial Hospital Project, 4.55%, Due 4/01/99       10,970,000     10,970,000

MASSACHUSETTS 0.5%
Massachusetts Industrial Finance Agency
  Revenue - Milling Company Project, 3.87%,
  Due 4/01/99                                         10,000,000     10,000,000

MISSOURI 0.2%
Desloge, Missouri IDA IDR Refunding - National
  Healthcorp Project, 4.75%, Due 4/01/99               1,925,000      1,925,000
Dunklin County, Missouri IDA IDR Refunding -
  National Healthcorp Project, 4.75%, Due 4/01/99      2,455,000      2,455,000
                                                                    -----------
                                                                      4,380,000
                                                                    -----------
Total Monthly Variable Rate Put Bonds                                25,350,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)            FEBRUARY 28, 1999
--------------------------------------------------------------------------------
================================================================================
                   STRONG MUNICIPAL ADVANTAGE FUND (continued)
================================================================================
                                                      Shares or
                                                      Principal        Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------
Weekly Variable Rate Put Bonds 31.3% (d)
ALABAMA 0.5%
Birmingham, Alabama IDB IDR - Home Baking
  Company, Inc. Project:
  Series A, 3.40%, Due 3/08/99                       $ 3,230,000   $  3,230,000
  Series B, 3.40%, Due 3/08/99                         1,265,000      1,265,000
Grove Hill, Alabama IDB IDR - Hamilton Woods
  Veneer Project, 3.75%, Due 3/08/99                   4,900,000      4,900,000
Ider, Alabama IDB IDR - Galbreath, Inc. Project,
  4.50%, Due 3/08/99                                   1,235,000      1,235,000
                                                                   ------------
                                                                     10,630,000
CALIFORNIA 5.5%
Alhambra, California Redevelopment Agency
  MFHR - Main Street Plaza Apartments Project,
  4.05%, Due 3/08/99                                   3,200,000      3,200,000
California Statewide Communities Development
  Authority MFHR Refunding - Poinsettia
  Apartments Project, 4.05%, Due 3/08/99               5,000,000      5,000,000
Fairfield, California IDA IDR - Medical Design
  Concepts Project, 4.70%, Due 3/08/99                 1,200,000      1,200,000
Grand Terrace, California Community
  Redevelopment Agency Multifamily Revenue,
  3.25%, Due 3/08/99                                  27,380,000     27,380,000
Huntington Beach, California MFHR - Huntington
  Breakers Project, 4.70%, Due 3/08/99                10,000,000     10,000,000
Los Angeles, California Community Redevelopment
  Agency Housing Revenue - Ithaka
  Partners III Project, 3.35%, Due 3/08/99             1,670,000      1,670,000
Los Angeles, California Community Redevelopment
  Agency MFHR Trusts, 3.25%, Due 3/08/99              11,595,000     11,595,000
Los Angeles, California MFHR - Channel Gateway
  Apartments Project, 4.40%, Due 3/08/99              39,100,000     39,100,000
Los Angeles County, California IDA IDR - Fruitland
  Associates Project, 4.70%, Due 3/08/99               3,000,000      3,000,000
Orange County, California Apartment Development
  Revenue - Park Place Apartments Project, 5.42%,
  Due 3/08/99                                          8,500,000      8,500,000
Pasadena, California Community Development
  Commission COP:
  Kings Plaza Project, 5.00%, Due 3/08/99              1,205,000      1,205,000
  Lake/Washington Neighborhood Shopping
  Center Project, 5.00%, Due 3/08/99                   3,480,000      3,480,000
Riverside, California MFHR - Spruce Grove Project,
  4.50%, Due 3/08/99                                   3,000,000      3,000,000
                                                                   ------------
                                                                    118,330,000
COLORADO 0.3%
Arapahoe County, Colorado IDR - Denver JetCenter,
  Inc. Project, 4.65%, Due 3/08/99                     1,600,000      1,600,000
Fort Collins, Colorado MFHR - The Bull Run
  Townhomes Project, 3.35%, Due 3/08/99                3,950,000      3,950,000
Grand Junction, Colorado IDR - Sundstrand
  Corporation Project, 4.10%, Due 3/08/99              1,000,000      1,000,000
                                                                   ------------
                                                                      6,550,000
GEORGIA 0.6%
Cartersville, Georgia IDA IDR - Sekisui Jushi Project,
  4.40%, Due 3/08/99                                   4,300,000      4,300,000
Floyd County, Georgia Development Authority
  PCR Refunding - Inland-Rome Project, 3.55%,
  Due 3/08/99                                          4,735,000      4,735,000
Jefferson, Georgia Development Authority IDR -
  Sumitomo Plastics America, Inc. Project, 4.25%,
  Due 3/08/99                                          5,000,000      5,000,000
                                                                   ------------
                                                                     14,035,000
ILLINOIS 2.6%
Illinois DFA IDA - Toyomenka (America), Inc.
  Project, 4.90%, Due 3/08/99                          2,200,000      2,200,000
Illinois DFA IDR:
  Eakas Corporation Project, 4.60%, Due 3/08/99        8,000,000      8,000,000
  Miyano Machy USA, Inc. Project, 4.90%, Due
  3/08/99                                              7,250,000      7,250,000
Illinois DFA MFHR Refunding:
  Cobbler Square Project, 4.45%, Due 3/08/99           7,400,000      7,400,000
  Orleans-Illinois Project, 3.70%, Due 3/08/99        29,020,000     29,020,000
Salem, Illinois IDR - Americana Building
  Products Project, 4.05%, Due 3/08/99                 2,465,000      2,465,000
                                                                   ------------
                                                                     56,335,000
INDIANA 0.4%
Madison, Indiana EDR - Arvin Sango, Inc. Project,
  4.70%, Due 3/08/99                                   9,600,000      9,600,000

KANSAS 0.7%
Hays, Kansas Manufacturing Facilities Development
  Revenue - Yuasa Exide Battery Corporation Project,
  4.95%, Due 3/08/99                                   9,500,000      9,500,000
Kansas City, Kansas Private Activity Revenue
  Refunding - Inland Container Corporation Project,
  3.55%, Due 3/08/99                                   5,200,000      5,200,000
                                                                   ------------
                                                                     14,700,000
KENTUCKY 0.3%
Hopkinsville, Kentucky IDR - Douglas Autotech
  Corporation Project, 4.40%, Due 3/08/99              6,900,000      6,900,000

MINNESOTA 0.3%
Delano, Minnesota IDR - Solar Plastics, Inc. Project,
  3.65%, Due 3/08/99                                   1,960,000      1,960,000
Rochester, Minnesota IDR Refunding - Seneca Foods
  Corporation Project, 3.35%, Due 3/08/99              4,675,000      4,675,000
                                                                   ------------
                                                                      6,635,000
MISSOURI 1.7%
Jefferson County, Missouri IDA Industrial Revenue
  Refunding - Festus Manor Nursing Home Project,
  3.69%, Due 3/08/99                                   1,525,000      1,525,000
Missouri Development Finance Board Infrastructure
  Facilities Revenue - Kansas City, Missouri
  Midtown Redevelopment Project, 4.75%, Due
  3/08/99                                             17,900,000     17,900,000
Missouri IDB IDR - Kawasaki Motors
  Manufacturing Company Project, 4.40%,
  Due 3/08/99                                          7,300,000      7,300,000
St. Louis County, Missouri IDA Revenue - Allied
  Ring Project, 5.20%, Due 3/08/99                     3,275,000      3,275,000
St. Louis, Missouri Port Authority IDR Refunding -
  Italgrani USA, Inc. Project, 4.75%, Due 3/08/99      2,600,000      2,600,000
Washington, Missouri IDA IDR - Clemco Industries
  Project, 3.67%, Due 3/08/99                          5,000,000      5,000,000
                                                                   ------------
                                                                     37,600,000
NEVADA 1.3%
Henderson Nevada Public Improvement Trust
  MFHR Refunding:
  Pueblo I Project, 5.00%, Due 3/08/99                11,715,000     11,715,000
  Pueblo II Project, 5.00%, Due 3/08/99               11,500,000     11,500,000
Nevada Department of Commerce IDR - Master-
  Halco, Inc. Project, 4.70%, Due 3/08/99              4,600,000      4,600,000
                                                                   ------------
                                                                     27,815,000
NEW MEXICO 0.2%
Sandoval County, New Mexico MFHR - Arrowhead
  Ridge Apartments Project, 3.75%, Due 3/08/99         4,000,000      4,000,000

NEW YORK 2.6%
New York, New York City Industrial Development
  Agency Special Facility Revenue Trusts, 3.30%,
  Due 3/08/99                                         18,085,000     18,085,000

--------------------------------------------------------------------------------
================================================================================
                   STRONG MUNICIPAL ADVANTAGE FUND (continued)
================================================================================
                                                      Shares or
                                                      Principal        Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------
New York, New York City Municipal Water Finance
  Authority Water and Sewer System Revenue Trust
  Receipts, 3.20%, Due 3/08/99                       $29,060,000   $ 29,060,000
Ontario County, New York Industrial Development
  Agency IDR Refunding - Seneca Foods Corporation
  Project, 3.35%, Due 3/08/99                          5,185,000      5,185,000
Wayne County, New York IDA IDR - Seneca Foods
  Corporation Project, 3.35%, Due 3/08/99              5,060,000      5,060,000
                                                                    -----------
                                                                     57,390,000
NORTH CAROLINA 0.4%
Guilford County, North Carolina Industrial Facilities
  and PCFA Revenue - High Point Chemical Project,
  4.35%, Due 3/08/99                                   3,000,000      3,000,000
Mecklenburg County, North Carolina Industrial
  Facilities and PCFA Industrial Revenue - Okaya
  Shinnichi Corporation of America Project, 4.60%,
  Due 3/08/99                                          3,290,000      3,290,000
New Hanover County, North Carolina Industrial
  Facilities Revenue - Wilmington Machinery, Inc.
  Project, 3.45%, Due 3/08/99                            865,000        865,000
Wake County, North Carolina Industrial Facilities and
  PCFA IDR - Aeroglide Corporation Project, 3.40%,
  Due 3/08/99                                          1,425,000      1,425,000
                                                                    -----------
                                                                      8,580,000
OHIO 0.1%
Trumbull County, Ohio IDR - ATD Corporation
  Project, 5.25%, Due 3/08/99                          1,250,000      1,250,000

PENNSYLVANIA 0.6%
Allentown, Pennsylvania Redevelopment Authority
  MFHR Refunding - Arcadia Associated Project,
  5.00%, Due 3/08/99                                   6,000,000      6,000,000
Columbia County, Pennsylvania IDA IDR -
  Kleerdex Company Project, 4.60%, Due 3/08/99         6,500,000      6,500,000
                                                                    -----------
                                                                     12,500,000
SOUTH CAROLINA 0.6%
Laurens County, South Carolina Industrial Revenue -
  NICCA USA Project, 4.45%, Due 3/08/99                8,800,000      8,800,000
South Carolina Jobs EDA EDR -
  B.F. Shaw, Inc. Project, 3.45%, Due 3/08/99          4,000,000      4,000,000
                                                                    -----------
                                                                     12,800,000
TENNESSEE 1.6%
Anderson County, Tennessee IDB Revenue - Becromal
  of America, Inc. Project, 3.50%, Due 3/08/99         1,965,000      1,965,000
Cocke County, Tennessee IDB IDR - GLI, Inc. Project,
  3.15%, Due 3/08/99                                   3,310,000      3,310,000
Memphis-Shelby County, Tennessee IDB IDR -
  Techno Steel Corporation Project, 4.95%, Due
  3/08/99                                              4,000,000      4,000,000
Nashville and Davidson County, Tennessee
  Metropolitan Government IDB MFHR Refunding:
  Beechwood Apartments Project, 5.00%,
  Due 3/08/99                                          8,995,000      8,995,000
  Graybrook Apartments Project, 5.00%,
  Due 3/08/99                                          6,710,000      6,710,000
Smyrna, Tennessee Housing Association, Inc.
  MFHR Refunding - Imperial Garden Apartments,
  5.00%, Due 3/08/99                                   9,285,000      9,285,000
                                                                    -----------
                                                                     34,265,000
TEXAS 1.4%
Angelina and Neches River Authority Refunding -
  Temple-Inland Forest Project, 3.55%, Due 3/08/99     7,350,000      7,350,000
Harris County, Texas Housing Finance Corporation
  MFHR - Torrey Chase Apartments Project, 3.72%,
  Due 3/08/99                                          5,420,000      5,420,000
San Antonio, Texas Airport Lease Revenue - Hedrick
  Beechcraft, Inc. Project, 4.15%, Due 3/08/99         3,900,000      3,900,000
Waller County, Texas IDC - McKesson Water
  Products Projects, 4.05%, Due 3/08/99                6,000,000      6,000,000
Waxahachie, Texas IDA Waste Disposal Revenue -
  Temple/Re-Con, Inc. Project, 4.05%, Due 3/08/99      8,200,000      8,200,000
                                                                    -----------
                                                                     30,870,000
UTAH 0.1%
Provo, Utah Housing Authority MFHR - Branbury
  Project, 4.95%, Due 3/08/99                          1,300,000      1,300,000

VERMONT 0.2%
Vermont EDA IDR - Tsubaki, Inc. Project,
  4.60%, Due 3/08/99                                   5,000,000      5,000,000

WASHINGTON 0.3%
Pilchuck, Washington Development Public
  Corporation Industrial Revenue - Kohkoku USA,
  Inc. Project, 4.40%, Due 3/08/99                     4,000,000      4,000,000
Yakima, Washington Housing Authority Revenue -
  Klickitat Valley Hospital Project, 3.65%,
  Due 3/08/99                                          3,215,000      3,215,000
                                                                    -----------
                                                                      7,215,000
WISCONSIN 0.4%
Janesville, Wisconsin IDR Refunding - Seneca Foods
  Corporation Project, 3.35%, Due 3/08/99              7,710,000      7,710,000

MULTIPLE STATES 8.6%
Lehman Brothers, Inc. Floating Pooled Trust
  Receipts, 3.30%, Due 3/08/99                        11,115,000     11,115,000
Macon Trust Pooled Certificates, 3.17%, Due 3/08/99       45,000         45,000
Puttable Floating Option Tax-Exempt Receipts:
  Series P-5, 3.45%, Due 3/08/99                      45,000,000     44,995,500
  Series SG P-3, 3.15%, Due 3/08/99                   17,040,000     17,040,000
  Series SG P-6, 3.45%, Due 3/08/99                   31,760,000     31,759,409
  Series SG P-7, 3.17%, Due 3/08/99                   82,095,000     82,095,000
                                                                    -----------
                                                                    187,049,909
                                                                    -----------
Total Weekly Variable Rate Put Bonds                                679,059,909

TAXABLE WEEKLY VARIABLE RATE PUT BONDS 0.1% (d)
VIRGINIA
Virginia HDA Commonwealth Mortgage Revenue,
  4.94%, Due 3/08/99                                   3,000,000      3,000,000

MUNICIPAL MONEY MARKET 4.0%
MULTIPLE STATES
Strong Municipal Money Market Fund (g)                87,100,000     87,100,000
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,317,026,580)                1,318,322,693
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $2,177,595,860) 100.8%      2,187,811,587
Other Assets and Liabilities, Net (0.8%)                            (16,889,869)
--------------------------------------------------------------------------------
Net Assets 100.0%                                                $2,170,921,718
================================================================================


SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                            FEBRUARY 28, 1999
--------------------------------------------------------------------------------------------------------------------------------
================================================================================================================================
                                                   STRONG HERITAGE MONEY FUND
================================================================================================================================
                                                                             Principal     Yield to    Maturity     Amortized
                                                                               Amount      Maturity    Date (d)   Cost (Note 2)
--------------------------------------------------------------------------------------------------------------------------------
Certificates of Deposit 1.8%
Deutsche Bank AG New York, 5.66%                                            $19,750,000      5.77%     4/14/99     $19,747,491
Royal Bank of Canada, 5.15%                                                  13,000,000      5.18      3/21/00      12,996,043
------------------------------------------------------------------------------------------------------------------------------
Total Certificates of Deposit                                                                                       32,743,534
------------------------------------------------------------------------------------------------------------------------------

Commercial Paper 87.8%
AES Hawaii, Inc.                                                             17,350,000      4.78      4/09/99      17,260,156
                                                                              9,650,000      5.04      3/05/99       9,644,596
AES Shady Point, Inc.                                                        22,000,000      4.76      7/16/99      21,601,482
AESOP Funding Corporation:
  (Acquired 1/20/99; Cost $10,915,529) (b)                                   11,000,000      4.85      3/18/99      10,974,807
  (Acquired 2/17/99 - 2/19/99; Cost $8,940,086) (b)                           9,000,000      4.87      4/09/99       8,952,528
Abbey National North America Corporation                                     11,000,000      4.72      7/20/99      10,796,647
                                                                              9,000,000      4.79      4/22/99       8,937,730
Alpine Securitization Corporation (Acquired 1/21/99; Cost $26,850,862) (b)   27,000,000      4.85      3/03/99      26,992,725
American Home Products Corporation:
  (Acquired 1/15/99; Cost $14,826,362) (b)                                   15,000,000      4.79      4/12/99      14,916,175
  (Acquired 2/09/99; Cost $3,946,133) (b)                                     4,000,000      4.80      5/21/99       3,956,800
  (Acquired 2/22/99; Cost $3,531,364) (b)                                     3,570,000      4.81      5/14/99       3,534,703
American Honda Finance Corporation                                           17,000,000      4.80      3/12/99      16,975,045
Aon Corporation                                                              10,000,000      4.88      3/04/99       9,995,933
Ascot Capital Corporation:
  (Acquired 1/20/99; Cost $9,448,778) (b)                                     9,550,000      4.83      4/09/99       9,500,030
  (Acquired 1/14/99; Cost $10,814,281) (b)                                   10,950,000      4.85      4/16/99      10,882,140
  (Acquired 1/14/99; Cost $1,257,777) (b)                                     1,270,000      4.88      3/26/99       1,265,696
Atlantis One Funding Corporation                                             13,000,000      4.79      5/13/99      12,873,730
                                                                              3,000,000      5.02      3/26/99       2,989,542
                                                                              4,000,000      5.05      3/24/99       3,987,094
Atlas Copco AB:
  (Acquired 2/18/99; Cost $5,279,208) (b)                                     5,300,000      4.87      3/19/99       5,287,095
  (Acquired 2/18/99; Cost $2,971,882) (b)                                     3,000,000      4.89      4/28/99       2,976,365
Barton Capital Corporation:
  (Acquired 1/19/99; Cost $12,853,490) (b)                                   13,000,000      4.83      4/13/99      12,925,001
  (Acquired 1/12/99; Cost $3,951,300) (b)                                     4,000,000      4.87      4/12/99       3,977,273
  (Acquired 7/01/98; Cost $3,841,080) (b)                                     4,000,000      5.48      3/19/99       3,989,040
Bavaria Universal Funding Corporation:
  (Acquired 2/17/99; Cost $5,928,058) (b)                                     6,000,000      4.85      5/17/99       5,937,758
  (Acquired 10/07/98; Cost $4,883,108) (b)                                    5,000,000      5.07      3/22/99       4,985,213
Beta Finance, Inc. (Acquired 1/20/99; Cost $19,759,500) (b)                  20,000,000      4.81      4/20/99      19,866,389
Brazos River Authority Texas PCR                                              6,000,000      5.28      3/09/99       6,000,000
British Gas Capital, Inc.                                                    16,000,000      5.34      3/02/99      15,997,627
CSC Enterprises                                                              24,620,000      4.78      4/19/99      24,459,820
                                                                              2,380,000      4.80      5/06/99       2,359,056
Calcasieu Parish, Inc. Louisiana IDB Environmental Revenue                   18,500,000      4.89      6/16/99      18,500,000
California PCFA Environmental Improvement Revenue:
  (Acquired 2/08/99; Cost $4,300,000) (b)                                     4,300,000      4.88      5/07/99       4,300,000
  (Acquired 12/08/98; Cost $13,850,000) (b)                                  13,850,000      5.15      4/14/99      13,850,000
  (Acquired 11/09/98; Cost $13,000,000) (b)                                  13,000,000      5.27      3/10/99      13,000,000
Campbell Soup Company                                                        15,000,000      4.76      4/20/99      14,900,833
                                                                             11,800,000      5.22      3/19/99      11,769,202
Centric Capital Corporation:
  (Acquired 1/22/99; Cost $3,355,935) (b)                                     3,400,000      4.81      4/29/99       3,373,198
  (Acquired 2/05/99; Cost $4,742,803) (b)                                     4,800,000      4.82      5/05/99       4,758,227
  (Acquired 1/14/99; Cost $8,892,310) (b)                                     9,000,000      4.84      4/14/99       8,946,760
  (Acquired 1/11/99; Cost $2,962,539) (b)                                     2,997,000      4.87      4/06/99       2,982,405
Certain Funding Corporation:
  (Acquired 1/14/99; Cost $6,669,975) (b)                                     6,750,000      4.85      4/12/99       6,711,806
  (Acquired 1/12/99; Cost $3,069,744) (b)                                     3,100,000      4.88      3/25/99       3,089,915
  (Acquired 12/02/98; Cost $9,671,593) (b)                                    9,800,000      5.30      3/01/99       9,800,000
CIGNA Corporation                                                             4,665,000      4.83      4/07/99       4,641,842
Cogentrix of Richmond, Inc.                                                  16,000,000      4.85      3/24/99      15,950,422
                                                                              5,186,000      4.87      3/12/99       5,178,283
Commonwealth Bank of Australia                                               11,000,000      5.03      3/10/99      10,986,168
                                                                              1,400,000      5.08      3/15/99       1,397,234


--------------------------------------------------------------------------------------------------------------------------------
================================================================================================================================
                                            STRONG HERITAGE MONEY FUND (continued)
================================================================================================================================
                                                                             Principal     Yield to    Maturity    Amortized
                                                                               Amount      Maturity    Date (d)   Cost (Note 2)
--------------------------------------------------------------------------------------------------------------------------------
Cooperative Association Tractor Dealers, Inc.:
  Series A                                                                  $ 6,000,000      4.77%     7/14/99     $ 5,892,675
                                                                              2,430,000      4.85      4/13/99       2,415,923
                                                                              3,670,000      4.87      3/05/99       3,668,014
                                                                              1,300,000      4.87      4/30/99       1,289,448
                                                                              3,900,000      5.05      3/23/99       3,887,964
  Series B                                                                    1,700,000      4.83      5/07/99       1,684,718
                                                                              1,200,000      4.90      5/06/99       1,189,220
                                                                              7,750,000      5.02      4/06/99       7,711,095
                                                                              3,000,000      5.05      3/02/99       2,999,579
Credit Suisse First Boston, Inc. (Acquired 2/05/99; Cost $13,030,336) (b)    13,200,000      4.82      5/12/99      13,072,752
Edison Asset Securitization LLC:
  (Acquired 1/21/99; Cost $9,830,667) (b)                                    10,000,000      4.80      5/28/99       9,882,667
  (Acquired 2/16/99; Cost $3,437,182) (b)                                     3,520,000      4.84      8/10/99       3,443,334
  (Acquired 2/10/99; Cost $1,261,430) (b)                                     1,275,000      4.85      4/30/99       1,264,694
Enterprise Funding Corporation:
  (Acquired 12/31/98; Cost $5,728,950) (b)                                    5,800,000      4.90      3/31/99       5,776,317
  (Acquired 12/28/98; Cost $5,014,694) (b)                                    5,078,000      5.10      3/26/99       5,060,015
Equilon Enterprises LLC                                                      20,000,000      4.79      4/13/99      19,885,572
Eureka Securitization, Inc. (Acquired 1/13/99; Cost $16,805,326) (b)         17,000,000      4.85      4/08/99      16,912,969
Ford Motor Credit Company                                                    10,450,000      5.19      3/12/99      10,433,428
Ford Motor Credit Company Puerto Rico, Inc.                                   9,825,000      4.83      4/23/99       9,755,136
Formosa Plastics Corporation USA                                              5,000,000      4.85      4/23/99       4,964,299
                                                                             10,000,000      4.86      4/15/99       9,939,250
                                                                              2,500,000      5.00      3/05/99       2,498,611
Fountain Square Commercial Corporation:
  (Acquired 1/21/99; Cost $2,667,397) (b)                                     2,700,000      4.83      4/21/99       2,681,525
  (Acquired 2/02/99; Cost $9,319,700) (b)                                     9,430,000      4.84      4/30/99       9,353,931
  (Acquired 2/10/99; Cost $1,586,744) (b)                                     1,606,000      4.85      5/10/99       1,590,855
  (Acquired 1/20/99; Cost $3,556,396) (b)                                     3,583,000      4.86      3/16/99       3,575,744
  (Acquired 1/12/99; Cost $1,018,667) (b)                                     1,031,000      4.95      4/09/99       1,025,471
Franklin Resources, Inc.:
  (Acquired 1/05/99; Cost $4,948,806) (b)                                     5,000,000      4.85      3/22/99       4,985,854
  (Acquired 12/07/98 - 12/11/98; Cost $11,701,330) (b)                       11,850,000      5.02      3/08/99      11,838,440
Frigate Funding Corporation (Acquired 1/20/99; Cost $26,762,587) (b)         27,000,000      4.87      3/26/99      26,908,688
GTE Corporation:
  (Acquired 2/04/99; Cost $8,654,195) (b)                                     8,700,000      4.86      3/15/99       8,683,557
  (Acquired 1/29/99; Cost $11,148,486) (b)                                   11,200,000      4.87      3/04/99      11,195,455
  (Acquired 2/16/99; Cost $7,065,281) (b)                                     7,100,000      4.89      3/24/99       7,077,818
General Electric Capital Corporation                                         12,000,000      4.80      5/20/99      11,872,000
                                                                              7,000,000      5.33      3/15/99       6,985,491
General Motors Acceptance Corporation                                         3,000,000      4.85      4/06/99       2,985,450
Goldman Sachs Group LP                                                       14,690,000      5.05      3/16/99      14,659,090
Greenwich Funding Corporation:
  (Acquired 1/19/99; Cost $22,773,235) (b)                                   23,051,000      4.82      4/19/99      22,899,773
  (Acquired 2/17/99; Cost $3,961,739) (b)                                     4,000,000      4.85      4/29/99       3,968,206
Greyhawk Funding LLC:
  (Acquired 1/22/99; Cost $20,736,252) (b)                                   21,000,000      4.81      4/26/99      20,842,873
  (Acquired 2/17/99; Cost $4,963,475) (b)                                     5,000,000      4.87      4/12/99       4,971,592
Gulf Coast IDA Environmental Facilities Revenue                              13,300,000      5.25      3/04/99      13,300,000
Gulf Coast Waste Disposal Authority PCR                                       4,400,000      4.87      6/11/99       4,400,000
                                                                              4,000,000      5.27      3/09/99       4,000,000
Halifax PLC                                                                  17,000,000      4.79      7/06/99      16,712,733
Harley-Davidson Funding Corporation (Acquired 2/17/99; Cost $11,918,667) (b) 12,000,000      4.88      4/08/99      11,938,187
Henkel Corporation:
  (Acquired 1/15/99; Cost $11,955,573) (b)                                   12,220,000      4.75      6/28/99      12,028,129
  (Acquired 2/03/99; Cost $6,003,630) (b)                                     6,150,000      4.76      8/02/99       6,024,772
ING America Insurance Holdings, Inc.                                          1,325,000      4.87      4/26/99       1,314,962
                                                                              8,000,000      5.12      3/22/99       7,976,107
IPALCO Enterprises:
  (Acquired 1/13/99; Cost $2,501,399) (b)                                     2,535,000      4.82      4/22/99       2,517,351
  (Acquired 12/11/98; Cost $7,468,048) (b)                                    7,565,000      5.07      3/12/99       7,553,281
  (Acquired 12/18/98; Cost $6,923,043) (b)                                    7,000,000      5.14      3/05/99       6,996,002

                                                                                                                          29


SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                            FEBRUARY 28, 1999
--------------------------------------------------------------------------------------------------------------------------------
================================================================================================================================
                                              STRONG HERITAGE MONEY FUND (continued)
================================================================================================================================
                                                                              Principal    Yield to    Maturity     Amortized
                                                                               Amount      Maturity    Date (d)   Cost (Note 2)
--------------------------------------------------------------------------------------------------------------------------------
International Securitization Corporation:
  (Acquired 1/26/99; Cost $2,952,499) (b)                                   $ 3,000,000      4.79%     5/25/99     $ 2,966,071
  (Acquired 2/09/99; Cost $8,166,790) (b)                                     8,200,000      4.86      3/11/99       8,188,930
  (Acquired 2/17/99; Cost $3,683,483) (b)                                     3,700,000      4.87      3/22/99       3,689,489
  (Acquired 2/17/99; Cost $4,951,059) (b)                                     4,970,000      4.90      3/17/99       4,959,176
Johnson & Johnson (Acquired 10/29/98; Cost $21,638,479) (b)                  22,000,000      4.84      3/01/99      22,000,000
Kitty Hawk Funding Corporation:
  (Acquired 1/15/99; Cost $9,488,176) (b)                                     9,600,000      4.82      4/12/99       9,546,016
  (Acquired 1/05/99; Cost $10,259,789) (b)                                   10,372,000      4.93      3/25/99      10,337,911
  (Acquired 9/21/98; Cost $5,452,499) (b)                                     5,600,000      5.21      3/22/99       5,582,981
Knight-Ridder, Inc.                                                           1,900,000      4.85      3/17/99       1,895,904
LG&E Capital Corporation:
  (Acquired 12/09/98; Cost $11,082,646) (b)                                  11,500,000      4.88      9/03/99      11,210,344
  (Acquired 12/15/98; Cost $10,627,500) (b)                                  10,800,000      5.00      4/09/99      10,741,500
Leland Stanford Junior University                                             6,000,000      4.80      8/13/99       5,868,000
                                                                              3,000,000      4.90      5/21/99       2,966,925
Lloyds Bank PLC                                                               4,000,000      4.85      4/01/99       3,983,294
Lucent Technologies, Inc.                                                    20,000,000      4.76      4/08/99      19,899,511
Market Street Funding Corporation:
  (Acquired 2/12/99; Cost $11,904,617) (b)                                   12,000,000      4.85      4/12/99      11,932,100
  (Acquired 2/17/99; Cost $8,458,605) (b)                                     8,500,000      4.87      3/25/99       8,472,403
Martin Marietta Materials, Inc.:
  (Acquired 2/17/99; Cost $3,988,637) (b)                                     4,000,000      4.87      3/10/99       3,995,130
  (Acquired 2/12/99; Cost $14,879,788) (b)                                   15,000,000      4.89      4/12/99      14,914,425
  (Acquired 2/09/99; Cost $2,982,780) (b)                                     3,000,000      4.92      3/23/99       2,990,980
  (Acquired 2/26/99; Cost $1,989,044) (b)                                     2,000,000      4.93      4/07/99       1,989,866
Merrill Lynch & Company, Inc.                                                27,700,000      4.75      4/09/99      27,557,460
Minolta Corporation                                                             906,000      4.90      3/02/99         905,877
JP Morgan & Company, Inc.                                                     7,500,000      4.80      5/10/99       7,430,000
                                                                              3,975,000      4.83      7/12/99       3,904,069
Morgan Stanley, Dean Witter & Company                                        27,000,000      4.76      4/09/99      26,860,770
Motorola Credit Corporation                                                   6,600,000      4.80      4/16/99       6,559,520
Motorola, Inc.                                                                2,640,000      4.95      4/01/99       2,628,747
Nationwide Building Society                                                   8,000,000      4.84      5/06/99       7,929,013
                                                                             13,000,000      5.06      3/11/99      12,981,728
New York Life Capital Corporation
  (Acquired 12/07/98 - 12/11/98; Cost $9,875,689) (b)                        10,000,000      5.04      3/09/99       9,988,800
Oakland-Alameda County, California Coliseum Authority                         8,050,000      4.87      3/04/99       8,050,000
Oakland-Alameda County, California Coliseum Authority Lease Revenue           1,900,000      4.90      3/09/99       1,900,000
Oklahoma State Industrial Finance Authority                                   8,070,000      5.00      5/03/99       8,070,000
Old Line Funding Corporation:
  (Acquired 2/01/99; Cost $4,310,181) (b)                                     4,340,000      4.85      3/24/99       4,326,552
  (Acquired 2/18/99; Cost $11,914,140) (b)                                   12,000,000      4.86      4/12/99      11,931,960
PACCAR Financial Corporation                                                  3,500,000      4.77      4/19/99       3,477,276
                                                                              7,400,000      4.80      5/20/99       7,321,067
                                                                              2,450,000      4.82      3/18/99       2,444,424
Peacock Funding Corporation:
  (Acquired 1/22/99 - 2/01/99; Cost $4,038,966) (b)                           4,094,000      4.83      5/04/99       4,058,882
  (Acquired 2/04/99; Cost $3,936,137) (b)                                     4,000,000      4.83      6/03/99       3,949,553
  (Acquired 2/11/99; Cost $4,923,882) (b)                                     5,000,000      4.85      6/04/99       4,936,007
  (Acquired 12/21/98; Cost $4,742,320) (b)                                    4,800,000      5.15      3/15/99       4,790,387
  (Acquired 11/13/98; Cost $1,963,144) (b)                                    2,000,000      5.35      3/17/99       1,995,244
Pitney Bowes Credit Corporation                                                 127,700      4.54    Upon Demand       127,700
Progress Capital Holdings, Inc.                                              16,915,000      4.77      4/19/99      16,805,179
Prudential Finance Jersey, Ltd.                                               3,475,000      4.83      7/15/99       3,411,593
                                                                              5,000,000      4.83      8/19/99       4,885,288
Questar Corporation:
  (Acquired 2/22/99; Cost $6,747,997) (b)                                     6,800,000      4.83      4/20/99       6,754,383
  (Acquired 2/09/99; Cost $995,294) (b)                                       1,000,000      4.84      3/16/99         997,983
  (Acquired 2/26/99; Cost $3,967,600) (b)                                     4,000,000      4.86      4/27/99       3,969,220
Repeat Offering Securitization Entity, Inc.
  (Acquired 2/26/99; Cost $17,777,505) (b)                                   18,000,000      4.89      5/28/99      17,784,840
SAFECO Credit Corporation                                                     2,040,000      4.90      3/11/99       2,037,223
E.W. Scripps Company (Acquired 1/05/99; Cost $6,426,442) (b)                  6,500,000      4.85      3/30/99       6,474,605
Sigma Finance, Inc.:
  (Acquired 1/15/99; Cost $4,100,200) (b)                                     4,150,000      4.80      4/15/99       4,125,100
  (Acquired 1/19/99; Cost $12,675,399) (b)                                   12,830,000      4.82      4/19/99      12,745,828
Society of New York Hospital Fund, Inc.                                       4,800,000      5.23      3/08/99       4,795,119



--------------------------------------------------------------------------------------------------------------------------------
================================================================================================================================
                                              STRONG HERITAGE MONEY FUND (continued)
================================================================================================================================
                                                                             Principal     Yield to    Maturity    Amortized
                                                                               Amount      Maturity    Date (d)   Cost (Note 2)
--------------------------------------------------------------------------------------------------------------------------------

Spintab-Swedmortgage AB                                                     $ 3,800,000      4.85%     8/13/99  $    3,715,529
                                                                             17,500,000      5.03      4/15/99      17,389,969
Stellar Funding Group, Inc.:
  (Acquired 1/21/99; Cost $2,075,103) (b)                                     2,100,000      4.85      4/19/99       2,086,137
  (Acquired 1/11/99; Cost $1,337,092) (b)                                     1,362,000      4.95      5/24/99       1,346,269
  (Acquired 12/21/98; Cost $2,328,103) (b)                                    2,380,000      5.00      5/27/99       2,351,242
  (Acquired 10/01/98; Cost $1,478,077) (b)                                    1,535,000      5.00      6/25/99       1,510,269
  (Acquired 9/21/98; Cost $6,979,497) (b)                                     7,158,000      5.25      3/11/99       7,147,561
  (Acquired 11/16/98; Cost $350,914) (b)                                        362,000      5.25      6/14/99         356,457
Sunshine State Governmental Financing Commission                              6,076,000      4.85      4/05/99       6,047,350
                                                                              5,260,000      5.20      3/03/99       5,258,480
Toyota Motor Credit Company                                                   3,675,000      4.78      5/10/99       3,640,843
                                                                             11,500,000      4.78      5/11/99      11,391,587
Tulip Funding Corporation:
  (Acquired 1/27/99; Cost $2,198,133) (b)                                     2,225,000      4.83      4/27/99       2,207,984
  (Acquired 1/04/99; Cost $12,747,243) (b)                                   12,900,000      4.90      4/01/99      12,845,569
UBS Finance, Inc.                                                            13,900,000      4.81      6/07/99      13,717,995
                                                                              7,400,000      4.82      7/13/99       7,267,236
USAA Capital Corporation                                                      2,600,000      4.79      3/19/99       2,593,773
                                                                              4,400,000      4.80      3/18/99       4,390,027
                                                                              5,000,000      4.83      4/16/99       4,969,142
Unifunding, Inc.                                                             27,700,000      4.80      4/14/99      27,537,493
Variable Funding Capital Corporation:
  (Acquired 1/15/99; Cost $15,067,381) (b)                                   15,250,000      4.79      4/15/99      15,158,691
  (Acquired 1/11/99; Cost $6,024,706) (b)                                     6,100,000      4.83      4/13/99       6,064,808
Vattenfall Treasury, Inc.                                                    20,000,000      4.82      6/16/99      19,713,478
Washington Post Company (Acquired 10/05/98; Cost $1,721,764) (b)              1,760,000      4.95      3/12/99       1,757,338
West Baton Rouge Parish, Louisiana (Acquired 1/06/99; Cost $15,500,000) (b)  15,500,000      4.92      5/14/99      15,500,000
Westpac Capital Corporation                                                  18,000,000      4.78      7/12/99      17,682,130
Whiting, Indiana Industrial Sewage and Solid Waste Disposal Revenue           5,000,000      4.91      5/12/99       5,000,000
Windmill Funding Corporation:
  (Acquired 1/22/99; Cost $4,939,207) (b)                                     5,000,000      4.81      4/23/99       4,964,593
  (Acquired 1/25/99; Cost $4,391,256) (b)                                     4,434,000      4.82      4/07/99       4,412,034
  (Acquired 1/29/99; Cost $8,098,501) (b)                                     8,150,000      4.84      3/17/99       8,132,468
  (Acquired 2/18/99; Cost $315,433) (b)                                         319,000      4.85      5/12/99         315,906
Wood Street Funding Corporation:
  (Acquired 1/29/99; Cost $6,661,285) (b)                                     6,710,000      4.84      3/24/99       6,689,251
  (Acquired 1/11/99; Cost $11,345,389) (b)                                   11,500,000      4.84      4/21/99      11,421,148
  (Acquired 1/14/99; Cost $1,000,990) (b)                                     1,013,000      4.85      4/12/99       1,007,268
  (Acquired 2/12/99; Cost $4,561,825) (b)                                     4,599,000      4.85      4/13/99       4,572,358
Xerox Credit Corporation                                                      6,075,000      4.82      4/13/99       6,040,025
                                                                              9,825,000      5.34      3/05/99       9,819,171
Yale University                                                               7,525,000      4.82      5/13/99       7,451,452
Yorkshire Building Society                                                   10,000,000      4.86      4/06/99       9,951,400
                                                                              7,000,000      4.97      3/02/99       6,999,034
--------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper                                                                                           1,612,891,326
--------------------------------------------------------------------------------------------------------------------------------
Corporate Obligations 1.4%
General Motors Acceptance Corporation Medium-Term Notes, 6.625%               6,000,000      5.14      7/07/99       6,030,720
Wachovia Bank NA Short-Term Bank Notes, 4.84%                                19,000,000      4.84      7/14/99      19,000,000
--------------------------------------------------------------------------------------------------------------------------------
Total Corporate Obligations                                                                                         25,030,720
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                            31


SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                            FEBRUARY 28, 1999
--------------------------------------------------------------------------------------------------------------------------------
================================================================================================================================
                                              STRONG HERITAGE MONEY FUND (continued)
================================================================================================================================
                                                                             Principal     Yield to    Maturity    Amortized
                                                                               Amount      Maturity    Date (d)   Cost (Note 2)
--------------------------------------------------------------------------------------------------------------------------------
Taxable Variable Rate Put Bonds 3.3%
Alabama State IDA IDR                                                       $ 1,350,000      5.00%     3/04/99  $    1,350,000
Aurora, Kane & DuPage Counties, Illinois IDR                                  2,900,000      5.00      3/04/99       2,900,000
Botsford General Hospital Revenue                                             4,400,000      4.95      3/01/99       4,400,000
Galliano Marine Services, Inc.                                                5,040,000      5.00      3/04/99       5,040,000
KinderCare Learning Centers, Inc.                                             4,500,000      5.00      3/03/99       4,500,000
Kings Glen Apartments LLC                                                     3,325,000      5.00      3/04/99       3,325,000
Mississippi Business Finance Corporation IDR - GE Plastics Project            2,500,000      4.92      3/01/99       2,500,000
Montgomery County, Pennsylvania IDA Revenue                                     530,000      5.00      3/03/99         530,000
New Jersey EDA EDR - MSNBC/CNBC                                               9,000,000      4.92      3/01/99       9,000,000
New Jersey Sports & Exposition Authority Sports Complex Subordinated
  Refunding Revenue                                                           2,000,000      5.04      3/01/99       2,000,000
Northchase Apartments LLC                                                     5,000,000      5.00      3/04/99       5,000,000
Radiation Oncology Partners LLP                                               2,800,000      5.00      3/04/99       2,800,000
Thayer Properties LLC                                                         3,065,000      5.00      3/04/99       3,065,000
Tifton Mall, Inc.                                                             4,815,000      5.00      3/04/99       4,815,000
WLB LLC                                                                      10,000,000      5.00      3/04/99      10,000,000
--------------------------------------------------------------------------------------------------------------------------------
Total Taxable Variable Rate Put Bonds                                                                               61,225,000
--------------------------------------------------------------------------------------------------------------------------------
United States Government and Agency Issues 8.9%
Federal Home Loan Bank Notes:
  5.00%, Due 10/27/99                                                        21,000,000      5.01     10/27/99      20,998,619
  5.00%, Due 1/28/00                                                         17,000,000      5.00      1/28/00      17,000,000
  5.00%, Due 2/24/00                                                          6,000,000      5.02      2/24/00       5,998,817
  5.03%, Due 10/29/99                                                        25,000,000      5.03     10/29/99      25,000,000
  5.05%, Due 2/25/00                                                         23,000,000      5.05      2/25/00      23,000,000
  5.08%, Due 3/03/00 (f)                                                     18,500,000      5.08      3/03/00      18,500,000
  5.10%, Due 3/08/00 (f)                                                     18,500,000      5.10      3/08/00      18,500,000
  5.14%, Due 3/08/00 (f)                                                     18,200,000      5.14      3/08/00      18,200,000
Federal National Mortgage Association Medium-Term Notes, 5.04%, Due 2/23/00  16,000,000      5.02      2/23/00      16,002,990
--------------------------------------------------------------------------------------------------------------------------------
Total United States Government and Agency Issues                                                                   163,200,426
--------------------------------------------------------------------------------------------------------------------------------
Total Investments in Securities 103.2%                                                                           1,895,091,006
Other Assets and Liabilities, Net (3.2%)                                                                           (58,407,347)
--------------------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                               $1,836,683,659
================================================================================================================================


--------------------------------------------------------------------------------------------------------------------------------
================================================================================================================================
                                                 STRONG INVESTORS MONEY FUND
================================================================================================================================
                                                                             Principal     Yield to    Maturity    Amortized
                                                                               Amount      Maturity    Date (d)   Cost (Note 2)
--------------------------------------------------------------------------------------------------------------------------------
Certificates of Deposit 1.4%
Deutsche Bank AG New York, 5.66%                                             $  500,000      5.77%     4/14/99      $  499,936
Royal Bank of Canada, 5.15%                                                   3,000,000      5.18      3/21/00       2,999,087
--------------------------------------------------------------------------------------------------------------------------------
Total Certificates of Deposit                                                                                        3,499,023
--------------------------------------------------------------------------------------------------------------------------------

Commercial Paper 89.2%
AES Hawaii, Inc.                                                              1,700,000      4.78      4/09/99       1,691,197
                                                                                400,000      5.04      3/05/99         399,776
AES Shady Point, Inc.                                                         2,000,000      4.76      7/16/99       1,963,771
                                                                              1,200,000      4.76      7/23/99       1,177,152
AESOP Funding Corporation (Acquired 1/28/99; Cost $1,339,655) (b)             1,350,000      4.84      3/26/99       1,345,462
Abbey National North America Corporation                                      1,650,000      4.72      7/20/99       1,619,497
                                                                              1,650,000      4.79      4/22/99       1,638,584
American Home Products Corporation:
  (Acquired 2/05/99; Cost $2,467,469) (b)                                     2,500,000      4.78      5/14/99       2,475,436
  (Acquired 2/08/99; Cost $985,763) (b)                                       1,000,000      4.79      5/26/99         988,557
American Honda Finance Corporation                                            3,300,000      4.80      3/12/99       3,295,160
Ascot Capital Corporation (Acquired 1/14/99; Cost $1,530,789) (b)             1,550,000      4.85      4/16/99       1,540,394
Asset Backed Capital Finance, Inc. (Acquired 2/23/99; Cost $2,878,379) (b)    2,900,000      4.88      4/19/99       2,880,738
Atlantis One Funding Corporation                                                250,000      4.88      4/14/99         248,509
                                                                              1,670,000      4.89      7/29/99       1,635,974
                                                                                300,000      5.05      3/24/99         299,032


--------------------------------------------------------------------------------------------------------------------------------
================================================================================================================================
                                             STRONG INVESTORS MONEY FUND (continued)
================================================================================================================================
                                                                             Principal     Yield to    Maturity    Amortized
                                                                               Amount      Maturity    Date (d)   Cost (Note 2)
--------------------------------------------------------------------------------------------------------------------------------
Atlas Copco AB (Acquired 2/18/99; Cost $2,971,883) (b)                       $3,000,000      4.89%     4/28/99      $2,976,365
Barton Capital Corporation:
  (Acquired 1/26/99; Cost $469,432) (b)                                         475,000      4.85      4/23/99         471,608
  (Acquired 1/12/99 - 1/25/99; Cost $1,853,417) (b)                           1,875,000      4.86      4/12/99       1,864,378
  (Acquired 7/01/98; Cost $600,169) (b)                                         625,000      5.48      3/19/99         623,287
Beta Finance, Inc. (Acquired 1/20/99; Cost $2,469,937) (b)                    2,500,000      4.81      4/20/99       2,483,299
Brazos River Authority Texas PCR                                              2,800,000      5.28      3/09/99       2,800,000
British Gas Capital, Inc.                                                       750,000      5.34      3/02/99         749,889
CSC Enterprises                                                               2,000,000      4.78      4/19/99       1,986,988
                                                                              1,600,000      4.80      5/06/99       1,585,920
Calcasieu Parish, Inc. Louisiana IDB Environmental Revenue                    2,000,000      4.89      6/16/99       2,000,000
California PCFA Environmental Improvement Revenue:
  (Acquired 2/08/99; Cost $700,000) (b)                                         700,000      4.88      5/07/99         700,000
  (Acquired 12/08/98; Cost $2,800,000) (b)                                    2,800,000      5.15      4/14/99       2,800,000
  (Acquired 11/09/98; Cost $1,500,000) (b)                                    1,500,000      5.27      3/10/99       1,500,000
Campbell Soup Company                                                         2,200,000      4.78      4/07/99       2,189,192
                                                                              1,200,000      5.22      3/19/99       1,196,868
Centric Capital Corporation:
  (Acquired 2/05/99; Cost $889,275) (b)                                         900,000      4.82      5/05/99         892,167
  (Acquired 1/07/99 - 1/11/99; Cost $1,581,110) (b)                           1,600,000      4.86      4/06/99       1,592,228
  (Acquired 10/13/98; Cost $977,644) (b)                                      1,000,000      5.03      3/22/99         997,066
Certain Funding Corporation:
  (Acquired 1/14/99; Cost $1,136,366) (b)                                     1,150,000      4.85      4/12/99       1,143,493
  (Acquired 1/08/99; Cost $445,317) (b)                                         450,000      4.93      3/25/99         448,521
  (Acquired 12/02/98; Cost $1,480,346) (b)                                    1,500,000      5.30      3/01/99       1,500,000
CIGNA Corporation                                                               335,000      4.83      4/07/99         333,337
Cogentrix of Richmond, Inc.                                                   2,785,000      4.85      3/24/99       2,776,366
Commonwealth Bank of Australia                                                2,000,000      5.03      3/10/99       1,997,485
                                                                                400,000      5.08      3/15/99         399,210
Cooperative Association Tractor Dealers, Inc.:
  Series A                                                                    1,000,000      4.85      4/13/99         994,207
                                                                              1,000,000      4.87      3/12/99         998,512
                                                                                300,000      5.05      3/23/99         299,074
  Series B                                                                      700,000      4.83      5/07/99         693,707
                                                                                500,000      4.85      3/23/99         498,518
                                                                                300,000      4.86      5/04/99         297,408
                                                                                900,000      4.90      5/06/99         891,915
                                                                                250,000      5.02      4/06/99         248,745
                                                                                250,000      5.10      3/10/99         249,681
                                                                                700,000      5.15      3/15/99         698,598
Edison Asset Securitization LLC (Acquired 1/21/99; Cost $2,654,280) (b)       2,700,000      4.80      5/28/99       2,668,320
Enterprise Funding Corporation:
  (Acquired 2/22/99; Cost $1,143,155) (b)                                     1,150,000      4.87      4/07/99       1,144,244
  (Acquired 12/31/98; Cost $1,580,400) (b)                                    1,600,000      4.90      3/31/99       1,593,467
Equilon Enterprises LLC                                                       3,000,000      4.83      4/05/99       2,985,913
Eureka Securitization, Inc. (Acquired 1/13/99; Cost $3,064,501) (b)           3,100,000      4.85      4/08/99       3,084,130
First Data Corporation                                                          550,000      5.01      3/09/99         549,388
Ford Motor Credit Company                                                     1,650,000      4.79      7/09/99       1,621,460
                                                                              1,100,000      5.19      3/12/99       1,098,255
Ford Motor Credit Company Puerto Rico, Inc.                                     850,000      4.83      4/23/99         843,956
Formosa Plastics Corporation USA                                              2,200,000      4.85      4/23/99       2,184,291
                                                                                600,000      5.00      3/05/99         599,667
Fountain Square Commercial Corporation:
  (Acquired 2/18/99; Cost $924,880) (b)                                         936,000      4.86      5/17/99         926,270
  (Acquired 1/07/99; Cost $1,002,775) (b)                                     1,014,000      4.92      3/29/99       1,010,120
  (Acquired 1/12/99; Cost $1,482,056) (b)                                     1,500,000      4.95      4/09/99       1,491,956
Franklin Resources, Inc.:
  (Acquired 12/07/98; Cost $789,889) (b)                                        800,000      5.00      3/08/99         799,222
  (Acquired 12/17/98; Cost $641,794) (b)                                        650,000      5.05      3/17/99         648,541
Frigate Funding Corporation:
  (Acquired 1/25/99; Cost $1,289,645) (b)                                     1,300,000      4.86      3/25/99       1,295,788
  (Acquired 1/20/99; Cost $1,982,414) (b)                                     2,000,000      4.87      3/26/99       1,993,236
GTE Corporation:
  (Acquired 2/04/99; Cost $447,631) (b)                                         450,000      4.86      3/15/99         449,149
  (Acquired 2/10/99; Cost $347,921) (b)                                         350,000      4.86      3/26/99         348,819
  (Acquired 2/16/99; Cost $2,786,308) (b)                                     2,800,000      4.89      3/24/99       2,791,252

                                                                                                                          33


SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                            FEBRUARY 28, 1999
--------------------------------------------------------------------------------------------------------------------------------
================================================================================================================================
                                               STRONG INVESTORS MONEY FUND (continued)
================================================================================================================================
                                                                             Principal     Yield to    Maturity    Amortized
                                                                               Amount      Maturity    Date (d)   Cost (Note 2)
--------------------------------------------------------------------------------------------------------------------------------
General Electric Capital Corporation                                         $  350,000      4.79%     6/04/99      $  345,576
                                                                              2,000,000      4.80      5/20/99       1,978,667
                                                                              1,000,000      5.33      3/15/99         997,927
General Mills, Inc.                                                               1,700      4.54    Upon Demand         1,700
Goldman Sachs Group LP                                                        1,310,000      5.05      3/16/99       1,307,244
Greenwich Funding Corporation (Acquired 1/26/99; Cost $982,565) (b)             993,000      4.85      4/14/99         987,114
Greyhawk Funding LLC (Acquired 1/22/99; Cost $592,464) (b)                      600,000      4.81      4/26/99         595,511
Gulf Coast IDA Environmental Facilities Revenue                               2,700,000      5.25      3/04/99       2,700,000
Gulf Coast Waste Disposal Authority PCR                                       1,200,000      4.87      6/11/99       1,200,000
                                                                              2,400,000      5.27      3/09/99       2,400,000
Halifax PLC                                                                     500,000      4.79      7/06/99         491,551
Harley-Davidson Funding Corporation (Acquired 2/17/99; Cost $2,502,920) (b)   2,520,000      4.88      4/08/99       2,507,019
Henkel Corporation:
  (Acquired 1/15/99; Cost $763,122) (b)                                         780,000      4.75      6/28/99         767,753
  (Acquired 2/03/99; Cost $1,906,335) (b)                                     1,950,000      4.77      7/22/99       1,913,052
ING America Insurance Holdings, Inc.                                          2,300,000      4.87      4/26/99       2,282,576
                                                                              1,500,000      5.12      3/22/99       1,495,520
IPALCO Enterprises:
  (Acquired 1/26/99; Cost $197,333) (b)                                         200,000      4.80      5/06/99         198,240
  (Acquired 1/13/99; Cost $458,836) (b)                                         465,000      4.82      4/22/99         461,763
  (Acquired 12/11/98; Cost $1,120,454) (b)                                    1,135,000      5.07      3/12/99       1,133,242
  (Acquired 12/18/98; Cost $1,483,509) (b)                                    1,500,000      5.14      3/05/99       1,499,143
International Securitization Corporation:
  (Acquired 1/22/99; Cost $1,087,187) (b)                                     1,100,000      4.82      4/19/99       1,092,783
  (Acquired 2/24/99; Cost $988,010) (b)                                       1,000,000      4.85      5/24/99         988,683
Kitty Hawk Funding Corporation:
  (Acquired 1/05/99; Cost $1,483,772) (b)                                     1,500,000      4.93      3/25/99       1,495,070
  (Acquired 9/21/98; Cost $486,830) (b)                                         500,000      5.21      3/22/99         498,480
LG&E Capital Corporation:
  (Acquired 12/09/98; Cost $963,708) (b)                                      1,000,000      4.88      9/03/99         974,813
  (Acquired 12/15/98; Cost $1,279,236) (b)                                    1,300,000      5.00      4/09/99       1,292,958
Leland Stanford Junior University                                               850,000      4.80      4/12/99         845,240
                                                                              2,000,000      4.80      8/13/99       1,956,000
                                                                                750,000      4.90      5/21/99         741,731
Lloyds Bank PLC                                                               2,130,000      4.85      4/01/99       2,121,104
Market Street Funding Corporation (Acquired 2/12/99; Cost $3,571,385) (b)     3,600,000      4.85      4/12/99       3,579,630
Martin Marietta Materials, Inc. (Acquired 2/12/99; Cost $3,571,149) (b)       3,600,000      4.89      4/12/99       3,579,462
Merrill Lynch & Company, Inc.                                                 2,700,000      4.75      4/09/99       2,686,106
Minolta Corporation                                                           1,870,000      4.88      3/02/99       1,869,746
JP Morgan & Company, Inc.                                                       500,000      4.80      5/10/99         495,333
                                                                              1,575,000      4.83      7/12/99       1,546,894
Motorola Credit Corporation                                                     400,000      4.80      4/16/99         397,547
Motorola, Inc.                                                                1,160,000      4.95      4/01/99       1,155,055
Nationwide Building Society                                                   2,000,000      4.84      5/06/99       1,982,253
                                                                              1,000,000      5.06      3/11/99         998,595
New York Life Capital Corporation:
  (Acquired 2/02/99; Cost $1,484,465) (b)                                     1,500,000      4.78      4/21/99       1,489,843
  (Acquired 12/07/98; Cost $987,222) (b)                                      1,000,000      5.00      3/09/99         998,889
Oakland-Alameda County, California Coliseum Authority                         1,700,000      4.87      3/04/99       1,700,000
Oakland-Alameda County, California Coliseum Authority Lease Revenue           1,300,000      4.90      3/09/99       1,300,000
Oklahoma State Industrial Finance Authority                                     500,000      5.00      5/03/99         500,000
Old Line Funding Corporation:
  (Acquired 2/01/99; Cost $1,291,068) (b)                                     1,300,000      4.85      3/24/99       1,295,972
  (Acquired 2/18/99; Cost $297,853) (b)                                         300,000      4.86      4/12/99         298,299
PACCAR Financial Corporation                                                    500,000      4.77      5/06/99         495,627
Peacock Funding Corporation:
  (Acquired 2/04/99; Cost $891,535) (b)                                         906,000      4.83      6/03/99         894,574
  (Acquired 2/01/99; Cost $493,803) (b)                                         500,000      4.85      5/04/99         495,689
  (Acquired 10/26/98 - 12/21/98; Cost $1,035,525) (b)                         1,050,000      5.11      3/15/99       1,047,912
Pitney Bowes Credit Corporation                                                  28,600      4.54    Upon Demand        28,600
Questar Corporation:
  (Acquired 2/09/99; Cost $2,388,707) (b)                                     2,400,000      4.84      3/16/99       2,395,160
  (Acquired 2/26/99; Cost $443,341) (b)                                         444,000      4.86      3/09/99         443,520
  (Acquired 2/26/99; Cost $942,305) (b)                                         950,000      4.86      4/27/99         942,690
Repeat Offering Securitization Entity, Inc.
  (Acquired 2/26/99; Cost $3,753,029) (b)                                     3,800,000      4.89      5/28/99       3,754,577
SAFECO Credit Corporation                                                     2,000,000      4.90      3/11/99       1,997,278
                                                                              1,000,000      4.90      3/29/99         996,189


--------------------------------------------------------------------------------------------------------------------------------
================================================================================================================================
                                               STRONG INVESTORS MONEY FUND (continued)
================================================================================================================================
                                                                             Principal     Yield to    Maturity    Amortized
                                                                               Amount      Maturity    Date (d)   Cost (Note 2)
--------------------------------------------------------------------------------------------------------------------------------
Sara Lee Corporation                                                         $  240,600      4.54%   Upon Demand   $   240,600
E.W. Scripps Company:
  (Acquired 1/05/99; Cost $494,342) (b)                                         500,000      4.85      3/30/99         498,047
  (Acquired 11/05/98 - 11/06/98; Cost $1,079,856) (b)                         1,100,000      5.05      3/16/99       1,097,686
Sigma Finance, Inc. (Acquired 1/19/99; Cost $563,131) (b)                       570,000      4.82      4/19/99         566,260
Society of New York Hospital Fund, Inc.                                       2,000,000      5.23      3/08/99       1,997,966
Spintab-Swedmortgage AB                                                       1,200,000      4.85      8/13/99       1,173,325
                                                                              2,500,000      5.03      4/15/99       2,484,281
Stellar Funding Group, Inc.:
  (Acquired 1/28/99; Cost $438,258) (b)                                         444,000      4.85      5/04/99         440,172
  (Acquired 12/21/98; Cost $391,278) (b)                                        400,000      5.00      5/27/99         395,167
  (Acquired 10/01/98; Cost $288,875) (b)                                        300,000      5.00      6/25/99         295,167
  (Acquired 12/29/98; Cost $608,524) (b)                                        619,000      5.12      4/27/99         613,982
  (Acquired 9/21/98; Cost $487,531) (b)                                         500,000      5.25      3/11/99         499,271
  (Acquired 11/16/98; Cost $896,672) (b)                                        925,000      5.25      6/14/99         910,836
Sunshine State Governmental Financing Commission                              2,100,000      4.85      4/05/99       2,090,098
                                                                              1,600,000      5.20      3/03/99       1,599,538
Toyota Motor Credit Company                                                   3,500,000      4.78      5/11/99       3,467,005
Triple-A One Funding Corporation (Acquired 2/23/99; Cost $695,747) (b)          700,000      4.86      4/09/99         696,315
Tulip Funding Corporation:
  (Acquired 1/27/99; Cost $1,901,756) (b)                                     1,925,000      4.83      4/27/99       1,910,279
  (Acquired 1/04/99; Cost $592,895) (b)                                         600,000      4.90      4/01/99         597,468
UBS Finance, Inc.                                                               500,000      4.81      6/07/99         493,453
                                                                              2,500,000      4.99      3/31/99       2,489,604
USAA Capital Corporation                                                      1,800,000      4.79      3/19/99       1,795,689
                                                                                600,000      4.80      3/18/99         598,640
                                                                              1,400,000      4.82      4/20/99       1,390,628
Unifunding, Inc.                                                              3,200,000      4.80      4/14/99       3,181,227
Variable Funding Capital Corporation (Acquired 1/11/99; Cost $819,755) (b)      830,000      4.83      4/13/99         825,212
Vattenfall Treasury, Inc.                                                     3,100,000      4.82      6/16/99       3,055,589
West Baton Rouge Parish, Louisiana:
  (Acquired 1/06/99; Cost $750,000) (b)                                         750,000      4.92      5/14/99         750,000
  (Acquired 2/17/99; Cost $2,950,000) (b)                                     2,950,000      4.92      6/10/99       2,950,000
Westpac Capital Corporation                                                   3,100,000      4.78      7/12/99       3,045,256
Windmill Funding Corporation:
  (Acquired 1/22/99; Cost $1,975,683) (b)                                     2,000,000      4.81      4/23/99       1,985,837
  (Acquired 2/18/99; Cost $1,680,991) (b)                                     1,700,000      4.85      5/12/99       1,683,510
Wood Street Funding Corporation:
  (Acquired 1/29/99; Cost $287,895) (b)                                         290,000      4.84      3/24/99         289,103
  (Acquired 1/11/99; Cost $1,973,111) (b)                                     2,000,000      4.84      4/21/99       1,986,287
  (Acquired 1/14/99; Cost $545,258) (b)                                         550,000      4.85      3/19/99         548,666
  (Acquired 2/12/99; Cost $753,857) (b)                                         760,000      4.85      4/13/99         755,597
Xerox Credit Corporation                                                      1,000,000      5.34      3/05/99         999,407
Yale University                                                               1,200,000      4.82      5/13/99       1,188,271
Yorkshire Building Society                                                    2,000,000      4.86      4/06/99       1,990,280
                                                                                280,000      4.90      3/18/99         279,352
                                                                                250,000      4.97      3/02/99         249,966
--------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper                                                                                             227,945,652
--------------------------------------------------------------------------------------------------------------------------------
Corporate Obligations 1.6%
General Motors Acceptance Corporation Medium-Term Notes, 6.625%               1,000,000      5.14      7/07/99       1,005,120
Wachovia Bank NA Short-Term Bank Notes, 4.84%                                 3,100,000      4.84      7/14/99       3,100,000
--------------------------------------------------------------------------------------------------------------------------------
Total Corporate Obligations                                                                                          4,105,120
--------------------------------------------------------------------------------------------------------------------------------
Taxable Variable Rate Put Bonds 2.4%
Botsford General Hospital Revenue                                             2,000,000      4.95      3/01/99       2,000,000
Concrete Company                                                              1,435,000      5.00      3/04/99       1,435,000
Kings Glen Apartments LLC                                                     1,000,000      5.00      3/04/99       1,000,000
Northchase Apartments LLC                                                       800,000      5.00      3/04/99         800,000
Radiation Oncology Partners LLP                                                 925,000      5.00      3/04/99         925,000
--------------------------------------------------------------------------------------------------------------------------------
Total Taxable Variable Rate Put Bonds                                                                                6,160,000
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                            35


SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                            FEBRUARY 28, 1999
--------------------------------------------------------------------------------------------------------------------------------
================================================================================================================================
                                               STRONG INVESTORS MONEY FUND (continued)
================================================================================================================================
                                                                             Principal     Yield to    Maturity    Amortized
                                                                               Amount      Maturity    Date (d)   Cost (Note 2)
--------------------------------------------------------------------------------------------------------------------------------
United States Government and Agency Issues 9.4%
Federal Home Loan Bank Notes:
  5.00%, Due 10/27/99                                                        $2,000,000      5.01%    10/27/99    $  1,999,869
  5.00%, Due 1/28/00                                                          3,000,000      5.00      1/28/00       3,000,000
  5.00%, Due 2/24/00                                                          2,000,000      5.02      2/24/00       1,999,605
  5.03%, Due 10/29/99                                                         1,500,000      5.03     10/29/99       1,500,000
  5.05%, Due 2/25/00                                                          4,000,000      5.05      2/25/00       4,000,000
  5.08%, Due 3/03/00 (f)                                                      3,000,000      5.08      3/03/00       3,000,000
  5.10%, Due 3/08/00 (f)                                                      3,000,000      5.10      3/08/00       3,000,000
  5.14%, Due 3/08/00 (f)                                                      3,600,000      5.14      3/08/00       3,600,000
Federal National Mortgage Association Medium-Term Notes,  5.04%, Due 2/23/00  2,000,000      5.02      2/23/00       2,000,374
--------------------------------------------------------------------------------------------------------------------------------
Total United States Government and Agency Issues                                                                    24,099,848
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Total Investment in Securities 104.0%                                                                              265,809,643
Other Assets and Liabilities, Net (4.0%)                                                                           (10,166,008)
--------------------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                                 $255,643,635
================================================================================================================================

================================================================================================================================
                                                   STRONG MONEY MARKET FUND
================================================================================================================================
                                                                             Principal     Yield to    Maturity    Amortized
                                                                               Amount      Maturity    Date (d)   Cost (Note 2)
--------------------------------------------------------------------------------------------------------------------------------
Certificates of Deposit 1.8%
Deutsche Bank AG New York, 5.66%                                            $19,750,000      5.77%     4/14/99     $19,747,491
Royal Bank of Canada, 5.15%                                                  14,000,000      5.18      3/21/00      13,995,738
--------------------------------------------------------------------------------------------------------------------------------
Total Certificates of Deposit                                                                                       33,743,229
--------------------------------------------------------------------------------------------------------------------------------
Commercial Paper 83.9%
AES Hawaii, Inc.                                                              4,900,000      4.78      4/09/99       4,874,626
                                                                             11,000,000      5.04      3/05/99      10,993,840
AES Shady Point, Inc.                                                         6,000,000      4.76      7/16/99       5,891,313
                                                                             13,800,000      4.76      7/23/99      13,537,248
AESOP Funding Corporation
  (Acquired 2/16/99 - 2/19/99; Cost $18,451,273) (b)                         18,575,000      4.87      4/09/99      18,477,018
Abbey National North America Corporation                                     10,940,000      4.72      7/20/99      10,737,756
                                                                             10,760,000      4.79      4/22/99      10,685,553
Alpine Securitization Corporation
  (Acquired 1/22/99; Cost $17,800,385) (b)                                   18,000,000      4.81      4/15/99      17,891,775
American Home Products Corporation:
  (Acquired 2/05/99; Cost $5,971,276) (b)                                     6,050,000      4.78      5/14/99       5,990,555
  (Acquired 2/08/99; Cost $2,168,679) (b)                                     2,200,000      4.79      5/26/99       2,174,826
  (Acquired 2/09/99; Cost $4,625,712) (b)                                     4,680,000      4.80      5/07/99       4,638,192
  (Acquired 2/09/99; Cost $5,919,200) (b)                                     6,000,000      4.80      5/21/99       5,935,200
American Honda Finance Corporation                                           12,300,000      4.81      3/12/99      12,281,939
Aon Corporation                                                               5,525,000      4.88      3/04/99       5,522,753
                                                                              6,690,000      4.88      3/23/99       6,670,049
Ascot Capital Corporation:
  (Acquired 1/14/99; Cost $12,345,069) (b)                                   12,500,000      4.85      4/16/99      12,422,535
  (Acquired 1/14/99; Cost $9,091,648) (b)                                     9,180,000      4.88      3/26/99       9,148,890
Asset Backed Capital Finance, Inc. (Acquired 2/23/99; Cost $992,544) (b)      1,000,000      4.88      4/19/99         993,358
Atlantis One Funding Corporation                                              7,780,000      4.79      5/13/99       7,704,432
                                                                              9,000,000      5.02      3/26/99       8,968,625
                                                                              6,000,000      5.05      3/24/99       5,980,642
Atlas Copco AB:
  (Acquired 2/18/99; Cost $3,685,485) (b)                                     3,700,000      4.87      3/19/99       3,690,991
  (Acquired 2/18/99; Cost $2,971,882) (b)                                     3,000,000      4.89      4/28/99       2,976,365
Banco de Credito Sao Paolo                                                   10,000,000      4.85      6/23/99       9,846,417
Barton Capital Corporation:
  (Acquired 2/08/99; Cost $2,861,728) (b)                                     2,885,000      4.84      4/09/99       2,869,873
  (Acquired 2/09/99; Cost $8,760,208) (b)                                     8,828,000      4.85      4/07/99       8,783,995
  (Acquired 1/12/99 - 1/25/99; Cost $5,866,814) (b)                           5,937,000      4.86      4/12/99       5,903,321
  (Acquired 7/01/98; Cost $3,240,911) (b)                                     3,375,000      5.48      3/19/99       3,365,753
Bavaria Universal Funding Corporation:
  (Acquired 2/17/99; Cost $5,928,058) (b)                                     6,000,000      4.85      5/17/99       5,937,758
  (Acquired 10/07/98; Cost $5,615,575) (b)                                    5,750,000      5.07      3/22/99       5,732,994

36


--------------------------------------------------------------------------------------------------------------------------------
================================================================================================================================
                                              STRONG MONEY MARKET FUND  (continued)
================================================================================================================================
                                                                             Principal     Yield to    Maturity    Amortized
                                                                               Amount      Maturity    Date (d)   Cost (Note 2)
--------------------------------------------------------------------------------------------------------------------------------
Brazos River Authority Texas PCR                                            $ 7,135,000      5.28%     3/09/99     $ 7,135,000
British Gas Capital, Inc.                                                    28,000,000      5.34      3/02/99      27,995,848
CSC Enterprises                                                               7,900,000      4.78      4/19/99       7,848,602
                                                                              6,175,000      4.80      5/06/99       6,120,660
Calcasieu Parish, Inc. Louisiana IDB Environmental Revenue                   18,500,000      4.89      6/16/99      18,500,000
California PCFA Environmental Improvement Revenue:
  (Acquired 2/08/99; Cost $5,000,000) (b)                                     5,000,000      4.88      5/07/99       5,000,000
  (Acquired 12/08/98; Cost $15,000,000) (b)                                  15,000,000      5.15      4/14/99      15,000,000
  (Acquired 11/09/98; Cost $20,500,000) (b)                                  20,500,000      5.27      3/10/99      20,500,000
Campbell Soup Company                                                         2,800,000      4.78      4/07/99       2,786,244
                                                                             12,000,000      5.22      3/19/99      11,968,680
Centric Capital Corporation:
  (Acquired 2/05/99; Cost $9,189,180) (b)                                     9,300,000      4.82      5/05/99       9,219,064
  (Acquired 1/14/99; Cost $10,769,575) (b)                                   10,900,000      4.84      4/14/99      10,835,520
Certain Funding Corporation:
  (Acquired 1/08/99 - 1/12/99; Cost $10,300,584) (b)                         10,405,000      4.90      3/25/99      10,371,002
  (Acquired 12/02/98; Cost $11,596,042) (b)                                  11,750,000      5.30      3/01/99      11,750,000
CIGNA Corporation                                                             5,000,000      4.83      4/07/99       4,975,179
Cogentrix of Richmond, Inc.                                                   7,000,000      4.85      3/24/99       6,978,310
Commonwealth Bank of Australia                                                9,000,000      4.75      7/27/99       8,824,250
                                                                             12,000,000      5.03      3/10/99      11,984,910
                                                                              2,900,000      5.08      3/15/99       2,894,271
Cooperative Association Tractor Dealers, Inc.:
  Series A                                                                   13,800,000      4.82      6/29/99      13,578,280
                                                                              1,900,000      4.85      4/13/99       1,888,993
                                                                              3,500,000      5.07      3/12/99       3,494,578
  Series B                                                                    6,600,000      4.83      5/07/99       6,540,671
                                                                              7,000,000      5.02      4/06/99       6,964,860
                                                                              6,200,000      5.05      3/24/99       6,179,997
                                                                                323,000      5.10      3/10/99         322,588
                                                                              6,600,000      5.15      3/15/99       6,586,782
Credit Suisse First Boston, Inc. (Acquired 2/05/99; Cost $16,732,136) (b)    16,950,000      4.82      5/12/99      16,786,602
Edison Asset Securitization LLC:
  (Acquired 1/25/99; Cost $13,035,117) (b)                                   13,197,000      4.80      4/27/99      13,096,703
  (Acquired 1/21/99; Cost $8,593,969) (b)                                     8,742,000      4.80      5/28/99       8,639,427
  (Acquired 2/16/99; Cost $5,058,126) (b)                                     5,180,000      4.84      8/10/99       5,067,180
  (Acquired 2/10/99; Cost $321,541) (b)                                         325,000      4.85      4/30/99         322,373
Enterprise Funding Corporation:
  (Acquired 2/26/99; Cost $9,917,311) (b)                                    10,000,000      4.88      4/28/99       9,921,378
  (Acquired 12/31/98; Cost $12,692,587) (b)                                  12,850,000      4.90      3/31/99      12,797,529
Equilon Enterprises LLC                                                      13,675,000      4.83      4/05/99      13,610,784
Eureka Securitization, Inc. (Acquired 1/13/99; Cost $19,672,117) (b)         19,900,000      4.85      4/08/99      19,798,123
First Data Corporation                                                        4,350,000      4.96      3/09/99       4,345,205
Ford Motor Credit Company                                                    13,450,000      5.19      3/12/99      13,428,671
Ford Motor Credit Company Puerto Rico, Inc.                                   7,675,000      4.83      4/23/99       7,620,424
Formosa Plastics Corporation USA                                              3,600,000      4.84      5/07/99       3,567,572
                                                                              3,700,000      4.86      4/15/99       3,677,523
                                                                             17,400,000      5.00      3/05/99      17,390,333
Fountain Square Commercial Corporation:
  (Acquired 1/27/99; Cost $1,035,801) (b)                                     1,061,000      4.75      7/26/99       1,040,421
  (Acquired 1/26/99 - 1/27/99; Cost $7,503,684) (b)                           7,595,000      4.82      4/26/99       7,538,054
  (Acquired 2/02/99; Cost $5,410,961) (b)                                     5,475,000      4.84      4/30/99       5,430,835
  (Acquired 2/10/99; Cost $1,531,415) (b)                                     1,550,000      4.85      5/10/99       1,535,383
Franklin Resources, Inc.:
  (Acquired 1/05/99; Cost $4,948,806) (b)                                     5,000,000      4.85      3/22/99       4,985,854
  (Acquired 12/07/98 - 12/11/98; Cost $10,616,895) (b)                       10,750,000      5.05      3/08/99      10,739,451
Frigate Funding Corporation:
  (Acquired 1/25/99; Cost $3,670,530) (b)                                     3,700,000      4.86      3/25/99       3,688,012
  (Acquired 1/20/99; Cost $10,903,276) (b)                                   11,000,000      4.87      3/26/99      10,962,799
GTE Corporation:
  (Acquired 2/10/99; Cost $5,616,439) (b)                                     5,650,000      4.86      3/26/99       5,630,931
  (Acquired 2/16/99; Cost $8,707,212) (b)                                     8,750,000      4.89      3/24/99       8,722,664
General Electric Capital Corporation                                          1,330,000      4.75      7/16/99       1,305,958
                                                                              3,320,000      4.79      6/04/99       3,278,034
                                                                             14,000,000      4.80      5/20/99      13,850,667
                                                                              4,000,000      5.33      3/15/99       3,991,709

                                                                                                                           37


SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                            FEBRUARY 28, 1999
--------------------------------------------------------------------------------------------------------------------------------
================================================================================================================================
                                               STRONG MONEY MARKET FUND (continued)
================================================================================================================================
                                                                             Principal     Yield to    Maturity    Amortized
                                                                               Amount      Maturity    Date (d)   Cost (Note 2)
--------------------------------------------------------------------------------------------------------------------------------
General Mills, Inc.                                                         $       100      4.54%   Upon Demand   $       100
General Motors Acceptance Corporation                                         3,800,000      4.85      4/06/99       3,781,570
Goldman Sachs Group LP                                                        7,200,000      4.97      4/23/99       7,147,318
                                                                             14,000,000      5.05      3/16/99      13,970,542
Greenwich Asset Funding, Inc. (Acquired 2/23/99; Cost $4,753,653) (b)         4,782,000      4.85      4/08/99       4,757,519
Greenwich Funding Corporation
  (Acquired 1/26/99 - 2/17/99; Cost $4,941,685) (b)                           5,000,000      4.81      4/29/99       4,960,560
Greyhawk Funding LLC (Acquired 1/22/99; Cost $18,168,906) (b)                18,400,000      4.81      4/26/99      18,262,327
Gulf Coast IDA Environmental Facilities Revenue                              14,000,000      5.25      3/04/99      14,000,000
Gulf Coast Waste Disposal Authority PCR                                       4,400,000      4.87      6/11/99       4,400,000
                                                                              4,600,000      5.27      3/09/99       4,600,000
Halifax PLC                                                                  22,500,000      4.79      7/06/99      22,119,794
                                                                              5,000,000      4.87      4/06/99       4,975,650
Harley-Davidson Funding Corporation
  (Acquired 2/17/99; Cost $11,203,547) (b)                                   11,280,000      4.88      4/08/99      11,221,895
Henkel Corporation:
  (Acquired 1/15/99; Cost $11,740,333) (b)                                   12,000,000      4.75      6/28/99      11,811,583
  (Acquired 2/03/99; Cost $1,805,970) (b)                                     1,850,000      4.76      8/02/99       1,812,330
  (Acquired 2/03/99; Cost $6,892,133) (b)                                     7,050,000      4.77      7/22/99       6,916,420
  (Acquired 10/05/98; Cost $1,954,625) (b)                                    2,000,000      4.95      3/19/99       1,995,050
ING America Insurance Holdings, Inc.                                          8,000,000      4.77      8/02/99       7,836,760
                                                                              3,875,000      4.87      4/26/99       3,845,645
                                                                              5,500,000      5.12      3/22/99       5,483,573
IPALCO Enterprises:
  (Acquired 1/26/99; Cost $3,256,000) (b)                                     3,300,000      4.80      5/06/99       3,270,960
  (Acquired 1/13/99; Cost $1,973,490) (b)                                     2,000,000      4.82      4/22/99       1,986,076
  (Acquired 12/11/98; Cost $11,155,181) (b)                                  11,300,000      5.07      3/12/99      11,282,494
  (Acquired 12/18/98; Cost $7,912,049) (b)                                    8,000,000      5.14      3/05/99       7,995,431
International Securitization Corporation:
  (Acquired 1/26/99; Cost $3,936,666) (b)                                     4,000,000      4.79      5/25/99       3,954,761
  (Acquired 1/22/99; Cost $5,435,934) (b)                                     5,500,000      4.82      4/19/99       5,463,917
  (Acquired 1/25/99; Cost $4,365,026) (b)                                     4,400,000      4.85      3/25/99       4,385,773
  (Acquired 2/24/99; Cost $8,892,087) (b)                                     9,000,000      4.85      5/24/99       8,898,150
Johnson & Johnson (Acquired 10/29/98; Cost $17,704,760) (b)                  18,000,000      4.84      3/01/99      18,000,000
Kitty Hawk Funding Corporation (Acquired 1/05/99; Cost $16,222,575) (b)      16,400,000      4.93      3/25/99      16,346,099
Knight-Ridder, Inc. (Acquired 2/17/99; Cost $1,992,186) (b)                   2,000,000      4.85      3/18/99       1,995,419
LG&E Capital Corporation:
  (Acquired 12/09/98; Cost $12,046,354) (b)                                  12,500,000      4.88      9/03/99      12,185,156
  (Acquired 12/15/98; Cost $7,773,819) (b)                                    7,900,000      5.00      4/09/99       7,857,208
Leland Stanford Junior University                                             4,150,000      4.80      4/12/99       4,126,760
                                                                              2,000,000      4.80      8/13/99       1,956,000
                                                                              3,250,000      4.90      5/21/99       3,214,169
Lloyds Bank PLC                                                               3,870,000      4.85      4/01/99       3,853,837
Market Street Funding Corporation:
  (Acquired 2/12/99; Cost $14,285,540) (b)                                   14,400,000      4.85      4/12/99      14,318,520
  (Acquired 2/17/99; Cost $6,468,345) (b)                                     6,500,000      4.87      3/25/99       6,478,897
Martin Marietta Materials, Inc.:
  (Acquired 2/12/99; Cost $11,308,639) (b)                                   11,400,000      4.89      4/12/99      11,334,963
  (Acquired 2/09/99; Cost $3,977,040) (b)                                     4,000,000      4.92      3/23/99       3,987,973
  (Acquired 2/26/99; Cost $1,989,044) (b)                                     2,000,000      4.93      4/07/99       1,989,866
Merrill Lynch & Company, Inc.                                                 8,300,000      4.75      4/09/99       8,257,290
Minolta Corporation                                                           2,580,000      4.88      3/02/99       2,579,650
JP Morgan & Company, Inc.                                                     8,000,000      4.80      5/10/99       7,925,333
                                                                              2,000,000      4.83      7/12/99       1,964,312
                                                                              5,850,000      4.85      3/30/99       5,827,144
Morgan Stanley, Dean Witter & Company                                        12,000,000      4.78      5/05/99      11,896,433
                                                                              5,000,000      4.81      5/17/99       4,948,560
Motorola, Inc.                                                                1,000,000      4.95      4/01/99         995,738
Nationwide Building Society                                                  15,000,000      4.84      5/06/99      14,866,900
                                                                              6,000,000      5.06      3/11/99       5,991,567
New York Life Capital Corporation:
  (Acquired 12/11/98; Cost $6,419,761) (b)                                    6,500,000      5.05      3/09/99       6,492,706
  (Acquired 11/09/98; Cost $981,653) (b)                                      1,000,000      5.12      3/18/99         997,582
Oakland-Alameda County, California Coliseum Authority                        19,400,000      4.87      3/04/99      19,400,000
Oklahoma State Industrial Finance Authority                                   9,500,000      5.00      5/03/99       9,500,000
Old Line Funding Corporation:
  (Acquired 2/01/99; Cost $9,931,292) (b)                                    10,000,000      4.85      3/24/99       9,969,014
  (Acquired 2/18/99; Cost $5,194,565) (b)                                     5,232,000      4.86      4/12/99       5,202,335
  (Acquired 2/25/99; Cost $5,990,260) (b)                                     6,000,000      4.87      3/09/99       5,993,507

38


--------------------------------------------------------------------------------------------------------------------------------
================================================================================================================================
                                               STRONG MONEY MARKET FUND (continued)
================================================================================================================================
                                                                             Principal     Yield to    Maturity    Amortized
                                                                               Amount      Maturity    Date (d)   Cost (Note 2)
--------------------------------------------------------------------------------------------------------------------------------
PACCAR Financial Corporation                                                $ 8,000,000      4.77%     4/26/99     $ 7,940,640
                                                                              9,000,000      4.77      5/06/99       8,921,295
                                                                              5,500,000      4.80      5/20/99       5,441,333
Peacock Funding Corporation:
  (Acquired 1/22/99 - 1/27/99; Cost $5,721,528) (b)                           5,800,000      4.82      5/04/99       5,750,300
  (Acquired 2/04/99; Cost $3,741,298) (b)                                     3,802,000      4.83      6/03/99       3,754,050
  (Acquired 10/26/98 - 12/21/98; Cost $7,423,671) (b)                         7,534,000      5.10      3/15/99       7,519,067
  (Acquired 11/13/98; Cost $3,926,289) (b)                                    4,000,000      5.35      3/17/99       3,990,489
Pitney Bowes Credit Corporation                                                 212,700      4.54    Upon Demand       212,700
Prudential Finance Jersey, Ltd.                                               3,000,000      4.83      7/15/99       2,945,260
                                                                              7,000,000      4.83      8/19/99       6,839,403
Questar Corporation:
  (Acquired 2/22/99; Cost $5,954,116) (b)                                     6,000,000      4.83      4/20/99       5,959,750
  (Acquired 2/26/99; Cost $5,108,285) (b)                                     5,150,000      4.86      4/27/99       5,110,371
Repeat Offering Securitization Entity, Inc.
  (Acquired 2/26/99; Cost $22,913,229) (b)                                   23,200,000      4.89      5/28/99      22,922,683
SAFECO Credit Corporation                                                     2,960,000      4.90      3/11/99       2,955,971
                                                                             12,800,000      4.90      3/29/99      12,751,218
                                                                              1,250,000      5.13      4/15/99       1,241,984
Sara Lee Corporation                                                            546,000      4.54    Upon Demand       546,000
Sigma Finance, Inc.:
  (Acquired 1/12/99 - 1/15/99; Cost $5,134,944) (b)                           5,200,000      4.87      4/15/99       5,168,328
  (Acquired 1/04/99; Cost $14,342,176) (b)                                   14,500,000      4.96      3/24/99      14,454,051
Society of New York Hospital Fund, Inc.                                       3,200,000      5.23      3/08/99       3,196,746
Spintab-Swedmortgage AB                                                      20,000,000      5.03      4/15/99      19,874,250
Stellar Funding Group, Inc.:
  (Acquired 12/21/98; Cost $2,324,190) (b)                                    2,376,000      5.00      5/27/99       2,347,290
  (Acquired 12/31/98; Cost $7,364,889) (b)                                    7,458,000      5.05      3/30/99       7,427,660
  (Acquired 9/21/98; Cost $7,898,006) (b)                                     8,100,000      5.25      3/11/99       8,088,188
  (Acquired 9/23/98; Cost $7,843,355) (b)                                     8,056,000      5.25      3/23/99       8,030,154
Sunshine State Governmental Financing Commission                              4,000,000      4.85      4/05/99       3,981,139
                                                                              8,200,000      5.20      3/03/99       8,197,631
Toyota Motor Credit Company                                                  11,325,000      4.78      5/10/99      11,219,740
                                                                             10,000,000      4.78      5/11/99       9,905,728
Triple-A One Funding Corporation:
  (Acquired 2/23/99; Cost $9,740,465) (b)                                     9,800,000      4.86      4/09/99       9,748,403
  (Acquired 2/18/99; Cost $12,002,226) (b)                                   12,025,000      4.87      3/04/99      12,020,120
Tulip Funding Corporation:
  (Acquired 1/27/99; Cost $11,805,704) (b)                                   11,950,000      4.83      4/27/99      11,858,612
  (Acquired 2/23/99; Cost $10,813,182) (b)                                   10,900,000      4.86      4/23/99      10,822,011
  (Acquired 1/04/99; Cost $395,263) (b)                                         400,000      4.90      4/01/99         398,312
UBS Finance, Inc.                                                             4,700,000      4.81      6/07/99       4,638,459
                                                                              6,000,000      4.82      7/13/99       5,892,353
                                                                             10,000,000      4.99      3/31/99       9,958,417
USAA Capital Corporation                                                      5,000,000      4.80      3/18/99       4,988,667
                                                                             19,700,000      4.82      4/20/99      19,568,119
Unifunding, Inc.                                                             14,100,000      4.80      4/14/99      14,017,280
Variable Funding Capital Corporation:
  (Acquired 1/15/99; Cost $9,633,244) (b)                                     9,750,000      4.79      4/15/99       9,691,622
  (Acquired 1/25/99; Cost $5,571,568) (b)                                     5,640,000      4.80      4/26/99       5,597,888
  (Acquired 1/27/99; Cost $1,579,930) (b)                                     1,587,000      4.86      3/01/99       1,587,000
Vattenfall Treasury, Inc.                                                    21,900,000      4.82      6/16/99      21,586,258
Washington Post Company  (Acquired 10/05/98; Cost $1,956,550) (b)             2,000,000      4.95      3/12/99       1,996,975
West Baton Rouge Parish, Louisiana:
  (Acquired 1/06/99; Cost $9,800,000) (b)                                     9,800,000      4.92      5/14/99       9,800,000
  (Acquired 2/17/99; Cost $5,950,000) (b)                                     5,950,000      4.92      6/10/99       5,950,000
Westpac Capital Corporation                                                  18,900,000      4.78      7/12/99      18,566,237
Whiting, Indiana Industrial Sewage and Solid Waste Disposal Revenue           5,000,000      4.91      5/12/99       5,000,000
Windmill Funding Corporation:
  (Acquired 1/22/99; Cost $14,305,919) (b)                                   14,482,000      4.81      4/23/99      14,379,447
  (Acquired 1/29/99; Cost $5,962,087) (b)                                     6,000,000      4.84      3/17/99       5,987,093
Wood Street Funding Corporation:
  (Acquired 1/29/99; Cost $2,928,583) (b)                                     2,950,000      4.84      3/24/99       2,940,878
  (Acquired 1/11/99; Cost $11,345,389) (b)                                   11,500,000      4.84      4/21/99      11,421,148
  (Acquired 1/14/99; Cost $3,101,030) (b)                                     3,128,000      4.85      3/19/99       3,120,415
Xerox Credit Corporation                                                     15,000,000      5.33      3/03/99      14,995,558
                                                                             13,100,000      5.34      3/05/99      13,092,227

                                                                                                                           39


SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                            FEBRUARY 28, 1999
--------------------------------------------------------------------------------------------------------------------------------
================================================================================================================================
                                               STRONG MONEY MARKET FUND (continued)
================================================================================================================================
                                                                             Principal     Yield to    Maturity    Amortized
                                                                               Amount      Maturity    Date (d)   Cost (Note 2)
--------------------------------------------------------------------------------------------------------------------------------
Yale University                                                             $ 1,575,000      4.82%     5/13/99  $    1,559,606
Yorkshire Building Society                                                    4,600,000      4.86      4/06/99       4,577,644
                                                                             12,750,000      4.97      3/02/99      12,748,239
--------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper                                                                                           1,616,435,023
--------------------------------------------------------------------------------------------------------------------------------
Corporate Obligations 1.3%
General Motors Acceptance Corporation Medium-Term Notes, 6.625%               3,000,000      6.63      7/07/99       3,015,360
Wachovia Bank NA Short-Term Bank Notes, 4.84%                                22,900,000      4.84      7/14/99      22,900,000
--------------------------------------------------------------------------------------------------------------------------------
Total Corporate Obligations                                                                                         25,915,360
--------------------------------------------------------------------------------------------------------------------------------
Taxable Variable Rate Put Bonds 7.0%
Alabama State IDA - S-Tool Project                                            6,500,000      5.00      3/04/99       6,500,000
Aurora, Kane & DuPage Counties, Illinois IDR                                  1,400,000      5.00      3/04/99       1,400,000
Botsford General Hospital Revenue                                             4,400,000      4.95      3/01/99       4,400,000
Chattanooga, Tennessee IDB Revenue - Radisson Read Project                    3,660,000      5.66      3/04/99       3,660,000
Community Health Systems, Inc.                                                3,200,000      5.05      3/03/99       3,200,000
Concrete Company                                                              2,365,000      5.00      3/04/99       2,365,000
Health Midwest Ventures Group, Inc.                                           8,050,000      4.95      3/03/99       8,050,000
Illinois Housing Development Revenue                                         14,345,000      5.04      3/01/99      14,345,000
KinderCare Learning Centers, Inc.                                             4,000,000      5.00      3/03/99       4,000,000
Kings Glen Apartments LLC                                                     3,325,000      5.00      3/04/99       3,325,000
Mississippi Business Finance Corporation IDR - GE Plastics Project            2,500,000      4.92      3/01/99       2,500,000
Mississippi Business Finance Corporation IDR - Morton International, Inc.    14,500,000      5.04      3/01/99      14,500,000
Montgomery County, Pennsylvania IDA Revenue                                   3,165,000      5.00      3/03/99       3,165,000
New Jersey EDA EDR - MSNBC/CNBC                                               8,600,000      4.92      3/01/99       8,600,000
New Jersey Sports & Exposition Authority Sports Complex
  Subordinated Refunding Revenue                                             21,275,000      5.04      3/01/99      21,275,000
Northchase Apartments LLC                                                     5,800,000      5.00      3/04/99       5,800,000
Radiation Oncology Partners LLP                                               2,915,000      5.00      3/04/99       2,915,000
South Carolina Jobs - EDA Health Facilities Revenue                           3,000,000      5.46      3/04/99       3,000,000
Stanislaus County, California Pension Obligations                             9,655,000      5.04      3/01/99       9,655,000
Thayer Properties LLC                                                         3,455,000      5.00      3/04/99       3,455,000
Tifton Mall, Inc.                                                             3,800,000      5.00      3/04/99       3,800,000
Virginia HDA MFHR                                                             1,980,000      5.04      3/01/99       1,980,000
WLB LLC                                                                       2,000,000      5.00      3/04/99       2,000,000
--------------------------------------------------------------------------------------------------------------------------------
Total Taxable Variable Rate Put Bonds                                                                              133,890,000
--------------------------------------------------------------------------------------------------------------------------------
United States Government and Agency Issues 9.0%
Federal Home Loan Bank Notes:
  5.00%, Due 1/28/00                                                         20,000,000      5.00      1/28/00      20,000,000
  5.00%, Due 2/24/00                                                          7,000,000      5.00      2/24/00       6,998,619
  5.00%, Due 10/27/99                                                        27,575,000      5.01     10/27/99      27,573,187
  5.03%, Due 10/29/99                                                        23,500,000      5.03     10/29/99      23,500,000
  5.05%, Due 2/25/00                                                         23,000,000      5.05      2/25/00      23,000,000
  5.08%, Due 3/03/00 (f)                                                     18,500,000      5.08      3/03/00      18,500,000
  5.10%, Due 3/08/00 (f)                                                     18,500,000      5.10      3/08/00      18,500,000
  5.14%, Due 3/08/00 (f)                                                     18,200,000      5.14      3/08/00      18,200,000
Federal National Mortgage Association Medium-Term Notes, 5.04%, Due 2/23/00  17,000,000      5.04      2/23/00      17,003,177
--------------------------------------------------------------------------------------------------------------------------------
Total United States Government and Agency Issues                                                                   173,274,983
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Total Investment in Securities 103.0%                                                                            1,983,258,595
Other Assets and Liabilities, Net (3.0%)                                                                           (57,069,252)
--------------------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                               $1,926,189,343
================================================================================================================================

40



--------------------------------------------------------------------------------------------------------------------------------
================================================================================================================================
                                                STRONG MUNICIPAL MONEY MARKET FUND
================================================================================================================================
                                                                             Principal     Yield to    Maturity    Amortized
                                                                               Amount      Maturity    Date (d)   Cost (Note 2)
--------------------------------------------------------------------------------------------------------------------------------
Municipal Bonds 13.8%
ARIZONA 0.1%
Phoenix, Arizona 4.20% IDA MFHR - Roosevelt Historic Redevelopment Project  $ 2,600,000      4.20%     6/01/99    $  2,600,000

ARKANSAS 0.3%
Pulaski County, Arkansas 4.125% Public Facilities Board MFHR -
  Little Rock Residential Project                                             7,250,000      4.13      4/01/99       7,250,000

CALIFORNIA 1.4%
Humbolt County, California 4.375% TRAN                                       17,000,000      4.01      7/07/99      17,021,461
Montebello, California 4.05% TRAN                                             4,900,000      4.00      6/30/99       4,900,766
Municipal Tax-Exempt 3.10% Trust Certificates                                 7,500,000      3.15      2/07/00       7,496,856
                                                                                                                  ------------
                                                                                                                    29,419,083
CONNECTICUT 0.3%
Connecticut Resources Recovery Authority Resources Recovery Revenue-
  American Refunding Fuel Project (e)                                         6,750,000      3.90     11/15/99       6,745,213

ILLINOIS 2.4%
Lakemoor, Illinois MFMR Mortgage - Lakemoor Apartments Project (e)           50,000,000      4.55      2/24/00      50,000,000

KENTUCKY 4.2%
Kentucky Governmental Agencies Cash Flow Borrowing Program COP 4.40% TRAN    88,538,995      4.01      6/30/99      88,651,719

MINNESOTA 0.4%
Oak Park Heights, Minnesota Elderly Housing Revenue -
  Boutwells Landing Project (e)                                               8,000,000      4.46      4/19/99       8,008,410

NEW MEXICO 0.1%
Sante Fe County, New Mexico MFHR - Villa Grande Apartments Project (e)        3,000,000      4.00      8/01/99       3,000,000

NEW YORK 1.1%
Hempstead, New York IDA Resource Recovery Revenue - Browning Ferris
  Industries Credit Corporation Project (e)                                  10,060,000      4.00     12/01/99      10,015,290
Syracuse, New York 4.50% RAN                                                 13,200,000      4.01      6/30/99      13,221,147
                                                                                                                  ------------
                                                                                                                    23,236,437
OKLAHOMA 0.4%
Oklahoma County, Oklahoma 10.25% Industrial Authority Revenue - Epworth
  Villa Project (Pre-Refunding at $102 on 4/01/99)                            2,860,000      3.68      4/01/99       2,880,941
Washington County, Oklahoma 8.50% Medical Authority Hospital Revenue -
  Jane Phillips Episcopal Hospital Project (Pre-Refunding at $102 on 5/01/99) 4,965,000      2.63      5/01/99       5,019,157
                                                                                                                  ------------
                                                                                                                     7,900,098
MULTIPLE STATES 3.1%
USBI Trust Pass-Thru Certificates:
  Series 1998-C (e)                                                          29,315,000      4.00      9/01/99      29,315,000
  Series 1998-D (e)                                                          34,750,000      4.25     12/01/99      34,750,000
                                                                                                                  ------------
                                                                                                                    64,065,000
------------------------------------------------------------------------------------------------------------------------------
Total Municipal Bonds                                                                                              290,875,960
------------------------------------------------------------------------------------------------------------------------------

Municipal Commercial Paper 1.7%
KENTUCKY 0.6%
Maysville, Kentucky Solid Waste Disposal Facilities Revenue -
  Inland Container Corporation Project                                       12,000,000      3.90      4/14/99      12,000,000

TEXAS 1.1%
Angelina and Neches River Authority PCR - Temple-Inland Forest
  Products Corporation Project                                                2,600,000      3.90      4/14/99       2,600,000
Angelina and Neches River Authority Solid Waste Disposal Revenue -
  Temple Eastex, Inc. Project                                                 5,550,000      3.90      4/14/99       5,550,000
Port Development Corporation Marine Terminal Transportation Revenue -
  Mitsui & Company USA, Inc. Project                                         15,100,000      4.25      3/04/99      15,100,000
                                                                                                                  ------------
                                                                                                                    23,250,000
------------------------------------------------------------------------------------------------------------------------------
Total Municipal Commercial Paper                                                                                    35,250,000
------------------------------------------------------------------------------------------------------------------------------
Annual Variable Rate Put Bonds 3.9%
ALABAMA 0.5%
Mobile, Alabama IDB Solid Waste Disposal Revenue -
  International Paper Company Project                                         8,400,000      3.85      3/01/00       8,400,000
Selma, Alabama IDB Solid Waste Disposal Revenue -
  International Paper Company Project                                         2,900,000      4.20      9/01/99       2,900,000
                                                                                                                  ------------
                                                                                                                    11,300,000

                                                                                                                           41


SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                            FEBRUARY 28, 1999
--------------------------------------------------------------------------------------------------------------------------------
================================================================================================================================
                                           STRONG MUNICIPAL MONEY MARKET FUND (continued)
================================================================================================================================
                                                                             Principal     Yield to    Maturity    Amortized
                                                                               Amount      Maturity    Date (d)   Cost (Note 2)
--------------------------------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA 0.6%
District of Columbia Supplemental Student Loan Revenue -
  The Consern Loan Program                                                  $11,800,000      4.50%     7/01/99     $11,800,000

MAINE 0.2%
Jay, Maine Solid Waste Disposal Revenue - International
  Paper Company Project                                                       3,575,000      4.20      9/01/99       3,575,000

MASSACHUSETTS 0.4%
Municipal Securities Trust Class A Certificates - Series 9                    8,720,000      4.00      5/05/99       8,720,000

MISSISSIPPI 0.1%
Jones County, Mississippi Solid Waste Disposal Revenue -
  International Paper Company Project                                         2,900,000      4.20      9/01/99       2,900,000

PUERTO RICO 0.6%
Puerto Rico Industrial, Medical and Environmental PCFA Revenue -
  Union Carbide Corporation Project                                          12,955,000      4.25      3/15/99      12,955,000

SOUTH CAROLINA 0.5%
Georgetown County, South Carolina PCR - International Paper Company Project  10,000,000      4.10      9/01/99      10,000,000

TENNESSEE 0.3%
Brownsville, Tennessee IDB IDR - Dynametal Technologies, Inc. Project         7,000,000      4.20      6/01/99       7,000,000

TEXAS 0.3%
Brazos River Authority Collateralized PCR Refunding - Texas Utilities
  Electric Company Project                                                    6,655,000      4.19      6/18/99       6,654,133

MULTIPLE STATES 0.4%
Eastern States Tax-Exempt Mortgage Bond Trust                                 4,575,000      5.19      3/01/00       4,575,000
Puttable Floating Option Tax-Exempt Receipts, Series PPT-7                    2,600,000      3.90      3/11/99       2,600,000
                                                                                                                   -----------
                                                                                                                     7,175,000
------------------------------------------------------------------------------------------------------------------------------
Total Annual Variable Rate Put Bonds                                                                                82,079,133
------------------------------------------------------------------------------------------------------------------------------

Semi-Annual Variable Rate Put Bonds 0.4%
KENTUCKY 0.4%
Scottsville, Kentucky IDR - Sumitomo Electric Wiring Systems, Inc. Project    8,000,000      4.75      5/01/99       8,000,000

WISCONSIN 0.0%
Milwaukee, Wisconsin IDR - Wayne C. Oldenburg Project                           525,000      4.25      8/01/99         525,000
------------------------------------------------------------------------------------------------------------------------------
Total Semi-Annual Variable Rate Put Bonds                                                                            8,525,000
------------------------------------------------------------------------------------------------------------------------------

Quarterly Variable Rate Put Bonds 1.0%
MINNESOTA 0.2%
Minneapolis, Minnesota Revenue - Minneapolis Institute of the Arts Project    4,825,000      3.63      4/01/99       4,825,000

OKLAHOMA 0.8%
Oklahoma County, Oklahoma Industrial Authority Revenue Refunding -  Baptist
  General Convention of the State of Oklahoma Retirement Center Project      17,100,000      4.50      3/01/99      17,100,000
------------------------------------------------------------------------------------------------------------------------------
Total Quarterly Variable Rate Put Bonds                                                                             21,925,000
------------------------------------------------------------------------------------------------------------------------------

Monthly Variable Rate Put Bonds 1.0%
ARKANSAS 0.2%
Jacksonville, Arkansas Revenue - Regal Ware, Inc. Project                     4,000,000      3.40      4/01/99       4,000,000

ILLINOIS 0.1%
Green Leaf Ventures, Inc. Tax-Exempt Bond Grantor Trust                       2,000,000      4.55      4/01/99       2,000,000

MARYLAND 0.3%
Prince George's County, Maryland EDR Refunding -
  Capital View II LP Facility                                                 6,380,000      4.45      4/01/99       6,380,000

OHIO 0.1%
Blue Bell Tax-Exempt Bond Grantor Trust                                       1,712,705      4.30      4/01/99       1,712,705

MULTIPLE STATES 0.3%
GAF Corporation Tax-Exempt Bond Grantor Trust                                 4,300,000      4.00      4/01/99       4,300,000
Johnson Controls, Inc. Tax-Exempt Bond Grantor Trust                          2,345,000      4.50      4/01/99       2,345,000
                                                                                                                   -----------
                                                                                                                     6,645,000
------------------------------------------------------------------------------------------------------------------------------
Total Monthly Variable Rate Put Bonds                                                                               20,737,705
------------------------------------------------------------------------------------------------------------------------------

42


--------------------------------------------------------------------------------------------------------------------------------
================================================================================================================================
                                           STRONG MUNICIPAL MONEY MARKET FUND (continued)
================================================================================================================================
                                                                             Principal     Yield to    Maturity    Amortized
                                                                               Amount      Maturity    Date (d)   Cost (Note 2)
--------------------------------------------------------------------------------------------------------------------------------
Weekly Variable Rate Put Bonds 71.4%
ALABAMA 2.1%
Alabama IDA IDR:
  Research Genetics, Inc. Project                                           $ 2,880,000      3.40%     3/08/99    $  2,880,000
  Whitesell Project                                                           4,650,000      3.40      3/08/99       4,650,000
Athens, Alabama IDB Revenue - Coilplus-Alabama, Inc. Project                  8,000,000      3.40      3/08/99       8,000,000
Birmingham, Alabama Baptist Medical Center Special Care Facilities Financing
  Authority Revenue - Methodist Home for the Aging Project                   11,440,000      3.35      3/08/99      11,440,000
Bridgeport, Alabama IDB IDR - Beaulieu Nylon, Inc. Project                   10,000,000      3.70      3/08/99      10,000,000
Madison County, Alabama MFHR Refunding:
  Autumn Wood Project                                                         2,840,000      3.45      3/08/99       2,840,000
  Pinehurst Project                                                           1,190,000      3.45      3/08/99       1,190,000
Montgomery, Alabama IDB IDR - Asphalt Contractors, Inc. Project               1,200,000      3.40      3/08/99       1,200,000
Pell, Alabama IDB IDR - Kinder/Gorbel Project                                 1,785,000      3.30      3/08/99       1,785,000
                                                                                                                  ------------
                                                                                                                    43,985,000
ARIZONA 0.9%
Chandler, Arizona IDA MFHR - Greentree Place Apartments Project               6,390,000      5.43      3/08/99       6,390,000
Chandler, Arizona Street and Highway User Revenue -
  Municipal Securities Trust                                                  1,000,000      3.20      3/08/99       1,000,000
Glendale, Arizona Union High School District Number 205 -
  Municipal Securities Trust                                                  2,600,000      3.20      3/08/99       2,600,000
Maricopa County, Arizona Union High School District Number 93,
  Cave Creek - Municipal Securities Trust                                     1,500,000      3.20      3/08/99       1,500,000
Peoria, Arizona Municipal Development Authority, Inc. Municipal
  Facilities Revenue - Municipal Securities Trust                             2,750,000      3.20      3/08/99       2,750,000
Pima County, Arizona United School District Number 1, Tucson -
  Municipal Securities Trust                                                  3,000,000      3.20      3/08/99       3,000,000
Scottsdale, Arizona IDA Hospital Revenue - Municipal Securities Trust         1,250,000      3.20      3/08/99       1,250,000
                                                                                                                  ------------
                                                                                                                    18,490,000
ARKANSAS 0.3%
Hope, Arkansas IDR - Champion Parts, Inc. Project                             1,100,000      3.20      3/08/99       1,100,000
Searcy, Arkansas IDR - Yarnell Ice Cream Company, Inc. Project                2,600,000      3.15      3/08/99       2,600,000
Trumann, Arkansas IDR - Roach Manufacturing Corporation Project               2,000,000      3.15      3/08/99       2,000,000
                                                                                                                  ------------
                                                                                                                     5,700,000
CALIFORNIA 7.1%
California PCFA PCR Resource Recovery - Wadham Energy Project:
  Series B                                                                   11,695,000      3.45      3/08/99      11,695,000
  Series C                                                                    5,200,000      3.45      3/08/99       5,200,000
Glenn, California IDA IDR - Land O' Lakes, Inc. Project                       1,900,000      3.25      3/08/99       1,900,000
Los Angeles, California Community Redevelopment Agency MFHR Trusts           11,000,000      3.25      3/08/99      11,000,000
Los Angeles, California MFHR - Oakwood Apartments Project                     3,000,000      4.30      3/08/99       3,000,000
Los Angeles County, California IDA IDR - Goldberg & Solovy
  Foods, Inc. Project                                                         2,825,000      4.65      3/08/99       2,825,000
Macon Trust Pooled Certificates                                              77,405,000      3.17      3/08/99      77,405,000
Ontario, California IDA IDR - P & S Development Project                       2,650,000      3.85      3/08/99       2,650,000
Ontario, California MFMR Redevelopment Agency - Mission Oaks Project          7,770,000      3.55      3/08/99       7,770,000
Oxnard, California IDA IDR - O.G. Dehydrated, Inc. Project                    3,050,000      3.32      3/08/99       3,050,000
Paramount, California Housing Authority MFHR Refunding -
  Century Place Apartments Project                                            8,500,000      3.59      3/08/99       8,500,000
San Bernardino County, California COP - 1992 Justice Center/Airport
  Improvements Refunding Project                                              1,960,000      3.55      3/08/99       1,960,000
Yolo County, California MFHR - Primero Grove Student Apartments Project      11,715,000      3.30      3/08/99      11,715,000
                                                                                                                  ------------
                                                                                                                   148,670,000
COLORADO 1.0%
Aurora, Colorado IDR - Optima Batteries, Inc. Project                         3,430,000      3.25      3/08/99       3,430,000
Colorado Agricultural Development Authority IDR -
  Royal Crest Dairy, Inc. Project                                             6,000,000      3.25      3/08/99       5,998,800
Colorado HFA EDR - NTA Leasing Company Project                                2,100,000      3.45      3/08/99       2,100,000
Jefferson County, Colorado IDR - Accutronics, Inc. Project                    2,175,000      3.45      3/08/99       2,175,000
Lakewood, Colorado IDR - Verden Associates-Holiday Inn Project                2,950,000      3.50      3/08/99       2,950,000
Westminster, Colorado IDR - Lifecare International Project                    4,400,000      3.35      3/08/99       4,400,000
                                                                                                                  ------------
                                                                                                                    21,053,800
DELAWARE 4.1%
Delaware EDA Industrial Revenue - Orient Chemical Corporation Project         3,500,000      4.15      3/08/99       3,500,000
Delaware EDA Revenue - Hospital Billing Project                              82,000,000      3.05      3/08/99      82,000,000
                                                                                                                  ------------
                                                                                                                    85,500,000
FLORIDA 1.5%
Bay County, Florida Revenue - Methodist Homes Project                         3,765,000      3.35      3/08/99       3,765,000
Brevard County, Florida IDR - US Space Camp Foundation Project                3,540,000      3.35      3/08/99       3,540,000
Broward County, Florida HFA MFHR - Sawgrass Pines Apartments Project         12,000,000      3.75      3/08/99      12,000,000
Dade County, Florida IDA IDR - Engelhard/ICC Project                          8,500,000      3.50      3/08/99       8,500,000
Ithaka Partners II Trust Certificates                                         4,317,077      3.35      3/08/99       4,317,077
                                                                                                                  ------------
                                                                                                                    32,122,077

                                                                                                                          43


SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                            FEBRUARY 28, 1999
--------------------------------------------------------------------------------------------------------------------------------
================================================================================================================================
                                           STRONG MUNICIPAL MONEY MARKET FUND (continued)
================================================================================================================================
                                                                             Principal     Yield to    Maturity    Amortized
                                                                               Amount      Maturity    Date (d)   Cost (Note 2)
--------------------------------------------------------------------------------------------------------------------------------
GEORGIA 1.6%
Bremen, Georgia Development Authority IDR - HL-A Company, Inc. Project      $ 9,000,000      4.25%     3/08/99     $ 9,000,000
Cherokee County, Georgia IDA Revenue - Piolax Corporation Project             7,000,000      4.45      3/08/99       7,000,000
Fulton County, Georgia Development Authority IDR - STO Corporation Project    3,200,000      3.35      3/08/99       3,200,000
Lee County, Georgia Development Authority Revenue -
  Woodgrain Millwork, Inc. Project                                            6,000,000      3.45      3/08/99       6,000,000
Newton County, Georgia IDA IDR - Komatsu Forklift USA, Inc. Project           7,500,000      4.35      3/08/99       7,500,000
Savannah, Georgia EDA IDR - Savannah Steel & Metal Company Project            1,405,000      3.35      3/08/99       1,405,000
                                                                                                                   -----------
                                                                                                                    34,105,000
HAWAII 0.5%
Hawaii Housing Finance and Development Corporation Rental Housing
  System Revenue                                                             11,000,000      4.40      3/08/99      11,000,000

ILLINOIS 2.6%
Arlington Heights, Illinois MFHR Refunding - Dunton Tower Apartments Project  7,050,000      3.85      3/08/99       7,050,000
Carol Stream, Illinois IDR - MI Enterprises Project                           2,450,000      3.25      3/08/99       2,450,000
Hazel Crest, Illinois Retirement Center Revenue - Waterford Estates Project   2,890,000      4.15      3/08/99       2,890,000
Hazel Crest, Illinois Retirement Center Revenue - Waterford Estates Project     735,000      4.15      3/08/99         735,000
Illinois DFA IDR:
  Homak Manufacturing Company, Inc. Project                                   6,155,000      3.25      3/08/99       6,155,000
  Icon Metalcraft, Inc. Project                                               2,620,000      3.25      3/08/99       2,620,000
Lakemoor, Illinois MFHR - Lakemoor Apartments Project:
  Series A                                                                    4,595,486      3.25      3/08/99       4,595,486
  Series C                                                                   25,000,000      3.25      3/08/99      25,000,000
Springfield, Illinois Airport Authority - Allied-Signal, Inc. Project         4,375,000      3.50      3/08/99       4,375,000
                                                                                                                   -----------
                                                                                                                    55,870,486
INDIANA 0.3%
Ashley, Indiana EDR - Trin, Inc. Project                                      4,000,000      4.25      3/08/99       4,000,000
Brownsburg, Indiana EDR - Zanetis Enterprises Project                         3,000,000      3.30      3/08/99       3,000,000
                                                                                                                   -----------
                                                                                                                     7,000,000
IOWA 0.8%
Cedar Rapids, Iowa IDR Refunding First Program - Columbus McKinnon
  Corporation Project                                                           825,000      3.75      3/08/99         825,000
Indianola, Iowa Health Care Facility Revenue Refunding -
  The Village Project                                                         5,690,000      3.20      3/08/99       5,690,000
Iowa Finance Authority IDR - First Cooperative Association Project            3,500,000      3.15      3/08/99       3,500,000
West Des Moines, Iowa Revenue - Woodgrain Millwork, Inc. Project              6,700,000      3.45      3/08/99       6,700,000
                                                                                                                   -----------
                                                                                                                    16,715,000
KANSAS 0.9%
Kansas City, Kansas Private Activity Revenue -
  Ex-L-Tube of Kansas, Inc. Project                                           4,521,000      3.35      3/08/99       4,521,000
Kansas DFA MFHR - Trails of Garden City and Cottonwood of Liberal Projects    4,740,000      3.35      3/08/99       4,740,000
Lawrence, Kansas IDR - Prosoco Project                                        5,800,000      3.25      3/08/99       5,800,000
Osage City, Kansas Industrial Revenue - Marley Continental
  Homes of Kansas Project                                                     4,800,000      3.28      3/08/99       4,800,000
                                                                                                                   -----------
                                                                                                                    19,861,000
KENTUCKY 1.0%
Daviess County, Kentucky MFHR Refunding - Park Regency Apartments Project     4,155,000      3.25      3/08/99       4,155,000
Hancock County, Kentucky Solid Waste Disposal Revenue - NSA, Ltd. Project     7,815,000      3.20      3/08/99       7,815,000
Somerset, Kentucky IBR - Tibbals Flooring Company Project                    10,000,000      4.17      3/08/99      10,000,000
                                                                                                                   -----------
                                                                                                                    21,970,000
LOUISIANA 0.9%
New Orleans, Louisiana Aviation Board Revenue - Passenger
  Facility Charge Project                                                    18,760,000      3.25      3/08/99      18,760,000

MARYLAND 0.8%
Howard County, Maryland MFHR                                                 10,827,000      3.32      3/08/99      10,827,000
Washington County, Maryland EDR - Tandy Project                               5,100,000      4.00      3/08/99       5,100,000
                                                                                                                   -----------
                                                                                                                    15,927,000
MASSACHUSETTS 0.4
Massachusetts Industrial Finance Agency IDR - Portland Causeway Realty Trust  2,600,000      4.13      3/08/99       2,600,000
Salem, Massachusetts IDFA IDR - Applied Extrusion Technologies, Inc. Project  6,500,000      4.13      3/08/99       6,500,000
                                                                                                                   -----------
                                                                                                                     9,100,000
MICHIGAN 0.1%
Lansing, Michigan Limited Obligation EDC IDR - Ashland Oil, Inc. Project      1,400,000      4.96      3/08/99       1,400,000

MINNESOTA 0.3%
Farmington, Minnesota IDR - WFW Ventures LLC Project                          1,950,000      3.14      3/08/99       1,950,000
New Brighton, Minnesota IDR - Donatelle Holdings Project                      3,325,000      3.35      3/08/99       3,325,000
Princeton, Minnesota IDR - Plastic Products Company, Inc. Project             1,200,000      3.35      3/08/99       1,200,000
                                                                                                                   -----------
                                                                                                                     6,475,000

44


--------------------------------------------------------------------------------------------------------------------------------
================================================================================================================================
                                           STRONG MUNICIPAL MONEY MARKET FUND (continued)
================================================================================================================================
                                                                             Principal     Yield to    Maturity    Amortized
                                                                               Amount      Maturity    Date (d)   Cost (Note 2)
--------------------------------------------------------------------------------------------------------------------------------
MISSISSIPPI 0.2%
Mississippi Business Finance Corporation IDR:
  American Metal Sales, Inc. Project                                        $ 3,700,000      3.60%     3/08/99     $ 3,700,000
  Barclay Furniture Company Project                                           1,300,000      3.30      3/08/99       1,300,000
                                                                                                                   -----------
                                                                                                                     5,000,000
MISSOURI 3.7%
Berkeley, Missouri IDA Exempt Facility Revenue - St. Louis
  Air Cargo Services, Inc. Project                                           12,700,000      4.25      3/08/99      12,700,000
Kansas City, Missouri IDA Facilities Revenue - KC Air Cargo Service Project   7,200,000      4.25      3/08/99       7,200,000
Missouri Development Finance Board IDR - MFA, Inc. Project:
  Series A                                                                    1,990,000      3.15      3/08/99       1,990,000
  Series B                                                                      765,000      3.15      3/08/99         765,000
Missouri Economic Development Export and Infrastructure Board Industrial
  Development:
  Series A                                                                   2,300,000      3.35      3/08/99       2,300,000
  Series D                                                                   2,745,000      3.35      3/08/99       2,745,000
St. Charles County, Missouri IDA IDR - Craftsmen Industries Project           6,195,000      3.22      3/08/99       6,195,000
St. Charles County, Missouri IDA IDR Refunding:
  Country Club Apartments Project                                            25,000,000      3.27      3/08/99      25,000,000
  Remington Apartments Project                                               12,700,000      3.77      3/08/99      12,700,000
St. Louis County, Missouri IDA MFHR - Black Forest Apartments Project         4,000,000      3.25      3/08/99       4,000,000
West Plains, Missouri IDA IDR - West Plains Manor Project                     2,200,000      4.50      3/08/99       2,200,000
                                                                                                                   -----------
                                                                                                                    77,795,000
NEBRASKA 0.6%
Douglas County, Nebraska IDR - QO Chemicals, Inc. Project                     3,500,000      4.40      3/08/99       3,500,000
Nebraska EFA Revenue - Educational Equipment and Improvement Project          9,735,000      4.55      3/08/99       9,735,000
                                                                                                                   -----------
                                                                                                                    13,235,000
NEVADA 0.3%
Clark County, Nevada IDR                                                      6,495,000      3.07      3/08/99       6,495,000

NEW HAMPSHIRE 0.5%
New Hampshire HFA SFHR                                                        5,600,000      3.02      3/08/99       5,600,000
New Hampshire IDA Industrial Facility Revenue - Ferrofluidics
  Corporation-1984 Nashua Series Project                                      5,000,000      3.50      3/08/99       5,000,000
                                                                                                                   -----------
                                                                                                                    10,600,000
NEW JERSEY 0.1%
New Jersey EDA EDR - Hickory Industries, Inc. Project                         1,550,000      3.70      3/08/99       1,550,000

NEW MEXICO 1.2%
Bernalillo County, New Mexico Gross Receipts Tax Revenue                     12,125,000      3.22      3/08/99      12,125,000
Bernalillo County, New Mexico MFHR - Westwood Villas Project                 13,360,000      3.75      3/08/99      13,360,000
                                                                                                                   -----------
                                                                                                                    25,485,000
NEW YORK 1.4%
Erie County, New York IDA IDR - Niagara Envelope Company Project              3,000,000      3.40      3/08/99       3,000,000
Long Island, New York Power Authority Electric System Revenue                 4,175,000      3.04      3/08/99       4,175,000
Metropolitan Transportation Authority Commuter Facilities Revenue -
  Municipal Securities Trust Receipts                                        21,650,000      3.15      3/08/99      21,650,000
                                                                                                                   -----------
                                                                                                                    28,825,000
NORTH CAROLINA 1.6%
Alleghany County, North Carolina Industrial Facilities and PCFA IDR -
  Spring-Ford Knitting Company, Inc. Project                                  2,000,000      3.30      3/08/99       2,000,000
Buncombe County, North Carolina Industrial Facilities and PCFA Revenue -
  Rich Mount, Inc. Project                                                    4,400,000      4.05      3/08/99       4,400,000
Craven County, North Carolina Industrial Facilities and PCFA IDR -
  Wheatstone Corporation Project                                              3,800,000      3.35      3/08/99       3,800,000
Gaston County, North Carolina Industrial Facilities and PCFA IDR -
  Spring-Ford Knitting Company, Inc. Project                                  3,665,000      3.30      3/08/99       3,665,000
Hoke County, North Carolina Industrial Facilities and PCFA IDR -
  Triangle Building Supply, Inc. Project                                      2,375,000      3.35      3/08/99       2,375,000
Mecklenburg County, North Carolina Industrial Facilities and PCFA
  Industrial Revenue - Murata Wiedemann, Inc. Project                         5,300,000      4.35      3/08/99       5,300,000
North Carolina Agricultural Finance Authority Agricultural Development -
  J.E. Jones Lumber Company Project                                           1,800,000      3.40      3/08/99       1,800,000
North Carolina Ports Authority Exempt Facility Revenue - Jordan Lumber &
  Supply, Inc. Project                                                        4,550,000      3.40      3/08/99       4,550,000
Rutherford County, North Carolina Industrial Facilities and PCFA IDR -
  Spring-Ford Industries, Inc. Project                                        5,985,000      3.30      3/08/99       5,985,000
                                                                                                                   -----------
                                                                                                                    33,875,000
OHIO 0.7%
Butler County, Ohio MFHR Floating Rate Registered Trusts                      7,825,000      3.30      3/08/99       7,825,000
Cuyahoga County, Ohio IDR - Edge Seal Technologies, Inc. and One
  Industry Drive, Inc. Project                                                2,480,000      3.10      3/08/99       2,480,000
Gallia County, Ohio IDR - Harsco Corporation Project                          3,500,000      3.10      3/08/99       3,500,000
                                                                                                                   -----------
                                                                                                                    13,805,000

                                                                                                                           45


SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                            FEBRUARY 28, 1999
--------------------------------------------------------------------------------------------------------------------------------
================================================================================================================================
                                           STRONG MUNICIPAL MONEY MARKET FUND (continued)
================================================================================================================================
                                                                             Principal     Yield to    Maturity    Amortized
                                                                               Amount      Maturity    Date (d)   Cost (Note 2)
--------------------------------------------------------------------------------------------------------------------------------
OKLAHOMA 0.7%
Broken Arrow, Oklahoma EDA IDR - Paragon Films, Inc. Project                $ 7,030,000      3.28%     3/08/99     $ 7,030,000
Oklahoma, Oklahoma Industrial and Cultural Facilities Trust Revenue -
  Oklahoma City University Project                                            8,500,000      4.15      3/08/99       8,500,000
                                                                                                                   -----------
                                                                                                                    15,530,000
PENNSYLVANIA 1.7%
Allegheny County, Pennsylvania Hospital Development Authority Revenue -
  Allegheny General Hospital Project                                         16,900,000      3.95      3/08/99      16,900,000
Allegheny County, Pennsylvania Hospital Development Authority Revenue -
  Allegheny General Hospital Project                                         19,800,000      3.95      3/08/99      19,800,000
                                                                                                                   -----------
                                                                                                                    36,700,000
SOUTH CAROLINA 1.6%
Charleston County, South Carolina Industrial Revenue - Tandy
  Corporation Project                                                         1,000,000      4.65      3/08/99       1,000,000
Fairfield County, South Carolina Industrial Revenue - Fuji Copian
  Corporation Project                                                         9,000,000      4.35      3/08/99       9,000,000
Richland County, South Carolina IDR - Ashland Oil Project                     1,400,000      4.96      3/08/99       1,400,000
South Carolina Jobs EDA EDR:
  Carolina Cotton Works, Inc. Project                                         3,000,000      3.40      3/08/99       3,000,000
  Galvstar LLC Project                                                        2,650,000      3.40      3/08/99       2,650,000
  Glo-Tex Chemicals, Inc. Project                                             2,700,000      3.40      3/08/99       2,700,000
South Carolina Jobs EDA IDR:
  Quoizel, Inc. Project                                                       8,000,000      3.40      3/08/99       8,000,000
  Roller Bearing Company of America, Inc. Project                             5,000,000      3.82      3/08/99       5,000,000
                                                                                                                   -----------
                                                                                                                    32,750,000
SOUTH DAKOTA 3.0%
Aberdeen, South Dakota IDR - Lomar Development Company Project                  150,000      3.70      3/08/99         150,000
Brookings, South Dakota IDR - Lomar Development Company Project               2,080,000      3.70      3/08/99       2,080,000
South Dakota HDA Homeownership Mortgage                                       2,800,000      3.20      3/08/99       2,800,000
South Dakota HDA SFMR Draw Down Trust Indenture                              13,975,000      3.95      3/08/99      13,975,000
South Dakota HDA SFMR Draw Down Trust Indenture                              44,185,000      4.10      3/08/99      44,185,000
                                                                                                                   -----------
                                                                                                                    63,190,000
TENNESSEE 2.1%
Carter County, Tennessee IDB MFHR Refunding - Willow Run Apartments Project   6,675,000      3.25      3/08/99       6,675,000
Dover, Tennessee IDB Revenue - Nashville Wire Products Manufacturing
  Company Project                                                             3,000,000      3.25      3/08/99       3,000,000
Hamilton County, Tennessee IDB IDR - Hamilton Plastics, Inc. Project          3,750,000      3.25      3/08/99       3,750,000
Hamilton County, Tennessee IDB MFHR - The Waterford Place Apartments Project  9,600,000      3.37      3/08/99       9,600,000
Jackson, Tennessee Health, Educational and Housing Facility Board
  Multi-Family Revenue - Park Ridge Apartments Project                        5,000,000      3.60      3/08/99       5,000,000
Knox County, Tennessee Health, Educational and Housing Facilities Board
  Revenue - Holston Long Term Care Project                                    4,100,000      3.10      3/08/99       4,100,000
Memphis, Tennessee Center City Revenue Finance Corporation MFHR               7,420,000      3.02      3/08/99       7,420,000
Montgomery County, Tennessee IDB IDR - Nashville Wire Products Project        4,000,000      3.25      3/08/99       4,000,000
                                                                                                                   -----------
                                                                                                                    43,545,000
TEXAS 3.2%
Austin County, Texas IDC IDR - Gulf States Toyota, Inc. Project               4,000,000      3.24      3/08/99       4,000,000
Azle, Texas IDA IDR - Tandy Corporation Project                               3,000,000      4.01      3/08/99       3,000,000
Brazos River Authority Revenue Trusts                                        14,175,000      3.10      3/08/99      14,175,000
Deer Park, Texas Port Development Corporation IDR - Ashland Oil, Inc.
  Project                                                                     4,700,000      4.96      3/08/99       4,700,000
Grand Prairie, Texas IDA IDR - Precision/API Ketema Project                   3,100,000      3.50      3/08/99       3,100,000
Harris County, Texas IDC IDR - National Bedding Company Project               3,000,000      3.40      3/08/99       3,000,000
Longview, Texas Industrial Corporation IDR - Longview Guest Inn Project       2,200,000      3.25      3/08/99       2,200,000
Montgomery County, Texas IDC IDR - Porous Media, Ltd. Project                 3,300,000      3.45      3/08/99       3,300,000
Robstown, Texas IDC IDR - Concrete Pipe and Products Company, Inc. Project    2,000,000      3.30      3/08/99       2,000,000
Tarrant County, Texas Health Facilities Development Corporation Health
  Systems Revenue                                                             9,995,000      3.43      3/08/99       9,994,581
Texas Municipal Securities Trust Receipts                                    10,270,000      3.10      3/08/99      10,270,000
Waco, Texas IDC IDR - Chad A. Greif Trust Project                             7,000,000      3.25      3/08/99       7,000,000
                                                                                                                   -----------
                                                                                                                    66,739,581
VIRGINIA 0.3%
Richmond, Virginia Redevelopment and Housing Authority Tobacco Row Revenue    7,000,000      3.15      3/08/99       7,000,000

WASHINGTON 0.3%
Pierce County, Washington EDC - Brown & Haley Project                         1,560,000      4.25      3/08/99       1,560,000
Port Moses Lake, Washington Public Corporation Industrial Revenue - Basic
  American Foods Project                                                      4,200,000      3.50      3/08/99       4,200,000
                                                                                                                   -----------
                                                                                                                     5,760,000
WEST VIRGINIA 0.3%
Braxton County, West Virginia Solid Waste Disposal Revenue Refunding -
  Weyerhaeuser Company Project                                                7,000,000      3.20      3/08/99       7,000,000

46


--------------------------------------------------------------------------------------------------------------------------------
================================================================================================================================
                                           STRONG MUNICIPAL MONEY MARKET FUND (continued)
================================================================================================================================
                                                                             Principal     Yield to    Maturity    Amortized
                                                                               Amount      Maturity    Date (d)   Cost (Note 2)
--------------------------------------------------------------------------------------------------------------------------------
WISCONSIN 1.1%
Ashwaubenon, Wisconsin IDR - Pioneer Metal Finishing, Inc. Project          $ 1,615,000      3.60%     3/08/99  $    1,615,000
Columbus, Wisconsin IDR - Maysteel Corporation Project                        2,000,000      3.40      3/08/99       2,000,000
Combined Locks, Wisconsin IDR - Appleton Papers, Inc. Project                 4,300,000      3.20      3/08/99       4,300,000
De Pere, Wisconsin IDR - Cleaning Systems, Inc. Project                       3,875,000      3.20      3/08/99       3,875,000
Milwaukee, Wisconsin Redevelopment Authority Development Revenue -
  Washington Square Phase III Project                                         7,845,000      4.00      3/08/99       7,845,000
New London, Wisconsin IDR - Steel King Industries, Inc. Project               3,290,000      3.35      3/08/99       3,290,000
                                                                                                                --------------
                                                                                                                    22,925,000
WYOMING 0.3%
Campbell County, Wyoming IDR - Powder Basin Properties Project                6,005,000      3.35      3/08/99       6,005,000

MULTIPLE STATES 19.3%
Capital Realty Investments Tax-Exempt Fund, Ltd. Floating Rate Certificates:
  Series 1996-4                                                              38,770,000      3.26      3/08/99      38,770,000
  Series 1996-5                                                              27,135,000      3.21      3/08/99      27,135,000
Clipper Tax-Exempt Certificate Trusts                                        89,900,000      3.27      3/08/99      89,900,000
Clipper Tax-Exempt Trust COP                                                 28,000,000      3.27      3/08/99      28,000,000
Lehman Brothers, Inc. Floating Pooled Trust Receipts                         37,400,000      3.30      3/08/99      37,400,000
Puttable Floating Option Tax-Exempt Receipts:
  Series P-5                                                                 29,690,000      4.18      3/08/99      29,687,031
  Series PA 154                                                              27,169,000      3.32      3/08/99      27,169,000
  Series SG P-3                                                              42,000,000      3.15      3/08/99      42,000,000
  Series SG P-7                                                              85,500,000      3.20      3/08/99      85,499,650
                                                                                                                --------------
                                                                                                                   405,560,681
------------------------------------------------------------------------------------------------------------------------------
Total Weekly Variable Rate Put Bonds                                                                             1,503,074,625
------------------------------------------------------------------------------------------------------------------------------
Taxable Weekly Variable Rate Put Bonds 1.0%
VIRGINIA 1.0%
Virginia HDA Commonwealth Mortgage Revenue                                   20,000,000      4.94      3/08/99      20,000,000
------------------------------------------------------------------------------------------------------------------------------
Total Taxable Weekly Variable Rate Put Bonds                                                                        20,000,000
------------------------------------------------------------------------------------------------------------------------------
Daily Variable Rate Put Bonds 6.1%
ALABAMA 0.2%
Decatur, Alabama IDB Solid Waste Disposal Revenue - Amoco Chemical
  Company Project                                                             4,500,000      3.35      3/01/99       4,500,000

COLORADO 0.4%
Arapahoe County, Colorado MFHR Refunding - Stratford Station Project          8,455,000      4.00      3/01/99       8,455,000

DELAWARE 0.9%
Delaware EDA Revenue - Delmarva Power & Light Company Project                19,000,000      3.45      3/01/99      19,000,000

FLORIDA 0.2%
Jacksonville, Florida PCR - Florida Power & Light Company Project             4,000,000      3.15      3/01/99       4,000,000

IOWA 0.2%
Iowa Finance Authority Solid Waste Disposal Revenue - Cedar River Paper
  Company Project                                                             3,100,000      3.25      3/01/99       3,100,000

LOUISIANA 0.3%
Ascension Parish, Louisiana Revenue - BASF Corporation Project                7,000,000      3.25      3/01/99       7,000,000

NEW YORK 1.0%
New York, New York IDA IDR - Nippon Cargo Airlines Company Project           20,100,000      4.40      3/01/99      20,100,000

TEXAS 0.9%
Brazos River Authority PCR - Texas Utilities Electric Company Project         7,200,000      3.35      3/01/99       7,200,000
Gulf Coast Waste Disposal Authority Environmental Facilities Revenue -
  Amoco Oil Company Project                                                   4,600,000      3.35      3/01/99       4,600,000
Harris County, Texas IDC Solid Waste Disposal Revenue - Deer Park
  Refining LP                                                                 3,900,000      3.45      3/01/99       3,900,000
Port Corpus Christi, Texas IDC Environmental Facilities Revenue -
  Citco Petroleum Corporation Project                                         4,000,000      3.40      3/01/99       4,000,000
                                                                                                                --------------
                                                                                                                    19,700,000

                                                                                                                          47


SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                            FEBRUARY 28, 1999
--------------------------------------------------------------------------------------------------------------------------------
================================================================================================================================
                                           STRONG MUNICIPAL MONEY MARKET FUND (continued)
================================================================================================================================
                                                                             Principal     Yield to    Maturity    Amortized
                                                                               Amount      Maturity    Date (d)   Cost (Note 2)
--------------------------------------------------------------------------------------------------------------------------------
VIRGINIA 0.5%
Richmond Virginia IDA Revenue - Cogentrix of Richmond Project:
  Series A                                                                  $ 6,800,000      3.65      3/01/99  $    6,800,000
  Series B                                                                    3,500,000      3.65      3/01/99       3,500,000
                                                                                                                --------------
                                                                                                                    10,300,000
WYOMING 0.5%
Sweetwater County, Wyoming Environmental Improvement Revenue -
  PacifiCorp Project                                                         11,400,000      3.50      3/01/99      11,400,000

MULTIPLE STATES 1.0%
Puttable Floating Option Tax-Exempt Receipts:
  Series PPT-4                                                                9,060,000      3.40      3/01/99       9,060,000
  Series PPT-8                                                               12,550,000      3.40      3/01/99      12,550,000
                                                                                                                --------------
                                                                                                                    21,610,000
------------------------------------------------------------------------------------------------------------------------------
Total Daily Variable Rate Put Bonds                                                                                129,165,000
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investments in Securities 100.3%                                                                           2,111,632,423
Other Assets and Liabilities, Net (0.3%)                                                                            (7,127,260)
------------------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                               $2,104,505,163
==============================================================================================================================


LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Restricted security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d) Maturity date represents actual maturity or the longer of the next put date or interest adjustment date. For U.S. Government Agency Securities, maturity date represents actual maturity or the next interest adjustment date.
(e)  Variable rate security.
(f)  When-issued security.
(g)  Affiliated Issuer (see Note 8 of Notes to Financial Statements).
(h)  See Note 2(I) of Notes to Financial Statements.


Percentages are stated as a percent of net assets.




ABBREVIATIONS
--------------------------------------------------------------------------------
The following is a list of abbreviations that may be used in the Schedules of Investments in Securities:

BAN    -- Bond Anticipation Notes
BP     -- Basis Points
CDA    -- Commercial Development Authority
CDR    -- Commercial Development Revenue
COP    -- Certificates of Participation
DFA    -- Development Finance Authority
EDA    -- Economic Development Authority
EDC    -- Economic Development Corporation
EDFA   -- Economic Development Finance Authority
EDR    -- Economic Development Revenue
EFA    -- Educational Facilities Authority
EXTRAS -- Extendable Rate Adjustable Securities
GO     -- General Obligation
HDA    -- Housing Development Authority
HDC    -- Housing Development Corporation
HFA    -- Housing Finance Authority
HFC    -- Housing Finance Corporation
IBA    -- Industrial Building Authority
IBR    -- Industrial Building Revenue
IDA    -- Industrial Development Authority
IDB    -- Industrial Development Board
IDC    -- Industrial Development Corporation
IDFA   -- Industrial Development Finance Authority
IDR    -- Industrial Development Revenue
IFA    -- Investment Finance Authority
MERLOT -- Municipal Exempt Receipt - Liquidity Optional Tender
MFHR   -- Multi-Family Housing Revenue
MFMR   -- Multi-Family Mortgage Revenue
PCFA   -- Pollution Control Financing Authority
PCR    -- Pollution Control Revenue
RAN    -- Revenue Anticipation Notes
SFHR   -- Single Family Housing Revenue
SFMR   -- Single Family Mortgage Revenue
TAN    -- Tax Anticipation Notes
TRAN   -- Tax and Revenue Anticipation Notes



                       See Notes to Financial Statements.
48


STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------------------------------------------
February 28, 1999

                                                                       (In Thousands, Except Per Share Amounts)
                                                                               Strong      Strong Municipal
                                                                           Advantage Fund   Advantage Fund
                                                                           --------------  ----------------
ASSETS:
  Investments in Securities, at Value
    Unaffiliated Issuers (Cost of $2,789,217 and $2,090,496, respectively)   $2,764,263       $2,100,712
    Affiliated Issuers (Cost of $0 and $87,100, respectively)                        --           87,100
  Receivable for Securities Sold                                                  5,794               --
  Receivable for Fund Shares Sold                                                 1,549               40
  Dividends and Interest Receivable                                              27,068           19,002
  Other Assets                                                                       --              228
                                                                             ----------       ----------
  Total Assets                                                                2,798,674        2,207,082

LIABILITIES:
  Payable for Securities Purchased                                               17,839           28,772
  Payable for Fund Shares Redeemed                                                1,985            1,150
  Dividends Payable                                                              11,841            6,195
  Accrued Operating Expenses and Other Liabilities                                  670               43
                                                                             ----------       ----------
  Total Liabilities                                                              32,335           36,160
                                                                             ----------       ----------
NET ASSETS                                                                   $2,766,339       $2,170,922
                                                                             ==========       ==========
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)                              $2,798,521       $2,163,369
  Undistributed Net Investment Income                                                55               --
  Accumulated Net Realized Loss                                                  (7,927)          (2,663)
  Net Unrealized Appreciation (Depreciation)                                    (24,310)          10,216
                                                                             ----------       ----------
  Net Assets                                                                 $2,766,339       $2,170,922
                                                                             ==========       ==========
Capital Shares Outstanding (Unlimited Number Authorized)                        277,949          430,809

Net Asset Value Per Share                                                         $9.95            $5.04
                                                                                  =====            =====


                                                               STRONG       STRONG         STRONG         STRONG
                                                              HERITAGE     INVESTORS        MONEY     MUNICIPAL MONEY
                                                             MONEY FUND    MONEY FUND    MARKET FUND    MARKET FUND
                                                             ----------    ----------    -----------  ---------------
ASSETS:
  Investments in Securities, at Amortized Cost               $1,895,091     $265,810     $1,983,259      $2,111,632
  Receivable for Securities Sold                                     --           --             --          29,854
  Receivable for Fund Shares Sold                                     5           --             --             500
  Interest Receivable                                             3,388          374          4,398          11,758
  Other Assets                                                      114            1            225             331
                                                             ----------     --------     ----------      ----------
  Total Assets                                                1,898,598      266,185      1,987,882       2,154,075

LIABILITIES:
  Payable for Securities Purchased                               55,200        9,600         55,200          44,715
  Payable for Fund Shares Redeemed                                  117           --             --             225
  Dividends Payable                                               6,552          939          6,437           4,328
  Accrued Operating Expenses and Other Liabilities                   45            2             56             302
                                                             ----------     --------     ----------      ----------
  Total Liabilities                                              61,914       10,541         61,693          49,570
                                                             ----------     --------     ----------      ----------
NET ASSETS                                                   $1,836,684     $255,644     $1,926,189      $2,104,505
                                                             ==========     ========     ==========      ==========
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)              $1,836,684     $255,644     $1,926,189      $2,104,505
                                                             ==========     ========     ==========      ==========
Capital Shares Outstanding (Unlimited Number Authorized)      1,836,684      255,644      1,926,189       2,104,505

NET ASSET VALUE PER SHARE                                         $1.00        $1.00          $1.00           $1.00
                                                                  =====        =====          =====           =====


                                            See Notes to Financial Statements.
                                                                                                              49

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------------------
For the Year Ended February 28, 1999

                                                                   (In Thousands)
                                                             STRONG      STRONG MUNICIPAL
                                                         ADVANTAGE FUND   ADVANTAGE FUND
                                                         --------------  ----------------
INCOME:
  Dividends - Unaffiliated Issuers                          $  2,832        $    --
  Dividends - Affiliated Issuers                                  --          2,128
  Interest                                                   164,201         65,965
                                                            --------        -------
  Total Income                                               167,033         68,093

EXPENSES:
  Investment Advisory Fees                                    15,176          8,406
  Custodian Fees                                                 107             54
  Shareholder Servicing Costs                                  2,789            425
  Other                                                          861            525
                                                            --------        -------
  Total Expenses before Waivers                               18,933          9,410
  Expense Waivers by Advisor                                      --         (1,428)
                                                            --------        -------
  Expenses, Net                                               18,933          7,982
                                                            --------        -------
NET INVESTMENT INCOME                                        148,100         60,111

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain on:
    Investments                                                1,652            134
    Futures Contracts and Options                                842             --
                                                            --------        -------
    Net Realized Gain                                          2,494            134

  Change in Unrealized Appreciation/Depreciation on:
    Investments                                              (36,399)         2,602
    Futures Contracts and Options                               (516)            --
                                                            --------        -------
  Net Change in Unrealized Appreciation/Depreciation         (36,915)         2,602
                                                            --------        -------
NET GAIN (LOSS) ON INVESTMENTS                               (34,421)         2,736
                                                            --------        -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $113,679        $62,847
                                                            ========        =======

                                                                                                   STRONG
                                              STRONG HERITAGE  STRONG INVESTORS  STRONG MONEY  MUNICIPAL MONEY
                                                MONEY FUND        MONEY FUND      MARKET FUND    MARKET FUND
                                              ---------------  ----------------  ------------  ---------------
                                                                                   (Note 1)
INTEREST INCOME                                   $84,180           $5,670         $33,105         $82,427

EXPENSES:
  Investment Advisory Fees                          7,652              527           3,174          10,268
  Custodian Fees                                       45               11              16              47
  Shareholder Servicing Costs                         817              275           2,211           2,281
  Reports to Shareholders                             111               47             301             135
  Federal and State Registration Fees                  47              121              13             127
  Other                                               114               17              66             128
                                                  -------           ------         -------         -------
  Total Expenses before Waivers and Absorptions     8,786              998           5,781          12,986
  Expense Waivers and Absorptions by Advisor       (3,919)            (998)         (1,855)             --
                                                  -------           ------         -------         -------
  Expenses, Net                                     4,867               --           3,926          12,986
                                                  -------           ------         -------         -------
NET INVESTMENT INCOME AND NET INCREASE
  IN NET ASSETS RESULTING FROM OPERATIONS         $79,313           $5,670         $29,179         $69,441
                                                  =======           ======         =======         =======


                                         See Notes to Financial Statements.
50

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------

                                                                                      (In Thousands)
                                                                          STRONG                      STRONG MUNICIPAL
                                                                      ADVANTAGE FUND                   ADVANTAGE FUND
                                                             -------------------------------    -----------------------------
                                                               Year Ended        Year Ended       Year Ended      Year Ended
                                                             Feb. 28, 1999     Feb. 28, 1998    Feb. 28, 1999   Feb. 28, 1998
                                                             -------------     -------------    -------------   -------------
OPERATIONS:
  Net Investment Income                                       $  148,100        $  114,890       $   60,111      $   37,590
  Net Realized Gain (Loss)                                         2,494            (7,166)             134          (1,173)
  Net Change in Unrealized Appreciation/Depreciation             (36,915)            5,011            2,602           5,108
                                                              ----------        ----------       ----------      ----------
  Net Increase in Net Assets Resulting from Operations           113,679           112,735           62,847          41,525

DISTRIBUTIONS:
  From Net Investment Income                                    (148,100)         (114,890)         (60,111)        (37,590)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                    2,946,300         2,163,729        2,486,040       1,170,270
  Proceeds from Reinvestment of Distributions                    131,622           102,231           51,811          32,175
  Payment for Shares Redeemed                                 (2,440,808)       (1,619,853)      (1,381,705)       (838,603)
                                                              ----------        ----------       ----------      ----------
  Net Increase in Net Assets from Capital Share Transactions     637,114           646,107        1,156,146         363,842
                                                              ----------        ----------       ----------      ----------
TOTAL INCREASE IN NET ASSETS                                     602,693           643,952        1,158,882         367,777

NET ASSETS:
  Beginning of Year                                            2,163,646         1,519,694        1,012,040         644,263
                                                              ----------        ----------       ----------      ----------
  End of Year                                                 $2,766,339        $2,163,646       $2,170,922      $1,012,040
                                                              ==========        ==========       ==========      ==========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                           293,643           214,499          493,759         233,361
  Issued in Reinvestment of Distributions                         13,123            10,135           10,290           6,415
  Redeemed                                                      (243,494)         (160,610)        (274,413)       (167,207)
                                                                 -------           -------          -------         -------
  Net Increase in Shares of the Fund                              63,272            64,024          229,636          72,569
                                                                 =======           =======          =======         =======


                                                              STRONG HERITAGE                 STRONG INVESTORS
                                                                 MONEY FUND                      MONEY FUND
                                                       ------------------------------   -----------------------------
                                                        Year Ended       Year Ended      Year Ended      Year Ended
                                                       Feb. 28, 1999    Feb. 28, 1998   Feb. 28, 1999   Feb. 28, 1998
                                                       -------------    -------------   -------------   -------------
                                                                                                           (Note 1)
OPERATIONS:
  Net Investment Income and Net Increase in Net Assets
    Resulting from Operations                           $   79,313       $    94,985       $  5,670        $   27

DISTRIBUTIONS:
  From Net Investment Income                               (79,313)          (94,985)        (5,670)          (27)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                              2,304,386         1,883,618        337,628         9,877
  Proceeds from Reinvestment of Distributions               74,363            91,575          4,441            --
  Payment for Shares Redeemed                           (2,025,605)       (2,491,811)       (93,893)       (2,409)
                                                        ----------        ----------       --------        ------
  Net Increase (Decrease) in Net Assets from Capital
    Share Transactions                                     353,144          (516,618)       248,176         7,468
                                                        ----------        ----------       --------        ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    353,144          (516,618)       248,176         7,468

NET ASSETS:
  Beginning of Year                                      1,483,540         2,000,158          7,468            --
                                                        ----------        ----------       --------        ------
  End of Year                                           $1,836,684        $1,483,540       $255,644        $7,468
                                                        ==========        ==========       ========        ======
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                   2,304,386         1,883,618        337,628         9,877
  Issued in Reinvestment of Distributions                   74,363            91,575          4,441            --
  Redeemed                                              (2,025,605)       (2,491,811)       (93,893)       (2,409)
                                                         ---------         ---------        -------         -----
  Net Increase (Decrease) in Shares of the Fund            353,144          (516,618)       248,176         7,468
                                                         =========         =========        =======         =====


                                            See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS (continued)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                       (In Thousands)
                                                                  Strong Money                            Strong Municipal
                                                                  Market Fund                             Money Market Fund
                                                -----------------------------------------------      ------------------------------
                                                 Year Ended        Year Ended       Year Ended        Year Ended        Year Ended
                                                Feb. 28, 1999    Oct. 31, 1998    Oct. 31, 1997      Feb. 28, 1999    Feb. 28, 1998
                                                -------------    -------------    -------------      -------------    -------------
                                                  (Note 1)
OPERATIONS:
  Net Investment Income                          $   29,179       $   97,648       $   99,258         $   69,441       $   66,146
  Net Realized Loss on Investments                       --               --          (14,444)                --               --
                                                 ----------       ----------       ----------         ----------       ----------
  Net Increase in Net Assets
    Resulting from Operations                        29,179           97,648           84,814             69,441           66,146

DISTRIBUTIONS:
  From Net Investment Income                        (29,179)         (97,648)         (99,258)           (69,441)         (66,146)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                       1,042,350        3,195,385        3,261,358          5,262,565        3,432,374
  Proceeds from Reinvestment of Distributions        29,874           93,465           94,201             63,080           62,048
  Payment for Shares Redeemed                    (1,069,859)      (3,203,404)      (3,466,443)        (5,092,372)      (3,518,087)
                                                 ----------       ----------       ----------         ----------       ----------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                        2,365           85,446         (110,884)           233,273          (23,665)

CAPITAL CONTRIBUTION (Note 4)                            --               --           14,444                 --               --
                                                 ----------       ----------       ----------         ----------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               2,365           85,446         (110,884)           233,273          (23,665)

NET ASSETS:
  Beginning of Year                               1,923,824        1,838,378        1,949,262          1,871,232        1,894,897
                                                 ----------       ----------       ----------         ----------       ----------
  End of Year                                    $1,926,189       $1,923,824       $1,838,378         $2,104,505       $1,871,232
                                                 ==========       ==========       ==========         ==========       ==========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                            1,042,350        3,195,385        3,261,358          5,262,565        3,432,374
  Issued in Reinvestment of Distributions            29,874           93,465           94,201             63,080           62,048
  Redeemed                                       (1,069,859)      (3,203,404)      (3,466,443)        (5,092,372)      (3,518,087)
                                                 ----------       ----------       ----------         ----------       ----------
  Net Increase (Decrease) in Shares of the Fund       2,365           85,446         (110,884)           233,273          (23,665)
                                                 ==========       ==========       ==========         ==========       ==========

                                              See Notes to Financial Statements.
52

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
February 28, 1999

1.   ORGANIZATION
     The accompanying financial statements represent the Strong Cash Management Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:
     -    Strong Advantage Fund, Inc.(1)
     - Strong Municipal Advantage Fund (a series of Strong Municipal Funds, Inc.(1))
     - Strong Heritage Money Fund (a series of Strong Heritage Reserve Series, Inc.(1))
     -    Strong  Investors  Money Fund  (formerly  known as Strong Step 1 Money
          Fund) (a series of Strong Heritage Reserve Series, Inc.(1))
     -    Strong Money Market Fund, Inc.(1)
     - Strong Municipal Money Market Fund (a series of Strong Municipal Funds, Inc.(1))

     (1) A diversified, open-end management investment company registered under the Investment Company Act of 1940. The inception date for Strong Investors Money Fund is January 31, 1998. During 1998, the Board of Directors of the Strong Money Market Fund, Inc. approved changing the Fund's fiscal year-end from October 31st to February 28th.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of Strong Advantage Fund and Strong Municipal Advantage Fund are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity and all investments in Strong Heritage Money Fund, Strong Investors Money Fund, Strong Money Market Fund and Strong Municipal Money Market Fund are valued at amortized cost, which approximates fair value, whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. Amortized cost for federal income tax and financial reporting purposes is the same.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at February 28, 1999 were as follows:

                                          Aggregate       Aggregate    Percent of
                                            Cost         Fair Value    Net Assets   Liquid*
                                        ------------    ------------    ----------   -------
         Strong Advantage Fund          $939,549,725    $918,554,127      33.2%      79.9%
         Strong Heritage Money Fund      803,280,118     807,996,318      44.0%     100.0%
         Strong Investors Money Fund     106,837,683     107,384,216      42.0%     100.0%
         Strong Money Market Fund        791,879,985     796,279,500      41.3%     100.0%


          *Percentage of restricted securities which are either Section 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and also have been determined to be liquid by the Advisor based upon guidelines established by the Fund's Board of Directors.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          Each fund generally pays dividends from net investment income monthly and distributes any net capital gains that it realizes annually. Dividends are declared on each day the net asset value is calculated, except for bank holidays.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures, and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

--------------------------------------------------------------------------------
February 28, 1999

          To the extent the fund has foreign denominated assets or forward currency contracts, these investments may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Funds may be designated as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options (none were written during the period). Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors each repurchase agreement to ensure the value of the collateral, including accrued interest, is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (J) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (K) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.


3.   RELATED PARTY TRANSACTIONS
     The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of the average daily net assets: Strong Advantage Fund and Strong Municipal Advantage Fund 0.60%, Strong Heritage Money Fund, Strong Investors Money Fund, Strong Money Market Fund and Strong Municipal Money Market Fund 0.50%. Based on the terms of the Advisory Agreements, advisory fees and other expenses will be waived by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at their discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     Strong Advantage Fund and Strong Municipal Advantage Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

--------------------------------------------------------------------------------

     Certain information regarding related party transactions, excluding the effect of waivers and absorptions, for the year ended February 28, 1999, is as follows:

                                Payable to/(Receivable   Shareholder Servicing    Unaffiliated
                                   from) Advisor at       and Other Expenses       Directors'
                                     Feb. 28, 1999          Paid to Advisor           Fees
                                ----------------------   ---------------------    ------------
Strong Advantage Fund                 $  63,836               $2,772,302            $21,844
Strong Municipal Advantage Fund          28,661                  324,808             11,922
Strong Heritage Money Fund               44,941                  436,496             15,387
Strong Investors Money Fund               1,691                  256,309              1,915
Strong Money Market Fund                (56,101)               1,720,822              9,164
Strong Municipal Money Market Fund     (116,011)                 854,410             19,105

4.   CAPITAL CONTRIBUTION
     On January 31, 1997, the Advisor purchased a security from the Strong Money Market Fund for $14,443,753 in excess of the security's fair value. The Strong Money Market Fund recorded a realized loss on the sale and a capital contribution of an equal amount from the Advisor. The Advisor received no shares of the Strong Money Market Fund or other consideration in exchange for such contribution. For tax purposes, the capital contribution reduced the realized losses for the year ended October 31, 1997.

5.   LINE OF CREDIT
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total line of credit. For individual Funds, borrowings under the LOC are limited to either the lesser of 15% of the market value of total assets or any explicit borrowing limits in the Funds' prospectus. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of .07% per annum is incurred on the unused portion of the line of credit and is allocated to all participating Strong Funds. At February 28, 1999, there were no borrowings by the Funds outstanding under the LOC.

6.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of long-term securities for the year ended February 28, 1999, were as follows:

                                                         Purchases                             Sales
                                             --------------------------------    ---------------------------------
                                             U.S. Government                     U.S. Government
                                               and Agency          Other            and Agency           Other
                                             ---------------   --------------    ---------------    --------------
         Strong Advantage Fund                $300,092,424     $2,326,653,281     $204,229,697      $1,734,809,473
         Strong Municipal Advantage Fund                --        700,015,449               --         236,442,603

7.   INCOME TAX INFORMATION
     At February 28, 1999, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2006) for federal income tax purposes were as follows:

                                      Federal Tax       Unrealized        Unrealized     Net Appreciation/   Net Capital Loss
                                         Cost          Appreciation      Depreciation     (Depreciation)       Carryovers
                                    --------------     ------------      ------------    -----------------   ----------------
Strong Advantage Fund               $2,789,218,543      $10,984,311      ($35,904,085)    ($24,919,774)        $7,281,929
Strong Municipal Advantage Fund      2,177,607,672       10,379,944          (176,029)      10,203,915          2,651,143


     During the year ended  February 28,  1999,  the Strong  Advantage  Fund and
     Strong   Municipal   Advantage  Fund  utilized   $3,900,963  and  $133,537,
     respectively, of their capital loss carryovers against net capital gains.

     For corporate shareholders in Strong Advantage Fund and Strong Municipal Advantage Fund, the percentage of dividend income distributed for the year ended February 28, 1999, which is designated as qualifying for the dividends-received deduction is 1.29% and 0.00%, respectively (unaudited).

--------------------------------------------------------------------------------
February 28, 1999

8.   INVESTMENTS IN AFFILIATES
     Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which a Fund's holdings represent 5% or more of the outstanding voting securities of the issuer, and any other Strong Fund. A summary of transactions in the securities of these issuers during the year ended February 28, 1999 is as follows:



                                      Balance of         Gross        Gross Sales      Balance of       Value     Dividend Income
                                     Shares Held       Purchases          and         Shares Held      Feb. 28,    Mar. 1, 1998 -
                                     Mar. 1, 1998    and Additions    Reductions     Feb. 28, 1999       1999      Feb. 28, 1999
                                     ------------    -------------    -----------    -------------     --------   ----------------
STRONG MUNICIPAL ADVANTAGE FUND
-------------------------------
Strong Municipal Money Market Fund    16,100,000     990,700,000     (919,700,000)    87,100,000     $87,100,000     $2,127,559



FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------
STRONG ADVANTAGE FUND
------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                            ------------------------------------------------------------
                                                             Feb. 28,   Feb. 28,  Feb. 28,  Feb. 29,  Dec. 31,  Dec. 31,
Selected Per-Share Data(a)                                    1999       1998      1997     1996(b)    1995      1994
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $10.08     $10.09    $10.03    $10.04    $ 9.98    $10.19
Income From Investment Operations
  Net Investment Income                                        0.59       0.62      0.62      0.10      0.67      0.55
  Net Realized and Unrealized Gains (Losses) on Investments   (0.13)     (0.01)     0.06     (0.01)     0.06     (0.19)
------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                             0.46       0.61      0.68      0.09      0.73      0.36
Less Distributions
  From Net Investment Income                                  (0.59)     (0.62)    (0.62)    (0.10)    (0.67)    (0.55)
  In Excess of Net Realized Gains                                --         --        --        --        --     (0.02)
------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                         (0.59)     (0.62)    (0.62)    (0.10)    (0.67)    (0.57)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $ 9.95     $10.08    $10.09    $10.03    $10.04    $ 9.98
========================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------
Total Return                                                  +4.6%      +6.3%     +7.0%     +0.9%     +7.5%     +3.6%
Net Assets, End of Period (In Millions)                      $2,766     $2,164    $1,520    $1,000      $990      $911
Ratio of Expenses to Average Net Assets                        0.7%       0.8%      0.8%      0.8%*     0.8%      0.8%
Ratio of Net Investment Income to Average Net Assets           5.8%       6.2%      6.2%      6.3%*     6.6%      5.6%
Portfolio Turnover Rate                                       79.3%     109.6%    154.9%     17.2%    183.7%    221.0%


  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  In 1996, the Fund changed its fiscal year-end from December to February.



                       See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------------------------------------
STRONG MUNICIPAL ADVANTAGE FUND
----------------------------------------------------------------------------------------------------
                                                                         Year Ended
                                                         -------------------------------------------
                                                          Feb. 28,   Feb. 28,   Feb. 28,    Feb. 29,
Selected Per-Share Data(a)                                  1999       1998       1997      1996(c)
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $5.03      $5.01      $5.01      $5.00
Income From Investment Operations
  Net Investment Income                                     0.21       0.22       0.25       0.06
  Net Realized and Unrealized Gains on Investments          0.01       0.02       0.00(b)    0.01
----------------------------------------------------------------------------------------------------
  Total from Investment Operations                          0.22       0.24       0.25       0.07
Less Distributions
  From Net Investment Income                               (0.21)     (0.22)     (0.25)     (0.06)
  From Net Realized Gains                                     --         --       0.00(b)      --
----------------------------------------------------------------------------------------------------
  Total Distributions                                      (0.21)     (0.22)     (0.25)     (0.06)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $5.04      $5.03      $5.01      $5.01
====================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------
Total Return                                               +4.5%      +5.0%      +5.1%      +1.4%
Net Assets, End of Period (In Millions)                   $2,171     $1,012       $644       $132
Ratio of Expenses to Average Net Assets                     0.5%       0.4%       0.0%(b)    0.0%*
Ratio of Expenses to Average Net Assets Without Waivers     0.6%       0.7%       0.7%       0.7%*
Ratio of Net Investment Income to Average Net Assets        4.1%       4.5%       5.0%       4.9%*
Portfolio Turnover Rate                                    36.0%      49.6%      40.8%      17.1%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  Amount calculated is less than $0.01 or 0.01%.
(c) For the period from December 1, 1995 (commencement of operations) to February 29, 1996.



STRONG HERITAGE MONEY FUND
--------------------------------------------------------------------------------------------------------------
                                                                         Year Ended
                                                         -------------------------------------------
                                                          Feb. 28,   Feb. 28,   Feb. 28,    Feb. 29,
Selected Per-Share Data(a)                                  1999       1998       1997      1996(c)
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $1.00      $1.00      $1.00      $1.00
Income From Investment Operations
  Net Investment Income                                     0.05       0.05       0.06       0.04
  Net Realized Losses on Investments                          --         --      (0.01)        --
----------------------------------------------------------------------------------------------------
  Total from Investment Operations                          0.05       0.05       0.05       0.04
Less Distributions
  From Net Investment Income                               (0.05)     (0.05)     (0.06)     (0.04)
----------------------------------------------------------------------------------------------------
  Total Distributions                                      (0.05)     (0.05)     (0.06)     (0.04)
----------------------------------------------------------------------------------------------------
Capital Contribution                                          --         --       0.01         --
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $1.00      $1.00      $1.00      $1.00
====================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------
Total Return                                               +5.3%      +5.6%      +5.7%(b)   +4.1%
Net Assets, End of Period (In Millions)                   $1,837     $1,484     $2,000       $942
Ratio of Expenses to Average Net Assets                     0.3%       0.2%       0.1%       0.0%*(d)
Ratio of Expenses to Average Net Assets Without Waivers     0.6%       0.6%       0.6%       0.6%*
Ratio of Net Investment Income to Average Net Assets        5.2%       5.4%       5.6%       5.9%*

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Had the Advisor not made the capital contribution as described in the Notes to the Financial Statments, the adjusted total return would have been 5.0% for the fiscal year ended February 28, 1997.
(c) For the period from June 30, 1995 (commencement of operations) to February 29, 1996.
(d)  Amount calculated is less than 0.01%.


                       See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------------------
STRONG INVESTORS MONEY FUND
--------------------------------------------------------------------------------------------
                                                                             Year Ended
                                                                       ---------------------
                                                                        Feb. 28,    Feb. 28,
Selected Per-Share Data(a)                                                1999      1998(b)
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                     $1.00      $1.00
Income From Investment Operations
  Net Investment Income                                                   0.06       0.00(c)
--------------------------------------------------------------------------------------------
  Total from Investment Operations                                        0.06       0.00(c)
Less Distributions
  From Net Investment Income                                             (0.06)        --
--------------------------------------------------------------------------------------------
  Total Distributions                                                    (0.06)        --
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $1.00      $1.00
============================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------
Total Return                                                             +5.7%      +0.5%
Net Assets, End of Period (In Millions)                                   $256         $7
Ratio of Expenses to Average Net Assets                                   0.0%       0.0%*
Ratio of Expenses to Average Net Assets Without Waivers and Absorptions   0.9%       2.0%*
Ratio of Net Investment Income to Average Net Assets                      5.4%       6.1%*


  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the period from January 31, 1998 (inception) to February 28, 1998
     (Note 1).
(c)  Amount calculated is less than $0.01 or 0.01%.




STRONG MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                           -------------------------------------------------------------
                                                            Feb. 28,  Oct. 31,   Oct. 31,  Oct. 31,  Oct. 31,   Dec. 31,
Selected Per-Share Data(a)                                   1999(b)    1998       1997      1996      1995(d)    1994
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $1.00     $1.00      $1.00     $1.00     $1.00      $1.00
Income From Investment Operations
  Net Investment Income                                       0.02      0.05       0.05      0.05      0.05       0.04
  Net Realized Losses on Investments                            --        --      (0.01)       --        --         --
------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                            0.02      0.05       0.04      0.05      0.05       0.04
Less Distributions
  From Net Investment Income                                 (0.02)    (0.05)     (0.05)    (0.05)    (0.05)     (0.04)
------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                        (0.02)    (0.05)     (0.05)    (0.05)    (0.05)     (0.04)
------------------------------------------------------------------------------------------------------------------------
Capital Contribution (Note 4)                                   --        --       0.01        --        --         --
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $1.00     $1.00      $1.00     $1.00     $1.00      $1.00
========================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------
Total Return                                                 +1.5%      +5.3%     +5.3%(c)  +5.4%     +5.2%      +4.0%
Net Assets, End of Period (In Millions)                     $1,926     $1,924    $1,838    $1,949    $1,934       $541
Ratio of Expenses to Average Net Assets                       0.6%*      0.5%      0.5%      0.4%      0.0%*      0.6%
Ratio of Expenses to Average Net Assets Without Waivers       0.9%*      0.9%      0.9%      0.8%      0.7%*      0.9%
Ratio of Net Investment Income to Average Net Assets          4.6%*      5.2%      5.2%      5.3%      6.1%*      4.0%


  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) In 1999, the Fund changed its fiscal year-end from October to February (Note 1).
(c) Had the Advisor not made the capital contribution as described in Note 4, the adjusted total return would have been 4.5% for the fiscal year ended October 31, 1997.
(d)  In 1995, the Fund changed its fiscal year-end from December to October.



                       See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)
-----------------------------------------------------------------------------------------------------------------------
STRONG MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------
                                                                             Year Ended
                                                      ------------------------------------------------------------
                                                       Feb. 28,  Feb. 28,  Feb. 28,  Feb. 29,   Dec. 31,  Dec. 31,
Selected Per-Share Data(a)                               1999      1998      1997     1996(c)     1995      1994
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $1.00     $1.00     $1.00     $1.00      $1.00     $1.00
Income From Investment Operations
  Net Investment Income                                  0.03      0.04      0.03      0.01       0.04      0.03
------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                       0.03      0.04      0.03      0.01       0.04      0.03
Less Distributions
  From Net Investment Income(b)                         (0.03)    (0.04)    (0.03)    (0.01)     (0.04)    (0.03)
------------------------------------------------------------------------------------------------------------------
  Total Distributions                                   (0.03)    (0.04)    (0.03)    (0.01)     (0.04)    (0.03)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $1.00     $1.00     $1.00     $1.00      $1.00     $1.00
==================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------
Total Return                                            +3.4%     +3.6%     +3.5%     +0.6%      +4.1%     +2.9%
Net Assets, End of Period (In Millions)                $2,105    $1,871    $1,895    $1,609     $1,416    $1,261
Ratio of Expenses to Average Net Assets                  0.6%      0.6%      0.6%      0.6%*      0.6%      0.6%
Ratio of Net Investment Income to Average Net Assets     3.4%      3.5%      3.5%      3.6%*      4.0%      2.9%


  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  Tax-exempt for regular Federal income tax purposes.
(c)  In 1996, the Fund changed its fiscal year-end from December to February.




                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of the Strong Cash Management Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Advantage Fund, Inc., Strong Money Market Fund, Inc., Strong Municipal Advantage Fund and Strong Municipal Money Market Fund (two of the portfolios constituting the Strong Municipal Funds, Inc.), Strong Heritage Money Fund and Strong Investors Money Fund (two of the portfolios constituting the Strong Heritage Reserve Series, Inc.) (all six of the portfolios collectively referred to herein as the "Strong Cash Management Funds"), at February 28, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strong Cash Management Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at February 28, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
April 7, 1999

                                   DIRECTORS
                               Richard S. Strong
                                Willie D. Davis
                                Stanley Kritzik
                                Marvin E. Nevins
                                William F. Vogt

                                    OFFICERS
                    Richard S. Strong, Chairman of the Board
                         Mary F. Hoppa, Vice President
                        Thomas P. Lemke, Vice President
                        John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                           Dana J. Russart, Treasurer

                               INVESTMENT ADVISOR
                        Strong Capital Management, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201

                                  DISTRIBUTOR
                            Strong Investments, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   CUSTODIAN
                          Firstar Bank Milwaukee, N.A.
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
                        Strong Capital Management, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201

                            INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
             100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                 LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.


                             [PICTURE OF TELEPHONE]
                        To order a free prospectus kit,
                               CALL 1-800-368-1030

                         To learn more about our funds,
                          discuss an existing account,
                           or conduct a transaction,
                               CALL 1-800-368-3863
                               -------------------

                                  If you are a
                            Financial Professional,
                              CALL 1-800-368-1683



                    [PICTURE OF STRONG WEB SITE ON COMPUTER]
                                 Strong On-line
                               www.strongfunds.com




                                  [STRONG LOGO]

                                  STRONG FUNDS
                   P.O. Box 2936 o Milwaukee, Wisconsin 53201
                       Strong Investments, Inc. 11104C99                  ACASH